Farm Bureau Life Annuity Account

VARIABLE ANNUITY CONTRACT

PROSPECTUS

June 9, 2008

Farm Bureau Life Insurance Company (the “Company”) is offering the variable deferred annuity contract (the “Contract”) described in this Prospectus. The Contract provides for Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner of a Contract (“you” or “your”) may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of Farm Bureau Life Annuity Account available under the Policy, each of which invests in one of the following Investment Options:

Columbia Funds Variable Insurance Trust

International Fund—Class A

Mid Cap Value Fund—Class B

Small Cap Value Fund—Class B

Small Company Growth Fund—
Class B

DWS Variable Series I

DWS Global Opportunities VIP—Class A

DWS Variable Series II

DWS Global Thematic VIP—Class A

EquiTrust Variable Insurance Series Fund

Blue Chip Portfolio—Service Class

High Grade Bond Portfolio—Service Class

Managed Portfolio—Service Class

Money Market Portfolio—Service Class

Strategic Yield Portfolio—Service Class

Value Growth Portfolio—Service Class

Fidelity Variable Insurance Products Funds

VIP Contrafund Portfolio—Service Class 2

VIP Growth Portfolio—Service Class 2

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Service Class 2

VIP Mid Cap Portfolio—Service Class 2

VIP Real Estate Portfolio—Service Class 2

Franklin Templeton Variable Insurance Trust

Franklin Small Cap Value Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—Class 2

Templeton Global Income Securities—Class 2

JPMorgan Insurance Trust

Diversified Mid Cap Growth Fund—Class 1

Intrepid Growth Fund—Class 1

Intrepid Mid Cap Fund—Class 1

Small Cap Equity Fund—Class 2

Summit Pinnacle Series

Nasdaq-100 Index Portfolio

Russell 2000 Small Cap Index Portfolio—Class F

S&P MidCap 400 Index Portfolio—Class F

EAFE International Index Portfolio—Class F

T.Rowe Price Equity Series, Inc.

Equity Income Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T.Rowe Price International Series, Inc.

International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract’s Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.

Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus. All material features of the Contract are described in this Prospectus.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By

Farm Bureau Life Insurance Company

5400 University Avenue

West Des Moines, Iowa 50266

800-247-4170

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The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

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DEFINITIONS

Account: Farm Bureau Life Annuity Account.

Accumulated Value: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

Annuitant: The person whose life determines the annuity benefits payable under the Contract and whose death determines the death benefit.

Beneficiary: The person (or persons) to whom the Company pays the proceeds on the death of the Owner/Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (generally, 3:00 p.m. central time).

The Code: The Internal Revenue Code of 1986, as amended.

The Company (“we”, “us” or “our”): Farm Bureau Life Insurance Company.

Contract: The nonparticipating variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Contract Anniversary: The same date in each Contract Year as the Contract Date.

Contract Date: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

Contract Year: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

Declared Interest Option: An investment option under the Contract funded by the Company’s General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

(a) a certified copy of the death certificate;

(b) a certified copy of a court decree reciting a finding of death;

(c) the Beneficiary’s statement of election;

(d) a copy of the Beneficiary’s Form W-9; or

(e) any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

Home Office: The principal office of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

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Monthly Anniversary: The same date in each month as the Contract Date unless it would fall on a non-Business Day then the following Business Day.

Net Accumulated Value: The Accumulated Value less any applicable surrender charge.

Non-Qualified Contract: A Contract that is not a Qualified Contract.

Owner (“you” or “your”): The person(s) who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

Qualified Contract: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Code.

Retirement Date: The date when the Company applies the Accumulated Value under a payment option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each Valuation Period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Written Notice: A written request or notice signed by the Owner on a form satisfactory to the Company which we receive at our Home Office.

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FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning or surrendering the Contract. The first table describes the fees and expenses that are payable at the time you buy the Contract, surrender the Contract or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

Owner Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount withdrawn or surrendered) (1)	8%	8%
Transfer Processing Fee(2)	$10	$10

(1)  The surrender charge is only assessed during the first eight Contract Years. The surrender charge declines each year to 0% in the ninth Contract Year. In each Contract Year you may withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. This amount is not cumulative from Contract Year to Contract Year. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

(2)  We waive the transfer processing fee for the first twelve transfers during a Contract Year. Currently, we may assess a charge of $10 for the thirteenth and each subsequent transfer during a Contract Year.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own your Contract, not including Fund fees and expenses.

Periodic Charges	Guaranteed Maximum Charge	Current Charge
Contract Administrative Charge(3)	$5.00 monthly	$4.00 monthly
Asset-Based Administrative Charge(4)	0.04%	0.02%
Separate Account Annual Expenses
Mortality and Expense Risk Charge	1.00%	1.00%

(3)  We deduct the contract administrative charge on each Monthly Anniversary. We currently waive the deduction of the contract administrative charge on the Contract Date where the initial premium payment is $40,000 or more and for Contracts whose Accumulated Value is $40,000 or more on the most recent Contract Anniversary.

(4)  We deduct an asset-based administrative charge on each Monthly Anniversary for the first eight Contract Years.

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Optional Rider Charges (as a percentage of Accumulated Value)	Guaranteed Maximum Charge	Current Charge
Guaranteed Minimum Income Benefit Rider Charge(5)	0.08%	0.04%
Incremental Death Benefit Rider Charge(5)
Issue Ages 0-65	0.03%	0.015%
Issue Ages 66-75	0.06%	0.03%
Performance Enhanced Death Benefit Rider Charge (5)
Issue Ages 0-65	0.05%	0.025%
Issue Ages 66-75	0.10%	0.05%

(5)  We deduct the charge for the Guaranteed Minimum Income Benefit Rider, Incremental Death Benefit Rider and Performance Enhanced Death Benefit Rider from the Accumulated Value on each Monthly Anniversary. If the Accumulated Value is invested solely in the Subaccounts, then the fees for these riders could be added to “Total Separate Account Expenses” in the table of Periodic Charges on page 5. If you surrender the Contract prior to the Monthly Anniversary, we will deduct the charge for the Rider on a pro-rata basis.

The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2007. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)(6)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.35%	4.05%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(7)	0.35%	1.47%

(6)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2007. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee arrangements, Annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.35%	1.28%

(7)  The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue past the current year. Six Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the “Annual Investment Option Operating Expenses” table beginning on page 7 for a description of the fees and expenses charged by each of the Investment Options available under the Contract as well as any applicable contractual fee waiver or reimbursement arrangements.

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The following table indicates the Investment Options’ fees and expenses for the year ended December 31, 2007, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)

Investment Option	Advisory Fee	Acquired Fund Fees and Expenses		Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
Columbia Funds Variable Insurance Trust
Columbia International Fund, Variable Series— Class A	0.87%	—	(1)	0.45%	(2)	0.00%	1.32%	0.00%	1.32%	(3)
Columbia Mid Cap Value Fund, Variable Series— Class B	0.70%	—	(1)	0.37%	(2)	0.25%	1.32%	0.00%	1.32%	(4)
Columbia Small Cap Value Fund, Variable Series— Class B	0.80%	—	(1)	0.09%	(2)	0.25%	1.14%	0.00%	1.14%	(4)
Columbia Small Company Growth Fund, Variable Series—Class B	0.65%	—	(1)	0.25%	(2)	0.25%	1.15%	0.00%	1.15%	(3)
DWS Variable Series I
DWS Global Opportunities VIP—Class A	0.89%	0.00%		0.21%		0.00%	1.10%	0.11%	0.99%	(5)
DWS Variable Series II
DWS Global Thematic VIP—Class A	0.92%	0.01%	(6)	0.40%		0.00%	1.33%	0.27%	1.06%	(5)
EquiTrust Variable Insurance Series Fund
Blue Chip Portfolio— Service Class	0.20%	0.00%		0.09%	(7)	0.25%	0.54%	0.00%	0.54%
High Grade Bond Portfolio—Service Class	0.30%	0.00%		0.12%	(7)	0.25%	0.67%	0.00%	0.67%
Managed Portfolio—Service Class	0.45%	0.00%		0.09%	(7)	0.25%	0.79%	0.00%	0.79%
Money Market Portfolio—Service Class	0.25%	0.00%		0.20%	(7)	0.25%	0.70%	0.00%	0.70%
Strategic Yield Portfolio—Service Class	0.45%	0.00%		0.12%	(7)	0.25%	0.82%	0.00%	0.82%
Value Growth Portfolio—Service Class	0.45%	0.00%		0.10%	(7)	0.25%	0.80%	0.00%	0.80%
Fidelity Variable Insurance Products Funds
VIP Contrafund Portfolio—Service Class 2	0.56%	0.00%		0.09%		0.25%	0.90%	0.00%	0.90%	(8)
VIP Growth Portfolio— Service Class 2	0.56%	0.00%		0.09%		0.25%	0.90%	0.00%	0.90%	(8)
VIP High Income Portfolio—Service Class 2	0.57%	0.00%		0.11%		0.25%	0.93%	0.00%	0.93%
VIP Index 500 Portfolio—Service Class 2	0.10%	0.00%		0.00%		0.25%	0.35%	0.00%	0.35%	(9)
VIP Mid Cap Portfolio— Service Class 2	0.56%	0.00%		0.10%		0.25%	0.91%	0.00%	0.91%	(8)
VIP Real Estate Portfolio—Service Class 2	0.56%	0.00%		0.17%		0.25%	0.98%	0.00%	0.98%

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Investment Option	Advisory Fee	Acquired Fund Fees and Expenses		Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)		Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
Franklin Templeton Variable Insurance Trust
Franklin Small Cap Value Securities Fund—Class 2	0.51%	0.02%	(6)	0.15%		0.25%	0.93%		0.02%	0.91%	(10)
Franklin U.S. Government Fund—Class 2	0.49%	0.00%		0.04%		0.25%	0.78%		0.00%	0.78%	(11)
Mutual Shares Securities Fund—Class 2	0.59%	0.00%		0.13%		0.25%	0.97%		0.00%	0.97%
Templeton Global Income Securities—Class 2	0.73%	0.00%		0.03%		0.25%	1.01%		0.00%	1.01%	(11)
JPMorgan Insurance Trust
Diversified Mid Cap Growth Portfolio—Class 1	0.65%	0.00%		0.24%	(13)	0.00%	0.89%		0.00%	0.89%	(15)
Intrepid Mid Cap Portfolio—Class 1	0.65%	0.00%		0.30%	(13)	0.00%	0.95%		0.05%	0.90%	(15)
Intrepid Growth Portfolio—Class 1	0.65%	0.00%		0.25%	(13)	0.00%	0.90%		0.00%	0.90%	(15)
Small Cap Equity Portfolio—Class 2	0.65%	0.01%	(12)	3.14%	(13)	0.25%	4.05%	(14)	2.76%	1.29%	(15)
Summit Pinnacle Series
Nasdaq-100 Index Portfolio	0.35%	0.01%	(6)	0.30%		0.00%	0.66%		0.00%	0.66%	(16)
Russell 2000 Small Cap Index Portfolio—Class F	0.35%	0.03%	(6)	0.29%		0.20%	0.87%		0.00%	0.87%
S&P MidCap 400 Index Portfolio—Class F	0.30%	0.01%	(6)	0.22%		0.20%	0.73%		0.00%	0.73%
EAFE International Index Portfolio—Class F	0.56%	0.02%	(6)	0.69%		0.20%	1.47%		0.00%	1.47%	(17)
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio	0.85%	0.00%		0.00%		0.00%	0.85%		0.00%	0.85%	(18)
New America Growth Portfolio	0.85%	0.00%		0.00%		0.00%	0.85%		0.00%	0.85%	(18)
Personal Strategy Balanced Portfolio	0.90%	0.00%		0.00%		0.00%	0.90%		0.00%	0.90%	(18)(19)
T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	0.00%		0.00%		0.00%	1.05%		0.00%	1.05%	(18)

(1) Amounts less the 0.01% are shown as dashes (—) in acquired fund fees and expenses but are included in other expenses.

(2) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.

(3) Columbia Management Advisors, LLC (“CMA”), the Fund’s investment adviser, has voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s total annual operating expenses (excluding any distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.95% and 0.80% of the Fund’s average daily net assets for the International Fund and Small Company Growth Fund, respectively. If the waivers were reflected in the table, other expenses would be 0.08% and the total annual operating expenses would be 0.95% for the International Fund; and the distribution and services fees would be 0.15% and the total annual operating expenses would be 1.05% for the Small Company Growth Fund. The arrangement may be modified or terminated by CMA at any time.

(4) CMA, the Fund’s investment adviser, and/or Columbia Management Distributors, Inc. (“CMDI”), the Fund’s distributor, have voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s total annual operating expenses (excluding any distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.10% of the Fund’s average daily net assets. If the waivers were reflected in the table, the distribution and services fees would be 0.03% and 0.21% for the Mid Cap Value Fund and Small Cap Value Fund, respectively, and the total annual operating expenses for the Funds would be 1.10%. The arrangement may be modified or terminated by CMA and/or CMDI at any time.

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(5)   Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 0.99% and 1.05% for Class A shares (excluding certain expenses such as acquired fund fees and expenses, extraordinary expenses, taxes, brokerage and interest) of the DWS Global Opportunities VIP and DWS Global Thematic VIP Portfolios, respectively.

(6)  The Fund/Portfolio invests a portion of its assets in shares of various other underlying portfolios. This Investment Option has its own expenses and bears a portion of the operating expenses of the underlying portfolios in which it invests, including the advisory fee. The figures shown for the acquired fund fee and expenses reflect the portion of the underlying portfolios’ expenses.

(7)   Service Class Shares were not offered until May 1, 2008. Other Expenses are based on estimated amounts for the current fiscal year.

(8)  Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund’s expenses, and/or because through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.89%, Growth Portfolio 0.89% and Mid Cap Portfolio 0.90%. This arrangement may be discontinued by the Fund’s manager at any time.

(9)  Management fees for the Fund have been reduced to 0.10%, and total Fund expenses are limited to 0.35% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees or extraordinary expenses). This expense limit may not be increased without approval of the Fund’s shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the Fund manager’s part.

(10)  The Fund’s manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is the “acquired fund” in this case) to the extent of the Fund’s fees and expenses of the acquired fund. This reduction is required by the Fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.

(11)  The Fund administration fee is paid indirectly through the management fee.

(12) “Acquired Fund Fees and Expenses” are based on the allocation of the Portfolio’s assets among the acquired funds calculated on a daily basis through the Portfolio’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending December 31, 2007. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds as well as allocation of the Portfolio’s assets and may be higher or lower than those shown.

(13) “Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

(14) The total expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of the prospectus for the Investment Option. The Financial Highlights reflect only the operating expenses of the Portfolio and do not include acquired fund fees and expenses.

(15) JPMorgan Investment Advisors, Inc. and JPMorgan Investment Management, Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the average daily net assets of the Class 1 Shares of the Diversified Mid Cap Growth Portfolio, Intrepid Mid Cap Portfolio and Intrepid Growth Portfolio; and 1.28% of the average daily net assets of the Class 2 Shares of the Small Cap Equity Portfolio, through April 30, 2009. Without the acquired fund fees and expenses, the total expenses (before contractual fee waivers and reimbursements) of the Class 2 Shares of the Small Cap Equity Portfolio would have been 4.04% and total expenses (after contractual fee waivers and reimbursements) of the Class 2 Shares of the Small Cap Equity Portfolio would have been 1.28% of the average daily net assets.

(16)  The Fund’s adviser has contractually agreed to limit total expenses, exclusive of acquired fund fees and expenses, to the extent they exceed 0.65% of the average net assets of the Portfolio. This expense limit may not be changed without approval of the Portfolio’s shareholders.

(17)  Total operating expenses, exclusive of acquired fund fees and expenses, in excess of 1.45% for Class F shares of the EAFE International Index Portfolio are paid by the Adviser, pursuant to a contractual limit in the advisory agreement. The Fund’s adviser has voluntarily agreed to waive its fees and/or reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses exclusive of acquired fund fees and expenses, to 1.15% for Class shares of the average daily net assets of the Portfolio until May 1, 2009.

(18)  Total annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring or extraordinary items. The fee is based on fund average daily net assets and is calculated and accrued daily.

(19)  The Portfolio is required to reduce its management fee by the amount of expenses incurred as a result of the Portfolio’s investments in other T. Rowe Price mutual funds. Including this reduction, the Portfolio’s actual expenses for fiscal year 2007 were 0.88%. The reduction will vary with the amount invested in other T. Rowe Price mutual funds.

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Examples

The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the contract administrative charge, asset based administrative charge, mortality and expense risk fees, Investment Option fees and expenses, Guaranteed Minimum Income Benefit Rider charge, the Incremental Death Benefit Rider charge and the Performance Enhanced Death Benefit Rider charge.

Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you have elected the Guaranteed Minimum Income Benefit Rider, the Incremental Death Benefit Rider and the Performance Enhanced Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,304	$2,332	$3,341	$5,864

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option A, B or D with a one-year annuity payment period1:

1 Year	3 Years	5 Years	10 Years
$1,215	$2,245	$3,257	$5,864

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options C or E, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$592	$1,811	$3,003	$5,864

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you have elected the Guaranteed Minimum Income Benefit Rider, the Incremental Death Benefit Rider and the Performance Enhanced Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.   If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,223	$2,097	$2,968	$5,216

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option A, B or D with a one-year annuity payment period1:

1 Year	3 Years	5 Years	10 Years
$1,133	$2,008	$2,879	$5,216

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options C or E, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$503	$1,561	$2,613	$5,216

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Example 3

The third example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you did not elect the Guaranteed Minimum Income Benefit Rider, the Incremental Death Benefit Rider or the Performance Enhanced Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,068	$1,594	$2,128	$3,603

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option A, B or D with a one-year annuity payment period1:

1 Year	3 Years	5 Years	10 Years
$976	$1,500	$2,030	$3,603

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options C or E, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$335	$1,026	$1,737	$3,603

Example 4

The fourth example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you did not elect the Guaranteed Minimum Income Benefit Rider, the Incremental Death Benefit Rider or the Performance Enhanced Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$983	$1,333	$1,686	$2,692

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option A, B or D with a one-year annuity payment period1:

1 Year	3 Years	5 Years	10 Years
$890	$1,236	$1,584	$2,692

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options C or E, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$242	$749	$1,276	$2,692

(1)  Selection of an annuity payment period with a duration greater than one year would result in lower one-, three- and five-year expense figures.

Condensed Financial Information

Because sales of the Policy had not commenced as of December 31, 2007, no condensed financial information is included in this prospectus.

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SUMMARY OF THE CONTRACT

Issuance of a Contract.  The Contract is a variable annuity contract with a maximum issue age of 85 for Annuitants (see “DESCRIPTION OF ANNUITY CONTRACT—Issuance of a Contract”). See “DISTRIBUTION OF THE CONTRACT” for information on compensation of persons selling the Contracts. The Contracts are:

•	“nonparticipating” because you do not share in the Company’s surplus or profits, and

•

“variable” because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

Free-Look Period.  You have the right to return the Contract within 30 days after you receive it (see “DESCRIPTION OF ANNUITY CONTRACT—Free-Look Period”). If you return the Contract, it will become void and you will receive either the greater of:

•	premiums paid, or

•	the Accumulated Value on the date we receive the returned Contract at our Home Office, plus administrative charges and any other charges deducted under the Contract.

Premiums.  The minimum initial premium amount the Company accepts is $2,000 for Qualified Contracts and $5,000 for non-Qualified Contracts. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum $50 each) at any time. (See “DESCRIPTION OF ANNUITY CONTRACT—Premiums.”) Premiums greater than $1,000,000 are subject to Company approval.

Allocation of Premiums.  You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see “DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums”).

•	We will allocate your initial premium to the Subaccounts, the Declared Interest Option or both during the Free-Look Period as you select.

Transfers.  You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Transfer Privilege”).

•	The minimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

•

Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

•	The Company waives fees for the first twelve transfers during a Contract Year.

•	The Company may assess a transfer processing fee of $10 for the 13th and each subsequent transfer during a Contract Year. (This charge is guaranteed not to exceed $10.)

Partial Withdrawal.  You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Partial Withdrawals”). Certain partial withdrawals may be subject to a surrender charge (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

Surrender.  You may surrender your Contract upon Written Notice on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—

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Surrender”). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

Guaranteed Minimum Income Benefit.  You may elect the Guaranteed Minimum Income Benefit Rider (the “GMIB rider”) when you purchase the Contract. The GMIB rider is an optional rider that guarantees minimum fixed monthly payments upon annuitization after the eighth Contract Anniversary. In other words, the rider offers a payment “floor.” If you choose the rider and comply with its conditions, a minimum level of income will be available to you when you annuitize, regardless of the investment performance of the Subaccounts and/or the Declared Interest Option in which you are invested or fluctuating market conditions. For a description of the Guaranteed Minimum Income Benefit Rider see “DESCRIPTION OF ANNUITY CONTRACT—Guaranteed Minimum Income Benefit.”

Death Benefit.  In general, we will pay a death benefit if the Annuitant dies prior to the Retirement Date (See “DESCRIPTION OF ANNUITY CONTRACT—Death Benefit Before the Retirement Date”). The death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

(1) the	sum of premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges); or

(2) the	Accumulated Value;

You may enhance your death benefit protection by electing the Performance Enhanced Death Benefit Rider and/or the Incremental Death Benefit Rider. See “DESCRIPTION OF ANNUITY CONTRACT—Death Benefit Before the Retirement Date—Performance Enhanced Death Benefit, and—Incremental Death Benefit” for descriptions of the Performance Enhanced Death Benefit Rider and the Incremental Death Benefit Rider.

CHARGES AND DEDUCTIONS

Your Contract will be assessed the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge).  We apply a charge if you make a partial withdrawal from or surrender your Contract during the first eight Contract Years (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”).

Contract Year in Which Withdrawal Occurs	Charge as a Percentage of Amount Withdrawn
1	8%
2	7
3	6
4	5
5	4
6	3
7	2
8	1
9 and after	0

In each Contract Year you may withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

We reserve the right to waive the surrender charge as provided in the Contract. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Waiver of Surrender Charge.”)

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Contract Administrative Charge.  We deduct a monthly administrative charge of $4, (see “CHARGES AND DEDUCTIONS—Annual Administrative Charge”). We currently waive this charge:

•	on the Contract Date with an initial premium payment of $40,000 or greater, or

•	if your Accumulated Value is $40,000 or greater on your most recent Contract Anniversary.

We may terminate this waiver at any time.

Transfer Processing Fee.  We may assess a $10 transfer processing fee for the 13th and each subsequent transfer in a Contract Year. (This charge is guaranteed not to exceed $10 per transfer.)

Asset-Based Administrative Charge.  We currently deduct an asset-based administrative charge equal to 0.02% of Variable Accumulated Value on each Monthly Anniversary for the first eight Contract Years. See “CHARGES AND DEDUCTIONS—Asset-Based Administrative Charge” for a description of the asset-based administrative charge.

Mortality and Expense Risk Charge.  We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.00% (see “CHARGES AND DEDUCTIONS—Mortality and Expense Risk Charge”).

Guaranteed Minimum Income Benefit Charge.  We currently deduct a charge for the Guaranteed Minimum Income Benefit Rider equal to 0.04% of Accumulated Value on each Monthly Anniversary. The charge will never exceed 0.08% of Accumulated Value on a Monthly Anniversary. See “CHARGES AND DEDUCTIONS—Guaranteed Minimum Income Benefit Charge” for a description of the charge for the Guaranteed Minimum Income Benefit Rider.

Incremental Death Benefit Rider.  We currently deduct a charge for the Incremental Death Benefit Rider equal to 0.015% of Accumulated Value on each Monthly Anniversary where the Annuitant(s) has an issue age of between 0-65 years (0.030% of Accumulated Value for an Annuitant(s) with an issue age of 66-75). See “CHARGES AND DEDUCTIONS—Incremental Death Benefit Rider.”

Performance Enhanced Death Benefit Charge.  We currently deduct a charge for the Performance Enhanced Death Benefit Rider equal to 0.025% of Accumulated Value on each Monthly Anniversary where the Annuitant(s) has an issue age of between 0-65 years (0.05% for an Annuitant(s) with an issue age of 66-75 years). See “CHARGES AND DEDUCTIONS—Performance Enhanced Death Benefit Charge” for a description of the charge for the Performance Enhanced Death Benefit Rider.

Investment Option Expenses.  The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table beginning on page 7 titled “Annual Investment Option Operating Expenses” lists these fees.

Risk of An Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels.

Allocation of Charges and Deductions.  You may instruct us to deduct all charges under the Contract solely from your Accumulated Value in the EquiTrust Money Market Subaccount, the Declared Interest Option, or Pro rata based on your Accumulated Value in each Subaccount and the Declared Interest Option. You may provide us with instructions or change your instructions at any time by sending Written Notice to us at our Home Office subject to the conditions described below. If your Accumulated Value in the EquiTrust Money Market Subaccount or the Declared Interest Option is not sufficient to cover the deductions of charges when due, we will deduct the charges under the Contract pro rata based on your Accumulated Value in each Subaccount and the Declared Interest Option. If you do not provide us with instructions, we will deduct the charges pro rata based on your Accumulated Value in each Subaccount and the Declared Interest Option.

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You may change your instructions for the allocation of charges under the Contract at any time, subject to the following conditions:

•	the Contract must be in force;

•	the Contract must have Accumulated Value;

•	we must receive Written Notice of any change signed by the Owner; and

•	any change will take effect no later than the Business Day after we receive Written Notice at our Home Office.

ANNUITY PROVISIONS

On your Retirement Date, you may choose to have the Accumulated Value distributed to you as follows:

•	under a payment option, or

•	in a lump sum (see “PAYMENT OPTIONS”).

STATE VARIATIONS

Certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available because of the legal restrictions in your state. See your Contract for specific variations as such state variations will be included in your Contract or in riders or endorsements attached to your Contract. Please contact us at our Home Office for specific information that may be applicable to your state. All material features of the Contract are described in this Prospectus.

FEDERAL TAX MATTERS

The Contract’s earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS

Farm Bureau Life Insurance Company

The Company was incorporated on October 30, 1944 as a stock life insurance company in the State of Iowa and is principally engaged in the offering of life insurance policies and annuity contracts. At December 31, 2007, Iowa Farm Bureau Federation owned shares of various classes representing 63.60% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. We are admitted to do business in 18 states: Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming. Our Home Office is at 5400 University Avenue, West Des Moines, Iowa 50266.

Iowa Farm Bureau Federation

Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.

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IMSA

The Company is a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

Farm Bureau Life Annuity Account

On July 26, 1993, we established the Account pursuant to the laws of the State of Iowa. The Account:

•	will receive and invest premiums paid to it under the Contract;

•	will receive and invest premiums for other variable annuity contracts we issue;

•

is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account’s assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account’s assets are available to cover the general liabilities of the Company only to the extent that the Account’s assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. For example, we may transfer assets attributable to our investment in the Account or fees and charges that have been earned. All obligations arising under the Contracts are general corporate obligations of the Company.

Investment Options

There are currently 34 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objective(s) and separately determines the income and losses for that Investment Option. You may be invested in up to twelve Investment Options at any one time, including the Declared Interest Option.

The investment objective(s) and policies of certain Investment Options are similar to the investment objective(s) and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

We have summarized below the investment objective(s) and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objective(s). You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Home Office at 800-247-4170.

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Columbia Funds Variable Insurance Trust.  Columbia Management Advisors, LLC is the investment adviser to each of the Funds listed below.

Portfolio	Investment Objective(s) and Principal Investments
Columbia International Fund, Variable Series

•      The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests primarily in equity securities of companies located in at least three countries other than the United States. The Fund may invest in companies that have market capitalizations of any size. The Fund also may invest in debt securities issued by foreign governments and that, at the time of purchase, are rated investment grade or are unrated but determined by the adviser to be of comparable quality.

Columbia Mid Cap Value Fund, Variable Series

•      The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Value Index at the time of purchase (between $463 million and $49.3 billion as of February 29, 2008), that the adviser believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of total assets in foreign securities. The Fund also may invest in real estate investment trusts.

Columbia Small Cap Value Fund, Variable Series

•      The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 Value Index at the time of purchase (between $25 million and $6.8 billion as of February 29, 2008), that the adviser believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of total assets in foreign securities. The Fund also may invest in real estate investment trusts.

Columbia Small Company Growth Fund, Variable Series

•      The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets in common stocks of companies that have market capitalizations in the range of companies in the Russell 2000 Growth Index at the time of purchase (between $25 million and $7.7 billion as of February 29, 2008.) The Fund invests primarily in common stocks of companies that the adviser believes have the potential for long-term, above-average earnings growth.

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DWS Variable Series I and DWS Variable Series II.  Deutsche Investment Management Americas Inc. (“DIMA”) is the investment adviser for each portfolio of DWS Variable Series I and II. Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of DIMA. DWS Scudder is the designation given to the products and services provided by DIMA and its affiliates to the DWS mutual funds (including the Funds listed below).

Portfolio	Investment Objective(s) and Principal Investments
Global Opportunities VIP

•      This Portfolio seeks above-average capital appreciation over the long term. The Portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index.)

Global Thematic VIP

•      This Portfolio seeks long-term capital growth. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio manager considers to be “blue chip” companies.

EquiTrust Variable Insurance Series Fund.  EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio	• This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its net assets in equity securities of well-capitalized, established companies.
High Grade Bond Portfolio

•      This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor’s or Aaa, Aa or A by Moody’s Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Managed Portfolio

•      This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

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Portfolio	Investment Objective(s) and Principal Investments
Money Market Portfolio

•      This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Strategic Yield Portfolio

•      This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody’s Investors Service, Inc. and/or BBB or lower by Standard & Poor’s, or in unrated securities of comparable quality (i.e., junk bonds). An investment in this Portfolio may entail greater than ordinary financial risk. (See the Fund prospectus “HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES—Lower-Rated Debt Securities.”)

Value Growth Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

Fidelity® Variable Insurance Products Funds.  Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio

•      This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

Fidelity VIP High Income Portfolio

•      This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

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Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Index 500 Portfolio

•      This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in S&P 500.

Fidelity VIP Mid Cap Portfolio

•      This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Real Estate Portfolio

•      This Portfolio seeks above-average income and long-term capital growth, consistent with reasonable investment risk primarily through investment in companies principally engaged in the real estate industry and other real estate related investments. The Portfolio seeks to provide a yield that exceeds the composite yield of the S&P 500 Index.

Franklin Templeton.  Franklin Advisers, Inc. serves as the investment adviser to the Franklin U.S. Government Fund and Templeton Global Income Securities Fund; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Small Cap Value Securities Fund

•      This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies, and normally invests predominantly in equity securities.

Franklin U.S. Government Fund	• This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities, and normally invests primarily in fixed and variable rate mortgage-backed securities.
Mutual Shares Securities Fund

•      This Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in U.S. are foreign equity securities of companies that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Global Income Securities Fund	• This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

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JPMorgan Insurance Trust.  JPMorgan Investment Advisors, Inc. (JPMIA) serves as the investment adviser to the Diversified Mid Cap Growth Portfolio, Intrepid Growth Portfolio and Intrepid Mid Cap Portfolio. JPMorgan Investment Management, Inc. (JPMIM) serves as the investment adviser to the Small Cap Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Diversified Mid Cap Growth Portfolio

•      The Portfolio seeks growth of capital, and secondarily, current income by investing primarily in equity securities. The Portfolio pursues this objective by investing primarily in common stocks of mid-cap companies which the Portfolio’s adviser believes are capable of achieving sustained growth. Under normal circumstances, at least 80% of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in equity securities – including common stocks and debt securities and preferred stocks that are convertible to common stock — of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase.

Intrepid Growth Portfolio

•      The Portfolio seeks to provide long-term capital growth. The Portfolio pursues this objective by investing primarily in equity investments of large-capitalization (generally market capitalization over $10 billion) and mid-capitalization (generally market capitalization between $1 billion and $10 billion) companies. The Portfolio invests primarily in a broad portfolio of common stocks that its adviser believes have above-average growth potential over a long-term investment horizon with the potential for capital appreciation.

Intrepid Mid Cap Portfolio

•      The Portfolio seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Portfolio pursues this objective by investing primarily in common stocks of mid-cap companies, and under normal circumstances, at least 80% of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid-cap companies. Mid-cap companies are companies which have market capitalizations similar to those within the universe of the Russell Midcap® Index at the time of purchase. The Portfolio invests primarily in a broad portfolio of common stocks that the adviser believes are undervalued and/or have strong growth potential.

Small Cap Equity Portfolio

•      The Portfolio seeks capital growth over the long term. The Portfolio pursues this objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase.

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Summit Pinnacle Series of Summit Mutual Funds, Inc. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Nasdaq-100® Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Nasdaq-100® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

Russell 2000® Small Cap Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Russell 2000® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

S&P MidCap 400® Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the S&P MidCap 400® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

EAFE International Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of the Morgan Stanley Capital International EAFE Index. The Portfolio pursues its objective by investing primarily in the common stocks of companies that trade on major markets in Europe, Australasia and the Far East.

T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio

•      This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend- paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

New America Growth Portfolio

•      This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”.

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Portfolio	Investment Objective(s) and Principal Investments
Personal Strategy Balanced Portfolio

•      This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.

T. Rowe Price International Series, Inc.  T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	• This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to Owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, which may include withdrawing the Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Contracts, receives 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options. The Company and its affiliates may profit from these payments.

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Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Owners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant. In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change.

If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

•	operate the Account as a management investment company under the 1940 Act,

•	deregister the Account under that Act in the event such registration is no longer required, or

•	combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

DESCRIPTION OF ANNUITY CONTRACT

Issuance of a Contract

You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of EquiTrust Marketing Services, LLC (“EquiTrust Marketing”). Your Contract Date will be the date the properly completed application is received at our Home Office. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) See “DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums” for our procedures upon receipt of an incomplete application. The Company sells Qualified Contracts for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Contract; therefore, you should consider whether the features and benefits unique to the Contract are appropriate for your needs prior to purchasing a Qualified Contract. We apply a maximum issue age of 85 for Owners and Annuitants.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

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Premiums

The minimum initial premium amount the Company will accept is $2,000 for Qualified Contracts and $5,000 for Non-Qualified Contracts. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant’s lifetime and before the Retirement Date. Premiums greater than $1,000,000 are subject to Company approval.

You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if additional premiums are not paid. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to provide additional information about you and your account to government regulators.

Free-Look Period

We provide for an initial “free-look” period during which time you have the right to return the Contract within 30 days after you receive it. If you return the Contract, it will become void and you will receive the greater of:

•	premiums paid, or

•	the Accumulated Value on the date we receive the returned Contract at our Home Office, plus administrative charges and any other charges deducted from the Account.

Allocation of Premiums

Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Subaccounts, the Declared Interest Option or both as you selected in the application within two Business Days. We deem receipt to occur on a Business Day if we receive your properly completed Contract application and premium payment at our Home Office before 3:00 p.m. central time. If received on or after 3:00 p.m. central time on a Business Day, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in up to twelve Investment Options at any one time, including the Declared Interest Option. You must invest a minimum of 1% in each Investment Option. (The Company may, in its sole discretion, raise the minimum allocation requirement to 10% at any time.) All percentages must be in whole numbers.)

•	We will allocate the initial premium among the Subaccounts and the Declared Interest Option according to the instructions in your application.

•

We will allocate subsequent premiums in the same manner at the end of the Valuation Period we receive them at our Home Office, unless the allocation percentages are changed. We must receive a premium payment by 3:00 p.m. central time on a Business Day for the

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premium to be allocated that Business Day. Premiums received at or after 3:00 p.m. central time on a Business Day will be allocated on the following Business Day.

•

You may change your allocation instructions at any time by sending Written Notice to our Home Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

•	You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

Because the Accumulated Values in each Subaccount will vary with that Subaccount’s investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Accumulated Value

The Variable Accumulated Value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum Variable Accumulated Value, and, because your Contract’s Variable Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Accumulated Value.  Your Contract’s Variable Accumulated Value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount’s unit value by the number of units allocated to that Subaccount.

Determination of Number of Units.  The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

•	any premiums paid, and

•	any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

•	any amounts withdrawn,

•	applicable charges assessed, and

•	any amounts transferred to another Subaccount or the Declared Interest Option.

Determination of Unit Value.  We have set the unit value for each Subaccount’s first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

(a)	is the net result of:

1.	the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

2.	the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus

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3.	the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

4.	any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

5.	the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

(b)	is the number of units outstanding at the end of the preceding Valuation Period.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your signed written request at our Home Office.

•	The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

•	Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

•	If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

•	The Company waives the transfer processing fee for the first twelve transfers during a Contract Year.

•

The Company may assess a transfer processing fee of $10 for the 13th and each subsequent transfer during a Contract Year. (This charge is guaranteed not to exceed $10 per transfer.) We process transfers at the unit values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

•

Subject to certain limitations, you may transfer amounts among the Subaccounts and from the Subaccounts to the Declared Interest Option an unlimited number of times in a Contract Year; you may only make one transfer per Contract Year from the Declared Interest Option. (See “DECLARED INTEREST OPTION—Transfers from Declared Interest Option.”)

All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected.

You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

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CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

We process transfers at the unit values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.

Additional Limitations on Transfers.  When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging, asset rebalancing or interest sweep programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with,

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any Owners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose, would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies (“variable contracts”) and separate accounts it is possible that some variable contract owners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Contract.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for imposition of a redemption fee and may require us to provide to the Fund or its designee, promptly upon request, certain information about the transfer activity of individual variable contract owners, and to restrict or prohibit further purchases or transfers by specific variable contract owners identified by the Fund or its designee as violating the Fund’s policies and procedures.

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be

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harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the variable contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company’s ability to satisfy its contractual obligations to Owners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Owners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future and to provide information about your transaction activity to the Funds.

Partial Withdrawals and Surrenders

Partial Withdrawals.  You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.

•	The minimum amount which you may partially withdraw is $500.

•	If your partial withdrawal reduces your Net Accumulated Value to less than $2,000, it may be treated as a full surrender of the Contract.

We will process your partial withdrawal based on the net asset value next determined after we receive your Written Notice at our Home Office. This means that if we receive your Written Notice for partial withdrawal prior to 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal at or after 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day.

In each Contract Year, you may withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. Any applicable surrender charge will be deducted from your Accumulated Value. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Home Office.

Should your partial withdrawal result in a full surrender of your Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your Written Notice. If we are unable to contact you, or you instruct us to process the partial withdrawal, we will pay the Net Accumulated Value within seven days of receipt of your original Written Notice at our Home Office.

Surrender.  You may surrender your Contract upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we

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receive your Written Notice and your Contract at our Home Office. This means that if we receive your Written Notice to surrender the Contract prior to 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value for your Contract as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Contract at or after 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value of your Contract as of 3:00 p.m. central time on the following Business Day.

You may choose to have the Net Accumulated Value distributed to you as follows:

•	under a payment option, or

•	in a lump sum.

Facsimile Requests.  You may request a partial withdrawal from or surrender of your Contract via facsimile.

•	Facsimile requests must be directed to 1-515-226-6844 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and account number. We may require your address or social security number be provided for verification purposes.

•	We will compare your signature to your original Contract application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided.

•

Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of transmission.

•

A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

•

We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrender and Partial Withdrawal Restrictions.  Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See “FEDERAL TAX MATTERS—Taxation of Annuities” and “—Taxation of Qualified Contracts.”

Transfer and Withdrawal Options

You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to our Home Office. The options selected will remain in effect until we receive a written termination request from you at our Home Office.

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Automatic Rebalancing.  We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Contract’s then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

•	Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is twelve, including the Declared Interest Option.

•	This feature is free and is not considered in the twelve free transfers during a Contract Year.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

Dollar Cost Averaging.  You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in the dollar cost averaging program, you must place at least $1,200 in a single “source account.” Each month, we will automatically transfer equal amounts from the source account to your designated “target accounts.”

•	The minimum amount of each transfer is $100.

•	Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is twelve, including the Declared Interest Option.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

•	This feature is considered in the twelve free transfers during a Contract Year. All transfers made on the same date count as one transfer.

•	This feature is free and cannot be utilized in combination with the automatic rebalancing,

Systematic Withdrawals.  You may elect to receive automatic partial withdrawals.

•	You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

•	You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

•	The minimum amount which you may withdraw is $100.

•	The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

•

After the first Contract Year, you may annually withdraw a maximum of 10% of Accumulated Value without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) See “CHARGES AND

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DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”

•	Withdrawals in excess of 10% of Accumulated Value as of the most recent Contract Anniversary are subject to a surrender charge.

•	Distributions will take place on the same date each month as the Contract Date or on the next Business Day.

•	You may change the amount and frequency upon written request to our Home Office.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

Interest Sweep.  You may elect to participate in an interest sweep program. The interest sweep program is designed to automatically transfer interest earnings from the Declared Interest Option to one or more Subaccounts on your Monthly Anniversary.

•	You must have at least $5,000 in the Declared Interest Option to establish the interest sweep program.

•

The maximum number of Subaccounts which you may select to receive interest earnings at any one time is twelve. If you do not specify the allocation of interest earnings among the Subaccounts, we will transfer interest earnings to the designated Subaccounts in accordance with your then-effective premium allocation instructions.

•	We will terminate this option upon receipt of a written request at our Home Office.

•	This feature is free and is not considered in the twelve free transfers during a Contract Year.

•	We reserve the right to discontinue the interest sweep program if your balance in the Declared Interest Option is less than $5,000.

The interest sweep program may not be available in all states.

We may terminate the Automatic Rebalancing, Dollar Cost Averaging, Systematic Withdrawals, and Interest Sweep privileges at any time.

Death Benefit Before the Retirement Date

Death of Owner.  If an Owner dies prior to the Retirement Date, any surviving Owner becomes the sole Owner and the Beneficiary. If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner (except under certain Qualified Contracts). If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern.

If the surviving Owner or the new Owner is not the spouse of the deceased Owner and where there is no surviving or new Owner and the deceased Owner did not designate the manner in which the death benefit must be paid:

•	the Beneficiary may elect to receive the death benefit in a single sum within 5 years of the deceased Owner’s death, or

•

the Beneficiary may elect to receive the death benefit paid out under one of the annuity payment options, with payments beginning within one year after the date of the Owner’s death and with payments being made over the lifetime of the Beneficiary, or over a period that does not exceed the life expectancy of the Beneficiary.

Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner’s death until the date that the death benefit is paid.

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If there is no surviving or new Owner and the deceased Owner designated the manner in which the death benefit must be paid, the death benefit will be paid in the manner designated by the deceased Owner.

In the case of a non-natural Owner of the Contract, the death of the Annuitant shall be treated as the death of the Owner.

Other rules may apply to a Qualified Contract.

Death of an Annuitant.  If the Annuitant who is not the Owner dies prior to the Retirement Date while the Contract is in force, the Owner(s) must notify us within 90 days of the death of the Annuitant and select a new Annuitant. If the Owner(s) does not select an Annuitant within that 90 day period, the Owner (or the oldest Owner in the case of multiple Owners) becomes the Annuitant. If the Annuitant who is the Owner dies prior to the Retirement Date while the Contract is in force, we will pay the death benefit under the Contract to the Beneficiary.

Death Benefit Payment.  In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner’s estate.

We will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greater of:

•	the sum of the premiums paid, less the sum of all partial withdrawl reductions (including applicable surrender charges); or

•	the Accumulated Value.

A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

(a) is the death benefit immediately prior to withdrawal;

(b) is the amount of the partial withdrawal (including applicable surrender charges); and

(c) is the Accumulated Value immediately prior to withdrawal.

Performance Enhanced Death Benefit Rider.  The Performance Enhanced Death Benefit Rider enhances the death benefit under your Contract by guaranteeing that the death benefit payable will not be less than the highest Accumulated Value under the Contract as determined at certain specified times. (As of the date of this Prospectus, the rider is not available in Minnesota or Montana. If available in your state, you may elect the rider only at issue and only if you are 75 or younger. A registered representative can provide information on the availability of this rider.) If you elect this rider, on each Monthly Anniversary, we will deduct 0.025% of your Contract’s Accumulated Value for Annuitant(s) with an issue age between 0 and 65 years, and 0.05% for Annuitant(s) with an issue age between 66 and 75 years. (See “CHARGES AND DEDUCTIONS—Performance Enhanced Death Benefit Rider Charge.”)

We will determine the Performance Enhanced Death Benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

•	the Accumulated Value; or

•	the Performance Enhanced Death Benefit (PEDB) amount.

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On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Contract. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Contract Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We calculate the PEDB amount: (1) on each Contract Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) on the Owner’s date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (1) the PEDB amount last calculated plus any premium payment less any partial withdrawal reductions on the calculation date; or (2) the then current Accumulated Value.

We will continue to recalculate the PEDB amount on each Contract Anniversary until the Contract Anniversary immediately prior to the Owner’s 86th birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals reductions only.

Incremental Death Benefit Rider.  The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract. (As of the date of this Prospectus, the rider is not available in Minnesota or Montana. If available in your state, you may only elect the rider at issue if you are 75 or younger. A registered representative can provide information on the availability of this rider.) If you elect this rider, we will deduct 0.015% of your Contract’s Accumulated Value on each Monthly Anniversary (0.03% of your Contract’s Accumulated Value for Annuitants with an issue age of 66-75) (see “CHARGES AND DEDUCTIONS—Incremental Death Benefit Rider”).

The Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

(a) is the Accumulated Value; and

(b) is the sum of all premium payments less the sum of all partial withdrawals.

The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

Example

The following example demonstrates how the Incremental Death Benefit works. It is based on hypothetical values and is not reflective of past or future performance of the Investment Options in the Contract.

Date	Total Premiums Paid	Accumulated Value	Gain	Death Benefit	Incremental Death Benefit
5/1/2009	$100,000	$100,000	$ 0	$100,000	$ 0
5/1/2029	$100,000	$450,000	$350,000	$450,000	$50,000

If we receive Due Proof of Death on May 1, 2029, and there were no partial withdrawals made prior to the Owner’s death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

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Guaranteed Minimum Income Benefit Rider

The Guaranteed Minimum Income Benefit Rider (“GMIB Rider”) is an optional rider that guarantees minimum fixed monthly payments if and when you annuitize. In other words, the Rider offers a monthly payment “floor.” The GMIB Rider is appropriate for long-term investors who do not expect to take significant withdrawals, expect to annuitize after a minimum of eight years, and wish to guarantee a minimum level of monthly income payments that will not be reduced by volatility in the markets.

There are several important points you should consider before purchasing the GMIB Rider:

•

You may never need to rely upon the GMIB Rider. The annuity rates guaranteed by the GMIB Rider are based on conservative actuarial factors. These guaranteed annuity rates may be lower than the then-current annuity rates that are available when you choose to annuitize. Although you are not required to exercise the GMIB Rider upon annuitization and may instead choose the then-current annuity rates, the charges you have paid under the GMIB Rider will not be refunded.

•

There is an 8-year waiting period that must run out before you can exercise the GMIB Rider. If you choose to annuitize before the 8-year waiting period concludes, you will lose the benefits of the rider, and the charges you have paid under the rider will not be refunded.

•

If you make withdrawals, the level of payments guaranteed by the GMIB Rider will decrease. Therefore, the GMIB Rider may not be appropriate for you if you expect that you may need to take significant withdrawals before you annuitize.

•

If you withdraw an amount that exceeds your benefit amount solely for the purpose of satisfying Internal Revenue Code minimum distribution requirements for your Contract, then we will reduce your Income Base. (See “DESCRIPTION OF ANNUITY CONTRACT—Guaranteed Minimum Income Benefit Rider—Income Base” for an explanation of Income Base.)

•

If you elect to purchase the GMIB Rider, you may not later remove the Rider. In other words, the GMIB Rider charge will continue to be deducted for the life of the Contract unless the Rider terminates, as described below.

You may elect the GMIB Rider only at the time you purchase the Contract. To be eligible to elect the GMIB Rider, the age of all Owners and the Annuitant(s) on the Contract Date must be less than 76. At any time after the 8th Contract Anniversary, you may exercise the rider. Upon exercise, we will apply the Income Base to your choice of either fixed annuity payment option C or E, thus determining your monthly GMIB Payment. In the event that you would receive a higher monthly payment by applying your total Accumulated Value to the then-current annuity rates applicable to the Contract, we will pay you this higher amount instead of the GMIB Payment.

As of the date of this Prospectus, the GMIB Rider is not available in Minnesota or Montana. A registered representative can provide information on the availability of this Rider.

Asset Allocation Model.  If you elect the GMIB Rider, you will be limited to allocating your premium payments and Accumulated Value in accordance with an asset allocation model that seeks to provide moderate growth and income while avoiding excessive risk (the “Asset Allocation Model”). If you are seeking a more aggressive growth strategy, the Subaccount and Declared Interest Option allocations of the Asset Allocation Model required for participation in the GMIB Rider are probably not appropriate for you. A more detailed description of the Asset Allocation Model is available in a separate brochure. Your registered representative can provide you with the brochure and additional information about the Asset Allocation Model.

We will automatically rebalance your Accumulated Value quarterly, semi-annually, or annually to restore your allocations to the target allocations recommended in the Asset Allocation Model. If you instruct us to allocate premium payments or Accumulated Value, or to take partial withdrawals in a manner that is not consistent with the Asset Allocation Model (a “Prohibited Allocation Instruction”), we will terminate the GMIB Rider. A Prohibited Allocation Instruction includes only:

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(1) allocating a premium payment or Accumulated Value outside the target allocations of the Asset Allocation Model; (2) directing dollar cost averaging transfers outside the target allocations of the Asset Allocation Model; (3) transferring Accumulated Value outside the target allocations of the Asset Allocation Model; and (4) terminating the rebalancing of your Accumulated Value.

The target allocations of the Asset Allocation Model may vary from time to time in response to market conditions and changes in the Investment Options underlying the Subaccounts in the Asset Allocation Model. If you affirmatively opt-out of the changes to the Asset Allocation Model, we will terminate the GMIB Rider. In that event, you may continue to have your Accumulated Value invested in accordance with the prior version of the Asset Allocation Model. If you choose not to opt-out of the changes to the Asset Allocation Model, the GMIB Rider will continue and your Accumulated Value will be invested in accordance with the updated Asset Allocation Model. EquiTrust Marketing Services, LLC, the principal underwriter for the Contracts, will forward to you written notice that changes have been made to the Asset Allocation Model. You will have 30 days from the date of the notice to opt-out of changes to the Asset Allocation Model. You should contact your registered representative for information regarding changes to the Asset Allocation Model.

We do not guarantee Accumulated Value or the performance of any Investment Option or the Asset Allocation Model.

Income Base.  On the Contract Date, we will set the Income Base equal to your initial premium payment. The Income Base will then vary based on additional premium payments and withdrawals. At any point in time, the Income Base will be equal to:

•

the sum total of each premium payment, accumulated at an annual effective interest rate of 5.00% through the Contract Anniversary immediately preceding your 86th birthday, and at 0.00% thereafter, less

•

the sum total of each partial withdrawal reduction for any partial withdrawals accumulated at an annual effective interest rate of 5.00% through the Contract Anniversary immediately preceding your 86th birthday, and at 0.00% thereafter.

If the Contract is owned by joint Owners, the age of the older Owner will be used in determining the interest credited to the Income Base.

Partial Withdrawal Reduction.  For each withdrawal you make, we will calculate the partial withdrawal reduction using the following formula: “A” multiplied by “B” divided by “C” where:

•	“A” is the Income Base immediately prior to the withdrawal,

•	“B” is the amount of the withdrawal, and

•	“C” is the Accumulated Value immediately prior to the withdrawal.

Note:  No surrender charges will apply in the calculation of the partial withdrawal reduction.

Partial Annuitization.  You may choose to elect a partial annuitization under the Contract at any time that your Contract and the GMIB Rider are in force after the 8th Contract Anniversary, if the Income Base is greater than the Accumulated Value. The partial withdrawal reduction will equal the Income Base multiplied by the proportion of your Accumulated Value applied under a payment option, and the Accumulated Value will be decreased by the same proportion.

Partial annuitizations will be treated and taxed as withdrawals. If partial annuitizations begin before the Owner reaches age 59 1/2, then such payments may be subject to a 10% tax penalty. (See “FEDERAL TAX MATTERS—Penalty Tax on Certain Withdrawals.”)

Termination of the GMIB Rider.  All rights and benefits under the GMIB Rider will terminate when any of the following events occur: (1) the Contract is surrendered; (2) the Income Base equals zero (e.g., because of partial withdrawals); (3) the Owner or Joint Owner (or, if the Owner is a non-natural person, the Annuitant) dies, unless the Beneficiary is the spouse of the Owner and elects to continue the Contract; and (4) the Contract otherwise terminates.

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Proceeds on the Retirement Date

You select the Retirement Date. There is no minimum age required for the Owner to establish a Retirement Date. However, for Non-Qualified Contracts, the Retirement Date may be no later than the Annuitant’s age 80 or 10 years after the Contract Date. For Qualified Contracts, the Retirement Date may be no later than the Annuitant’s age 70 1/2 or such other date as meets the requirements of the Code.

On the Retirement Date, we will apply the proceeds under a life income fixed annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See “PAYMENT OPTIONS.”) If a payment option is elected, we will apply the Accumulated Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.

If the Annuitant dies before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

•	we must receive Written Notice at the Home Office at least 30 days before the current Retirement Date;

•	the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and

•	the requested Retirement Date must be no later than the Annuitant’s 99th birthday or any earlier date required by law.

Payments

We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a written request at our Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

•	the SEC permits by an order the postponement for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account’s net assets not reasonably practicable.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about you and your account to government regulators.

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Electronic Transactions

You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send your Written Notice to our Home Office via mail or facsimile. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney’s fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Contract.

Modification

You may modify your Contract only if one of our officers agrees in writing to such modification.

Upon notification to you, we may modify your Contract if:

•	necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

•	necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

•	necessary to reflect a change in the operation of the Account; or

•	the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Contract in the event of most such modifications.

Reports to Owners

We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

Inquiries

You may contact the Company in writing at our Home Office if you have any questions regarding your Contract.

Change of Address

We confirm all Owner change of address requests by sending a confirmation to both the old and new addresses.

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THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the “1933 Act”), and neither the Declared Interest Option nor the Company’s General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company’s General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of your Accumulated Value allocated to the Declared Interest Option (the “Declared Interest Option accumulated value”) will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company’s general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company.

You, therefore, assume the risk that interest credited may not exceed the guaranteed rate. We may vary the interest rate we credit on the amount of your Declared Interest Option accumulated value.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

Calculation of Declared Interest Option Accumulated Value.  The Declared Interest Option accumulated value is equal to:

•	amounts allocated and transferred to the Declared Interest Option, plus

•	interest credited, less

•	amounts deducted, transferred or withdrawn.

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Transfers from Declared Interest Option

You may make one transfer from the Declared Interest Option to any or all of the Subaccounts in each Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender.  We apply a charge if you make a partial withdrawal from or surrender your Contract during the first eight Contract Years.

Contract Year in Which Withdrawal Occurs	Charge as Percentage of Amount Withdrawn
1	8%
2	7
3	6
4	5
5	4
6	3
7	2
8	1
9 and after	0

If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

If the Contract is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

Amounts Not Subject to Surrender Charge.  In each Contract Year you may withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge (the “10% withdrawal privilege”). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value through a single or multiple withdrawal(s) in a Contract Year. For purposes of determining the amount available during a Contract Year, we calculate the percentage of the Accumulated Value each withdrawal represents on the date the request is processed. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year.

Surrender Charge at the Retirement Date.  We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you elect to receive fixed annuity payment option C or E or a variable annuity payment option. If you elect fixed annuity payments under payment options A, B or D, we add the fixed number of years for which payments will be made under the payment option to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender occurs for purposes of determining the charge that would apply based on the Table of Surrender Charges.

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Waiver of Surrender Charge.  You may make a partial withdrawal or surrender under the Contract without incurring a surrender charge after the first Contract Year if the Annuitant is terminally ill (as defined in your Contract), chronically ill, stays in a qualified nursing center for 90 days, or is totally disabled. Surrender charges will be waived if you are required to satisfy minimum distribution requirements in accordance with the Code. We must receive Written Notice, before the Retirement Date, at our Home Office in order to activate this waiver.

Contract Administrative Charge

We currently deduct a contract administrative charge of $4 on each Monthly Anniversary. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We do not assess this charge during the annuity payment period.

We currently waive the contract administrative charge as follows:

•	on the Contract Date with an initial premium payment of $40,000 or greater, or

•	if your Accumulated Value is $40,000 or greater on your most recent Contract Anniversary.

We may terminate this waiver at any time.

Asset-Based Administrative Charge

We currently deduct an asset-based administrative charge equal to 0.02% of Variable Accumulated Value on each Monthly Anniversary for the first eight Contract Years through the cancellation of Subaccount units. We deduct the asset-based administrative charge to compensate us for processing and administrative expenses incurred in connection with the Contract and the Account. These expenses include the cost of processing applications, establishing and maintaining Contract records, Contract changes, and reporting and overhead costs.

Transfer Processing Fee

We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a charge of $10 for the thirteenth and each subsequent transfer in a Contract Year. We may realize a profit from this fee. (This charge is guaranteed not to exceed $10.)

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.00% (daily rate of 0.0027262%). This charge is used to compensate the Company for assuming mortality and expense risks.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

Guaranteed Minimum Income Benefit Rider Charge

We currently deduct a charge for the Guaranteed Minimum Income Benefit Rider (“GMIB Rider”) equal to 0.04% of your Accumulated Value on each Monthly Anniversary. The charge will never

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exceed 0.08% of Accumulated Value. The charge helps compensate us for the mortality and investment risks we assume in guaranteeing minimum fixed monthly payments upon annuitization as set forth under the GMIB Rider.

Incremental Death Benefit Rider Charge

We currently deduct a charge for the Incremental Death Benefit Rider equal to 0.015% of Accumulated Value on each Monthly Anniversary where the Annuitant(s) has an issue age of between 0-65 years (0.030% for Annuitant’s with an issue age of 66-75 years). We deduct the charge on each Contract Anniversary.

Performance Enhanced Death Benefit Rider Charge

We currently deduct a charge for the Performance Enhanced Death Benefit Rider equal to 0.025% of Accumulated Value on each Monthly Anniversary where the Annuitant(s) has an issue age of between 0-65 years (0.05% for an Annuitant(s) with an issue age of 66-75 years). The charge helps compensate us for the mortality and investment risks we assume in guaranteeing that the death benefit payable will not be less than the Performance Enhanced Death Benefit amount.

Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

Premium Taxes

Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.

Other Taxes

Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

PAYMENT OPTIONS

The accumulation phase of your Contract ends on the Retirement Date you select (see “DESCRIPTION OF ANNUITY CONTRACT—Proceeds on the Retirement Date”). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. (You may choose a lump sum payment under a Living Tradition Account™ (“LTA”). The LTA is similar to a checking account, except it is not FDIC insured, but is backed by the claims-paying ability of the Company. The LTA is part of our General Account and is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA. We pay interest on proceeds held in the LTA).

Should you not elect a payment option on the Retirement Date, proceeds will be paid as a life income fixed annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a payment option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering your Contract; (2) the death benefit if the Owner dies and the death

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benefit becomes payable; or (3) the amount of any partial withdrawal you apply to a payment option. Although tax consequences may vary depending on the payment option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.

Prior to the Retirement Date, you may elect to have your proceeds applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a payment option agreement to be issued for the payment option. The payment option agreement will show the rights and benefits of the payee(s) under the payment option selected.

You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments, variable annuity payments, or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts and/or Fixed Interest Option to which we will apply your proceeds.

The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments. Your choice of payment frequency and payout period will affect the amount of each payment. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment.

Options A, B and D may not satisfy the minimum required distribution rules for Qualified Contracts. Please consult a tax advisor.

Description of Payment Options

Fixed Payment Options:

Option A—Proceeds Left at Interest.  The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option B—Payment For a Designated Number of Years.  The proceeds are paid in equal installments for a fixed number of years.

Option C—Payment of Life Income.  The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be made for a specified number of years.

Option D—Payment of a Designated Amount.  The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

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Option E—Payment of Joint and Survivor Life Income.  The proceeds are paid in equal amounts (at intervals elected by the payees) while one or both payees live.

Variable Payment Options:

Option I—Payment of Life Income.  The proceeds are paid in varying amounts (at monthly, quarterly, semi-annual or annual intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be made for a specified number of years.

Option II—Payment of Joint and Survivor Life Income.  The proceeds are paid in varying installments while one or both payees live.

Alternate Payment Options:

The Company may make available alternative payment options.

Election of Payment Options and Annuity Payments

While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant’s death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

We will initiate an election, revocation or change of a payment option upon receipt of your Written Notice at our Home Office.

We have provided a brief description of the available payment options above. The term “effective date” means the date as of which the proceeds are applied to a payment option. The term “payee” means a person who is entitled to receive payment under a payment option.

Fixed Annuity Payments.  Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

•	the form and duration of the payment option chosen,

•	the payee’s age and sex,

•	the amount of proceeds applied to purchase the fixed annuity payments, and

•	the applicable annuity purchase rate.

We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

We reserve the right to refuse the election of a payment option, and to make a lump sum payment to the payee if:

•	the total proceeds would be less than $5,000;

•	the amount of each payment would be less than $50; or

•	the payee is an assignee, estate, trustee, partnership, corporation or association.

Under Option A, proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option D, proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

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By written request, the payee may make a full surrender of the payments remaining in fixed payment options A, B and D. We also allow partial withdrawals of the dollar amounts allocated to fixed payment options A and D. The surrender value is equal to the proceeds allocated to a fixed payment option plus any previously credited interest minus the amount of any annuity payments, partial withdrawals and applicable charges. Taking a partial withdrawal after annuity payments have begun could have adverse tax consequences so you should consult your tax adviser before doing so. We do not allow a full surrender or partial withdrawals under fixed payment option C or E.

Variable Annuity Payments.  Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options I and II. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:

•	the dollar amount of proceeds being applied to a payment option

•	the payment option selected

•	the age and sex of the Annuitant and

•	the assumed interest rate used in the variable payment option tables (4% per year).

We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time on a Business Day) by the annuity purchase rate for the selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

An “annuity unit” is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see “Variable Payment Options—Transfer of Annuity Units” below).

We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a) is the annuity unit value for the immediately preceding Valuation Period;

(b) is the net investment factor for that Valuation Period (described below); and

(c)	is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity payment options is 4% per year. The daily assumed interest factor derived from an assumed interest rate of 4% per year is 0.999893.

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We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

(x) is the net result of:

1.	the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

2.	the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

3.	the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

4.	any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount;

(y) is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

(z)	is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

For variable annuity payments, we reserve the right to:

•	refuse the election of a payment option if total proceeds are less than $5,000;

•	refuse to make payments of less than $50 each; or

•	make payments at less frequent intervals if payments will be less than $50 each.

Variable Payment Options—Transfer of Annuity Units.  By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based on the time noted at the beginning of the transmission.

On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

Variable Payment Options—Surrenders.  Upon Written Notice, a payee may make a full surrender of the payments remaining in the guarantee period of a variable payment option and receive the

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surrender value. We allow full surrenders from variable payment options only during the period in which we guarantee variable annuity payments for a specified number of years. We do not allow any partial withdrawals of the dollar amounts allocated to a variable payment option. The surrender value is equal to the commuted value of remaining payments in the guarantee period of a variable payment option.

The commuted value is the present value of the remaining stream of payments in the guarantee period of a variable payment option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. This means that if we receive your Written Notice to surrender prior to 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender at or after 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day.

We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

Please refer to APPENDIX A for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option’s total operating expenses. (See the accompanying Investment Option prospectuses.)

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one-, five- and ten-year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of

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the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to the standardized yield and average annual total return information noted above, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

Each Investment Option’s yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. (“Lipper”) and the Variable Annuity Research Data Service (“VARDS”) are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice

Introduction

This discussion is based on the Company’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as

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to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

A Contract may be purchased on a non-qualified basis (“Non-Qualified Contract”) or purchased and used in connection with plans qualifying for favorable tax treatment (“Qualified Contract”). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the “Code”). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company’s tax status. In addition, an individual must satisfy certain requirements in connection with:

•	purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

•	receiving distributions from a Qualified Contract in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements.  Section 817(h) of the Code provides that separate account investments must be “adequately diversified” in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

Owner Control.  In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contract, we believe that the Owner of a Contract should not be treated as the owner of the assets of the Account. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner from being treated as the owner of the underlying assets of the Account.

Required Distributions.  In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

•

if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

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•	if any Owner dies prior to the Retirement Date, the interest in the Contract will be distributed within five years after the date of the Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner’s death. An Owner’s designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Taxation of Annuities

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General.  Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

Non-Natural Owner.  A non-natural Owner of an annuity Contract generally must include any excess of cash value over the “investment in the contract” as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

•	the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

•	the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

•	the Contract is issued in connection with certain Qualified Plans;

•	the Contract is purchased by an employer upon the termination of certain Qualified Plans;

•	the Contract is used in connection with a structured settlement agreement; or

•

the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Complete Surrenders.  Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable,

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generally based on the ratio of the investment in the Contract to the participant’s total accrued benefit or balance under the retirement plan. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual’s gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the Contract at that time. Any additional amount withdrawn is not taxable.

In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Contract for another and the Contract received is treated as a new Contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments.  Although tax consequences may vary depending on the payment option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

•	if distributed under a payment option, they are taxed in the same way as annuity payments.

For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, including a partial annuitization, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

•	attributable to the taxpayer becoming disabled;

•

as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

•	made under certain annuities issued in connection with structured settlement agreements;

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•

made under an annuity Contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

•	any payment allocable to an investment (including earnings thereon) made before

August 14, 1982 in a contract issued before that date.

Other tax penalties may apply to certain distributions under a Qualified Contract. Contract owners should consult their tax adviser.

Account Charges.  It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider, the Performance Enhanced Death Benefit Rider or the GMIB Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting any optional benefit under the Contract.

Transfers, Assignments or Exchanges of a Contract

Certain tax consequences may result upon:

•	a transfer of ownership of a Contract,

•	the designation of an Annuitant, payee or other Beneficiary who is not also the Owner,

•	the selection of certain Retirement Dates, or

•	the exchange of a Contract.

An Owner contemplating any of these actions should consult their tax adviser.

Withholding

Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner’s tax status. The Owner generally can elect not to have withholding apply.

Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An “eligible rollover distribution” is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if the Owner chooses a “direct rollover” from the plan to another tax-qualified plan, section 403(b) tax-sheltered annuity, IRA or governmental section 457 plan that agrees to separately account for rollover contributions.

Multiple Contracts

All non-qualified deferred annuity Contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific

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authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity Contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

Taxation of Qualified Contracts

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

•	contributions in excess of specified limits;

•	distributions prior to age 59 1/2 (subject to certain exceptions);

•	distributions that do not conform to specified commencement and minimum distribution rules; and

•	other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/ 2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner’s (or plan participant’s) lifetime.

If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans.  Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments,

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unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

Individual Retirement Annuities.  Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code for the year, or 100% of the amount of compensation includible in the Owner’s gross income for the year, and may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1 /2 (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the Contract for use as any type of IRA. Individuals using the Contract in such a manner may want to consult their tax adviser.

SEP IRAs.  Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs.  Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching, or non-elective, contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs.  Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

•	before age 59 1/2 (subject to certain exceptions), or

•	during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Tax Sheltered Annuities.  Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee’s retirement. These

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premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

•	elective contributions made in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon:

•	death of the employee,

•	attainment of age 59 1/2,

•	severance of employment,

•	disability, or

•	financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship. For Contracts issued after December 31, 2008, amounts attributable to non-elective contributions may also be subject to distribution restrictions in the employer’s Section 403(b) plan.

Death Benefits.  The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Restrictions under Qualified Contracts.  Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Possible Charge for the Company’s Taxes

The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.

Federal Estate Taxes.  While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of a Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

56

Generation-skipping Transfer Tax.  Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico.  The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with our affiliate, EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) for the distribution and sale of the Contracts. EquiTrust Marketing may sell the Contracts through its registered representatives.

EquiTrust Marketing receives a 0.20% fee from the Summit Pinnacle Series: Russell 2000 Small Cap Index, S&P MidCap 400 Index and EAFE International Portfolios; and a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Contract assets allocated to the Investment Option: Columbia VIT Funds; EquiTrust Variable Insurance Series Fund Portfolios; Fidelity Variable Insurance Products Funds; Franklin Templeton Variable Insurance Trust Funds; and JPMorgan Series Trust II, Small Cap Equity and International Equity Funds. 12b-1 class shares of these Investment Options have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to EquiTrust Marketing for the sale of the Contracts by its registered representatives. The maximum commissions payable for Contract sales will be 4% of the premiums paid under a Contract during each Contract Year. Managers of EquiTrust Marketing’s registered representatives may also receive commission overrides of up to 30% of the registered representatives’ commissions.

EquiTrust Marketing passes through all commissions it receives to its registered representatives and does not retain any override as distributor for the Contracts. However, under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: distribution expenses such as production incentive bonuses (to registered representatives and their managers); deferred compensation and insurance benefits of registered representatives; registered representatives training allowances, agency expense allowances; advertising expenses and all other expenses of distributing the Contracts. These distribution expenses do not result in any additional charges against the Contracts that are not described under “CHARGES AND DEDUCTIONS.”

57

To cover costs and expenses associated with facilitating Contract sales, we pay EquiTrust Marketing a monthly overwrite equal to 5% of commissions and service fees paid to managers and registered representatives.

Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they and their managers are also eligible for various cash benefits such as bonuses, insurance benefits and financing arrangements, such as loans and advances, and non-cash compensation items that we may provide jointly with EquiTrust Marketing. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, EquiTrust Marketing’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help registered representatives and/or their managers qualify for such benefits. EquiTrust Marketing’s registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Account.

Under the Public Disclosure Program, the Financial Industry Regulatory Authority (“FINRA”) provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

LEGAL PROCEEDINGS

The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of EquiTrust Marketing to perform its contract with the Account or the ability of the Company to meet its obligations under the Contract.

VOTING RIGHTS

To the extent required by law, the Company will vote Fund shares held in the Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

58

The number of votes of an Investment Option that are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund.

The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of contract owners determining the outcome of a vote.

FINANCIAL STATEMENTS

The audited consolidated balance sheets of the Company as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007 and the financial statement schedules, as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information. The Account’s audited statements of net assets as of December 31, 2007 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, are also contained in the Statement of Additional Information.

The Company’s financial statements should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

Investment Company Act of 1940, File Number 811-07974

59

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

Tear at perforation

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name

Address

City, State, Zip

APPENDIX A

Calculating Variable Annuity Payments

The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a payment option agreement issued in consideration of proceeds from a Non-Qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a hypothetical supplemental agreement issued for proceeds from a hypothetical Contract.

What the Chart Illustrates.  The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment option agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.

Hypothetical Rates of Return.  The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.37%, 6.74%, 9.37%, and 12.00%. Net of all expenses, these constant returns are: (2.74)%, 0.63%, 4.00%, 6.63%, and 9.26%. The first variable annuity payment for each year reflects the 4% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.89% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table beginning on page 7. The mortality and expense risk charge is assumed to be at an annual rate of 4% of the illustrated Subaccount’s average daily net assets.

The first monthly variable annuity payments depicted in the chart are based on a hypothetical payment option agreement and hypothetical investment results and are not projections or indications of future results. The Company does not guarantee or even suggest that any Subaccount, Contract or agreement issued by it would generate these or similar monthly payments for any period of time. The chart is for illustration purposes only and does not represent future variable annuity payments or future investment returns. The first variable annuity payment in each year under an actual payment option agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount’s investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected and the life of the payee. See the Prospectus section titled “PAYMENT OPTIONS—Election of Payment Options and Annuity Payments.”

Assumptions on Which the Hypothetical Payment Option Agreement and Contract are Based.   The chart reflects a hypothetical payment option agreement and Contract. These, in turn, are based on the following assumptions:

•	The hypothetical Contract is a Non-Qualified Contract

•	The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract

•	The proceeds applied under the agreement represent the entire Net Accumulated Value of the Contract and are allocated to a single Subaccount

•	The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.73%, 6.74%, 9.37%, and 12.00%

•	Assumed Interest Rate is 4% per year

•	The payee elects to receive monthly variable annuity payments

•	The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000

For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see “PAYMENT OPTIONS.”

Assumed Interest Rate.  Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 4%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see “PAYMENT OPTIONS.”

The $1,000 Initial Monthly Variable Annuity Payment.  The hypothetical payment option agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

•	the amount of proceeds applied

•	the annuity payment option selected

•	the annuity purchase rates in the supplemental agreement on the effective date

•	the Assumed Interest Rate under the supplemental agreement on the effective date the age of the payee in most cases, the sex of the payee

For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual payment option agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see “PAYMENT OPTIONS.” For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 4% net Assumed Interest Rate.

Initial Monthly Payments for Each Year Shown, Assuming a Constant Rate of Return under Alternative Investment Scenarios

Contract Year	0.00% Gross -2.74% Net	3.37% Gross 0.63% Net	6.74% Gross 4.00% Net	9.37% Gross 6.63% Net	12.00% Gross 9.26% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	935	968	1,000	1,025	1,051
3	875	936	1,000	1,051	1,104
4	818	906	1,000	1,078	1,160
5	765	877	1,000	1,105	1,218
6	715	848	1,000	1,133	1,280
7	669	821	1,000	1,162	1,345
8	626	794	1,000	1,191	1,413
9	585	768	1,000	1,221	1,484
10	547	743	1,000	1,252	1,559
11	512	719	1,000	1,284	1,638
12	479	696	1,000	1,316	1,721
13	448	673	1,000	1,349	1,808
14	419	652	1,000	1,384	1,899
15	391	631	1,000	1,419	1,995
16	366	610	1,000	1,454	2,096
17	342	590	1,000	1,491	2,202
18	320	571	1,000	1,529	2,314
19	299	553	1,000	1,568	2,431
20	280	535	1,000	1,607	2,553
21	262	517	1,000	1,648	2,683
22	245	501	1,000	1,690	2,818
23	229	484	1,000	1,732	2,961
24	214	469	1,000	1,776	3,111
25	200	454	1,000	1,821	3,268

PART B

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

FARM BUREAU LIFE INSURANCE COMPANY

5400 University Avenue

West Des Moines, Iowa 50266

800-247-4170

FARM BUREAU LIFE ANNUITY ACCOUNT

NONPARTICIPATING VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the “Contract”) offered by Farm Bureau Life Insurance Company (the “Company”). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Contract. The Prospectus for the Contract is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.

June 9, 2008

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL CONTRACT PROVISIONS

The Contract

The Contract includes the basic Contract, the application, any supplemental applications and any endorsements or additional benefit riders or agreements. The statements made in the application are deemed representations and not warranties.

Incontestability

We will not contest the Contract from its Contract Date.

Misstatement of Age or Sex

If the age or sex of the Annuitant has been misstated, we will pay that amount which the premiums actually paid would have purchased at the correct age and sex.

Nonparticipation

The Contracts are not eligible for dividends and will not participate in the Company’s divisible surplus.

CALCULATION OF YIELDS AND TOTAL RETURNS

The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed in accordance with the standards defined by the SEC or be accompanied by performance data computed in such manner.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

•	net income from the Investment Option attributable to the hypothetical account and

•	charges and deductions imposed under the Contract attributable to the hypothetical account.

The charges and deductions include per unit charges for the hypothetical account for the mortality and expense risk charge.

For purposes of calculating current yields for a Contract, an average per unit contract administrative charge is used based on the $48 administrative charge deducted at the beginning of each Contract Year. Current and effective yields will be calculated according to the SEC prescribed formulas set forth below:

Current Yield = ((NCS – ES)/UV) x (365/7)

Where:

NCS	=	the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:

NCS	=	the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and should not act as an indication or representation of future yields or rates of return. The actual yield is affected by:

•	changes in interest rates on money market securities,

•	the average portfolio maturity of the Money Market Investment Option,

•	the quality of portfolio securities held by this Investment Option, and

•	the operating expenses of the Money Market Investment Option.

Yields may also be presented for other periods of time.

Other Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

The yield calculated according to the SEC prescribed formula, is set forth below:

Yield	=	2 ((((NI – ES)/(U x UV)) + 1) [6] – 1)

Where:

NI	=	net investment income of the Investment Option for the 30-day or one-month period attributable to the shares owned by the Subaccount.

ES	=	expenses of the Subaccount for the 30-day or one-month period.

U	=	the average daily number of accumulation units outstanding during the period.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

The yield for each Subaccount normally will fluctuate over time and should not act as an indication or representation of future yields or rates of return. A Subaccount’s actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

The surrender charge is not considered in the yield calculation.

Average Annual Total Returns

Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one-, five- and ten-year periods. Average annual total returns may also be disclosed for other periods of time.

Average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

Adjusted historic average annual total returns are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Contract charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average contract administrative charge per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the SEC prescribed formula set forth below:

TR	=	(ERV/P)1/N – 1

Where:

TR	=	the average annual total return net of Subaccount recurring charges.

ERV	=	the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

Investment Option Performance. Each Subaccount may also advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Policy.

The actual Subaccount total return information and the adjusted historic average total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For actual Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For adjusted historic average total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

Other Total Returns

In addition to the standardized yield and average annual total return information noted above, advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR	=	(ERV/P) – 1

Where:

CTR	=	The cumulative total return net of Subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Effect of the Administrative Charge on Performance Data

We currently deduct the contract administrative charge on each Monthly Anniversary. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this contract administrative charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

DISTRIBUTION OF THE CONTRACTS

EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) is responsible for distributing the Contracts pursuant to a distribution agreement with us. EquiTrust Marketing serves as principal underwriter for the Contracts. EquiTrust Marketing, a Delaware corporation organized in 1970 and a wholly owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Account.

EquiTrust Marketing may sell the Contract through its registered representatives, who must be licensed as insurance agents and appointed by the Company.

EquiTrust Marketing passes through commissions it receives and does not retain any override as distributor for the Contracts. However, under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: distribution expenses such as production incentive bonuses (to registered representatives and their managers); deferred compensation and insurance benefits of registered representatives; registered representative training allowances; agency expense allowances; advertising expenses and all other expenses of distributing the Contracts. To cover costs and expenses associated with facilitating Contract sales, we pay EquiTrust Marketing a monthly overwrite equal to 5% of commissions and service fees paid to managers and registered representatives.

LEGAL MATTERS

All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts, have been passed upon by Richard J. Kypta, Esquire, Executive Vice President and General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The Account’s statements of assets and liabilities as of December 31, 2007 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated balance sheets of the Company at December 31, 2007 and 2006 and the related consolidated statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The Company’s consolidated financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Participants

Farm Bureau Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Farm Bureau Life Annuity Account (the Account), comprising the American Century Mid Cap Value, Inflation Protection Bond, Ultra, Value, Vista, Appreciation, Developing Leaders, Disciplined Stock, Dreyfus Growth & Income, International Equity, Socially Responsible Growth, Blue Chip, High Grade Bond, Managed, Money Market, Strategic Yield, Value Growth, Contrafund, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Franklin Real Estate, Franklin Small Cap Value Securities, Franklin Small-Mid Cap Growth Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, NASDAQ 100 Index, Russell 2000 Small Cap Index, S&P MidCap 400 Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Farm Bureau Life Annuity Account at December 31, 2007, and the results of their operations and changes in their net assets for the periods described above in conformity with U.S. generally accepted accounting principles.

April 22, 2008

/s/ Ernst & Young LLP

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

	American Century Variable Portfolios, Inc.*					Dreyfus Variable Investment Fund*
	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount
Assets
Investments in shares of mutual funds, at market	$834,239	$485,197	$2,743,361	$462,572	$5,880,836	$5,753,909	$3,451,793
Receivable from Farm Bureau Life Insurance Company	4,320	4,058	—	—	—	38,986	—
Receivable for investments sold	—	—	6,480	475	9,907	—	7,471

Total Assets	838,559	489,255	2,749,841	463,047	5,890,743	5,792,895	3,459,264
Liabilities
Payable to Farm Bureau Life Insurance Company	—	—	6,480	475	9,907	—	7,471
Payable for investments purchased	4,320	4,058	—	—	—	38,986	—

Total Liabilities	4,320	4,058	6,480	475	9,907	38,986	7,471

Net assets	$834,239	$485,197	$2,743,361	$462,572	$5,880,836	$5,753,909	$3,451,793

Net assets
Accumulation units	$834,239	$485,197	$2,743,361	$462,572	$5,880,836	$5,753,909	$3,451,793
Contracts in annuitization period	—	—	—	—	—	—	—

Total net assets	$834,239	$485,197	$2,743,361	$462,572	$5,880,836	$5,753,909	$3,451,793

Investments in shares of mutual funds, at cost	$900,276	$475,288	$2,260,569	$508,434	$4,165,259	$5,186,683	$4,258,567
Shares of mutual funds owned	64,469.82	45,990.20	225,791.04	61,923.99	267,310.74	128,263.68	106,734.49
Accumulation units outstanding	75,065.62	44,012.23	211,795.33	43,122.90	287,030.84	425,765.07	285,099.78
Accumulation unit value	$11.11	$11.02	$12.95	$10.73	$20.49	$13.51	$12.11
Annuitized units outstanding	—	—	—	—	—	—	—
Annuitized unit value	$—	$—	$—	$—	$—	$—	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Dreyfus Variable Investment Fund*		Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*
	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount
Assets
Investments in shares of mutual funds, at market	$1,810,298	$14,018,652	$748,894	$36,164,601	$25,471,335	$43,094,595	$7,444,703	$21,997,717
Receivable from Farm Bureau Life Insurance Company	—	74,479	1,900	24,331	—	—	105,346	—
Receivable for investments sold	1,645	—	—	—	17,517	29,930	—	7,121

Total Assets	1,811,943	14,093,131	750,794	36,188,932	25,488,852	43,124,525	7,550,049	22,004,838
Liabilities
Payable to Farm Bureau Life Insurance Company	1,645	—	—	—	17,517	29,930	—	7,121
Payable for investments purchased	—	74,479	1,900	24,331	—	—	105,346	—

Total Liabilities	1,645	74,479	1,900	24,331	17,517	29,930	105,346	7,121

Net assets	$1,810,298	$14,018,652	$748,894	$36,164,601	$25,471,335	$43,094,595	$7,444,703	$21,997,717

Net assets
Accumulation units	$1,810,298	$14,018,652	$748,894	$36,115,877	$25,471,335	$43,089,327	$7,444,703	$21,997,717
Contracts in annuitization period	—	—	—	48,724	—	5,268	—	—

Total net assets	$1,810,298	$14,018,652	$748,894	$36,164,601	$25,471,335	$43,094,595	$7,444,703	$21,997,717

Investments in shares of mutual funds, at cost	$1,555,702	$11,806,694	$638,977	$31,651,940	$25,662,988	$37,814,184	$7,444,703	$22,391,308
Shares of mutual funds owned	71,187.50	606,605.46	24,756.84	852,737.58	2,516,930.37	2,685,021.47	7,444,703.27	2,460,594.73
Accumulation units outstanding	139,656.18	561,140.01	66,306.16	1,292,916.55	1,299,802.30	1,672,801.68	530,298.80	1,043,799.16
Accumulation unit value	$12.96	$24.98	$11.29	$27.93	$19.60	$25.76	$14.04	$21.07
Annuitized units outstanding	—	—	—	1,744.39	—	204.56	—	—
Annuitized unit value	$—	$—	$—	$27.93	$—	$25.76	$—	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	EquiTrust Variable Insurance Series Fund*	Fidelity Variable Insurance Products Funds*
	Value Growth Subaccount	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount
Assets
Investments in shares of mutual funds, at market	$22,845,877	$42,072,710	$17,564,289	$6,875,533	$4,887,660	$20,603,952	$18,428,499	$10,565,058
Receivable from Farm Bureau Life Insurance Company	22,856	65,705	—	17,985	—	19,912	25,272	878
Receivable for investments sold	—	—	12,524	—	7,708	—	—	—

Total Assets	22,868,733	42,138,415	17,576,813	6,893,518	4,895,368	20,623,864	18,453,771	10,565,936
Liabilities
Payable to Farm Bureau Life Insurance Company	—	—	12,524	—	7,708	—	—	—
Payable for investments purchased	22,856	65,705	—	17,985	—	19,912	25,272	878

Total Liabilities	22,856	65,705	12,524	17,985	7,708	19,912	25,272	878

Net assets	$22,845,877	$42,072,710	$17,564,289	$6,875,533	$4,887,660	$20,603,952	$18,428,499	$10,565,058

Net assets
Accumulation units	$22,838,562	$42,072,710	$17,563,886	$6,874,858	$4,887,660	$20,593,345	$18,428,499	$10,550,487
Contracts in annuitization period	7,315	—	403	675	—	10,607	—	14,571

Total net assets	$22,845,877	$42,072,710	$17,564,289	$6,875,533	$4,887,660	$20,603,952	$18,428,499	$10,565,058

Investments in shares of mutual funds, at cost	$17,575,874	$42,643,685	$12,604,408	$5,443,628	$5,267,081	$16,548,095	$16,482,252	$8,053,260
Shares of mutual funds owned	1,516,990.48	1,507,982.45	389,279.46	404,205.35	831,234.74	125,618.54	517,218.60	417,261.38
Accumulation units outstanding	1,244,023.04	2,389,473.06	1,532,343.03	566,246.94	307,939.35	1,833,688.07	789,192.12	650,853.17
Accumulation unit value	$18.36	$17.61	$11.46	$12.14	$15.87	$11.23	$23.35	$16.21
Annuitized units outstanding	398.44	—	35.16	55.58	—	944.06	—	898.86
Annuitized unit value	$18.36	$—	$11.46	$12.14	$—	$11.23	$—	$16.21

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Series Trust II*
	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount
Assets
Investments in shares of mutual funds, at market	$9,742,919	$8,990,262	$7,262,604	$12,945,084	$5,098,376	$6,704,478	$6,728,280	$5,626,833
Receivable from Farm Bureau Life Insurance Company	—	10,223	30,201	31,592	—	3,392	—	—
Receivable for investments sold	42,090	—	—	—	4,860	—	16,608	7,253

Total Assets	9,785,009	9,000,485	7,292,805	12,976,676	5,103,236	6,707,870	6,744,888	5,634,086
Liabilities
Payable to Farm Bureau Life Insurance Company	42,090	—	—	—	4,860	—	16,608	7,253
Payable for investments purchased	—	10,223	30,201	31,592	—	3,392	—	—

Total Liabilities	42,090	10,223	30,201	31,592	4,860	3,392	16,608	7,253

Net assets	$9,742,919	$8,990,262	$7,262,604	$12,945,084	$5,098,376	$6,704,478	$6,728,280	$5,626,833

Net assets
Accumulation units	$9,742,919	$8,989,690	$7,262,604	$12,945,084	$5,098,376	$6,704,478	$6,727,316	$5,626,833
Contracts in annuitization period	—	572	—	—	—	—	964	—

Total net assets	$9,742,919	$8,990,262	$7,262,604	$12,945,084	$5,098,376	$6,704,478	$6,728,280	$5,626,833

Investments in shares of mutual funds, at cost	$12,279,398	$9,299,032	$6,831,695	$12,721,187	$4,813,939	$6,139,514	$6,096,450	$5,951,287
Shares of mutual funds owned	390,184.97	525,746.31	317,005.83	1,018,495.95	252,519.86	434,227.82	219,376.58	350,363.19
Accumulation units outstanding	584,613.85	458,887.71	489,546.37	1,069,377.03	311,541.85	393,733.34	325,199.38	347,216.98
Accumulation unit value	$16.67	$19.59	$14.84	$12.11	$16.36	$17.03	$20.69	$16.21
Annuitized units outstanding	—	29.19	—	—	—	—	46.57	—
Annuitized unit value	$—	$19.59	$—	$—	$—	$—	$20.69	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Summit Mutual Funds, Inc. - Pinnacle Series*			T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Assets
Investments in shares of mutual funds, at market	$6,755,420	$9,616,778	$10,992,493	$29,235,821	$12,255,760	$5,667,018	$21,642,669	$4,726,393
Receivable from Farm Bureau Life Insurance Company	—	25,968	—	69,557	—	3,082	—	—
Receivable for investments sold	4,983	—	28,021	—	2,531	—	7,455	4,863

Total Assets	6,760,403	9,642,746	11,020,514	29,305,378	12,258,291	5,670,100	21,650,124	4,731,256
Liabilities
Payable to Farm Bureau Life Insurance Company	4,983	—	28,021	—	2,531	—	7,455	4,863
Payable for investments purchased	—	25,968	—	69,557	—	3,082	—	—

Total Liabilities	4,983	25,968	28,021	69,557	2,531	3,082	7,455	4,863

Net assets	$6,755,420	$9,616,778	$10,992,493	$29,235,821	$12,255,760	$5,667,018	$21,642,669	$4,726,393

Net assets
Accumulation units	$6,755,420	$9,616,778	$10,992,493	$29,235,821	$12,255,760	$5,667,018	$21,642,669	$4,726,393
Contracts in annuitization period	—	—	—	—	—	—	—	—

Total net assets	$6,755,420	$9,616,778	$10,992,493	$29,235,821	$12,255,760	$5,667,018	$21,642,669	$4,726,393

Investments in shares of mutual funds, at cost	$5,132,306	$9,244,909	$9,685,622	$28,479,904	$10,366,454	$4,728,423	$19,766,556	$3,894,911
Shares of mutual funds owned	235,873.62	143,534.01	155,502.80	1,234,099.67	489,838.54	256,658.43	1,157,361.98	266,877.07
Accumulation units outstanding	407,469.41	520,416.15	567,364.64	1,864,274.54	585,594.19	542,791.52	1,365,861.54	341,088.75
Accumulation unit value	$16.58	$18.48	$19.37	$15.68	$20.93	$10.44	$15.85	$13.86
Annuitized units outstanding	—	—	—	—	—	—	—	—
Annuitized unit value	$—	$—	$—	$—	$—	$—	$—	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

Year Ended December 31, 2007, Except as Noted

	American Century Variable Portfolios, Inc.*					Dreyfus Variable Investment Fund*
	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Disciplined Stock Subaccount (1)
Income:
Dividends	$5,669	$5,511	$—	$3,147	$—	$58,895	$29,916	$—
Expenses:
Mortality and expense risk	(7,119)	(1,598)	(32,055)	(4,332)	(57,933)	(56,602)	(49,124)	(2,921)

Net investment income (loss)	(1,450)	3,913	(32,055)	(1,185)	(57,933)	2,293	(19,208)	(2,921)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	7,709	869	95,689	(8,111)	248,136	160,259	16,655	57,612
Realized gain distributions	2,771	—	—	16,320	—	—	523,045	110,503

Total realized gain (loss) on investments	10,480	869	95,689	8,209	248,136	160,259	539,700	168,115

Change in unrealized appreciation/depreciation of investments	(74,315)	10,108	400,070	(49,298)	1,257,635	59,818	(992,303)	(128,756)

Net increase (decrease) in net assets from operations	$(65,285)	$14,890	$463,704	$(42,274)	$1,447,838	$222,370	$(471,811)	$36,438

(1)	Period from January 1, 2007 through April 30, 2007 (date operations ceased).

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Dreyfus Variable Investment Fund*		Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*
	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount
Income:
Dividends	$13,159	$134,291	$1,954	$664,915	$1,249,330	$1,166,899	$244,893	$1,325,329
Expenses:
Mortality and expense risk	(21,663)	(123,336)	(8,958)	(443,723)	(294,922)	(536,247)	(66,792)	(265,170)

Net investment income (loss)	(8,504)	10,955	(7,004)	221,192	954,408	630,652	178,101	1,060,159

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	87,780	204,668	39,023	419,975	(9,555)	1,247,956	—	5,645
Realized gain distributions	77,558	—	—	—	11,668	1,766,046	—	—

Total realized gain (loss) on investments	165,338	204,668	39,023	419,975	2,113	3,014,002	—	5,645

Change in unrealized appreciation/depreciation of investments	(37,869)	1,215,987	9,447	1,109,927	23,533	(1,760,271)	—	(598,622)

Net increase (decrease) in net assets from operations	$118,965	$1,431,610	$41,466	$1,751,094	$980,054	$1,884,383	$178,101	$467,182

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	EquiTrust Variable Insurance Series Fund*	Fidelity Variable Insurance Products Funds*
	Value Growth Subaccount	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount
Income:
Dividends	$376,380	$373,790	$140,191	$123,942	$401,991	$736,676	$83,060	$318,790
Expenses:
Mortality and expense risk	(279,986)	(449,996)	(206,822)	(84,238)	(57,760)	(256,367)	(208,602)	(115,766)

Net investment income (loss)	96,394	(76,206)	(66,631)	39,704	344,231	480,309	(125,542)	203,024

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	992,956	612,545	(849,848)	185,208	(22,063)	87,544	854,300	347,492
Realized gain distributions	730,182	9,949,114	14,388	267,979	—	—	1,419,430	574,605

Total realized gain (loss) on investments	1,723,138	10,561,659	(835,460)	453,187	(22,063)	87,544	2,273,730	922,097

Change in unrealized appreciation/depreciation of investments	(972,529)	(5,178,158)	4,624,291	189,658	(277,042)	250,816	(77,150)	180,592

Net increase (decrease) in net assets from operations	$847,003	$5,307,295	$3,722,200	$682,549	$45,126	$818,669	$2,071,038	$1,305,713

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Series Trust II*
	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount
Income:
Dividends	$307,716	$57,605	$—	$447,262	$72,239	$88,652	$61,051	$508
Expenses:
Mortality and expense risk	(162,012)	(110,506)	(75,711)	(122,534)	(62,867)	(82,900)	(87,116)	(73,391)

Net investment income (loss)	145,704	(52,901)	(75,711)	324,728	9,372	5,752	(26,065)	(72,883)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	81,202	457,664	155,249	(50,178)	330,946	321,270	482,747	77,015
Realized gain distributions	953,989	592,348	430,237	—	176,864	282,863	307,981	272,688

Total realized gain (loss) on investments	1,035,191	1,050,012	585,486	(50,178)	507,810	604,133	790,728	349,703

Change in unrealized appreciation/depreciation of investments	(4,253,293)	(1,422,532)	(51,140)	286,056	(444,020)	(560,281)	(684,423)	(727,258)

Net increase (decrease) in net assets from operations	$(3,072,398)	$(425,421)	$458,635	$560,606	$73,162	$49,604	$80,240	$(450,438)

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Summit Mutual Funds, Inc. - Pinnacle Series*			T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Income:
Dividends	$77,126	$57,898	$98,247	$462,644	$26,196	$—	$473,907	$65,395
Expenses:
Mortality and expense risk	(81,036)	(120,456)	(139,962)	(321,422)	(153,526)	(69,470)	(268,439)	(55,394)

Net investment income (loss)	(3,910)	(62,558)	(41,715)	141,222	(127,330)	(69,470)	205,468	10,001

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	330,956	457,658	655,604	366,340	681,789	142,802	580,077	231,094
Realized gain distributions	—	679,824	444,372	1,682,901	1,296,719	556,268	1,978,460	525,496

Total realized gain (loss) on investments	330,956	1,137,482	1,099,976	2,049,241	1,978,508	699,070	2,558,537	756,590

Change in unrealized appreciation/depreciation of investments	684,777	(1,422,697)	(435,759)	(1,948,278)	(43,617)	13,627	(1,475,385)	(295,477)

Net increase (decrease) in net assets from operations	$1,011,823	$(347,773)	$622,502	$242,185	$1,807,561	$643,227	$1,288,620	$471,114

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	American Century Variable Portfolios, Inc.*
	American Century Mid Cap Value Subaccount		Inflation Protection Bond Subaccount		Ultra Subaccount		Value Subaccount
	Period Ended December 31		Period Ended December 31		Year Ended December 31		Period Ended December 31
	2007	2006 (1)	2007	2006 (1)	2007	2006	2007	2006 (1)
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,450)	$299	$3,913	$112	$(32,055)	$(27,966)	$(1,185)	$(184)
Net realized gain (loss) on investments	10,480	3,246	869	119	95,689	90,037	8,209	162
Change in unrealized appreciation/depreciation of investments	(74,315)	8,278	10,108	(199)	400,070	(150,905)	(49,298)	3,436

Net increase (decrease) in net assets from operations	(65,285)	11,823	14,890	32	463,704	(88,834)	(42,274)	3,414

Contract transactions:
Transfers of net premiums	315,660	22,932	86,965	6,741	259,200	434,061	206,553	9,409
Transfers of surrenders and death benefits	(8,144)	—	(10,074)	—	(309,447)	(169,071)	(81,574)	—
Transfers of administrative and other charges	(246)	(10)	(157)	(6)	(2,960)	(3,050)	(98)	(3)
Transfers between subaccounts, including Declared Interest Option account	463,890	93,619	355,846	30,960	(108,915)	(18,199)	299,480	67,665

Net increase (decrease) in net assets from contract transactions	771,160	116,541	432,580	37,695	(162,122)	243,741	424,361	77,071

Total increase (decrease) in net assets	705,875	128,364	447,470	37,727	301,582	154,907	382,087	80,485

Net assets at beginning of period	128,364	—	37,727	—	2,441,779	2,286,872	80,485	—

Net assets at end of period	$834,239	$128,364	$485,197	$37,727	$2,743,361	$2,441,779	$462,572	$80,485

(1)	Period from May 1, 2006 (date operations commenced) through December 31, 2006.

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	American Century Variable Portfolios, Inc.*		Dreyfus Variable Investment Fund*
	Vista Subaccount		Appreciation Subaccount		Developing Leaders Subaccount		Disciplined Stock Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Period Ended December 31
	2007	2006	2007	2006	2007	2006	2007 (1)	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(57,933)	$(41,293)	$2,293	$4,375	$(19,208)	$(34,118)	$(2,921)	$(2,769)
Net realized gain (loss) on investments	248,136	180,603	160,259	61,676	539,700	526,289	168,115	32,589
Change in unrealized appreciation/depreciation of investments	1,257,635	98,766	59,818	385,435	(992,303)	(392,872)	(128,756)	63,099

Net increase (decrease) in net assets from operations	1,447,838	238,076	222,370	451,486	(471,811)	99,299	36,438	92,919

Contract transactions:
Transfers of net premiums	637,363	694,882	1,674,399	699,916	468,950	625,353	154,918	102,623
Transfers of surrenders and death benefits	(328,384)	(253,399)	(362,271)	(223,273)	(415,573)	(250,532)	(39,775)	(50,698)
Transfers of administrative and other charges	(5,143)	(4,292)	(3,097)	(2,246)	(4,212)	(4,343)	(385)	(845)
Transfers between subaccounts, including Declared Interest Option account	419,541	218,729	493,526	219,003	(317,197)	(24,835)	(862,580)	(38,086)

Net increase (decrease) in net assets from contract transactions	723,377	655,920	1,802,557	693,400	(268,032)	345,643	(747,822)	12,994

Total increase (decrease) in net assets	2,171,215	893,996	2,024,927	1,144,886	(739,843)	444,942	(711,384)	105,913

Net assets at beginning of period	3,709,621	2,815,625	3,728,982	2,584,096	4,191,636	3,746,694	711,384	605,471

Net assets at end of period	$5,880,836	$3,709,621	$5,753,909	$3,728,982	$3,451,793	$4,191,636	$—	$711,384

(1)	Period from January 1, 2007 through April 30, 2007 (date operations ceased) .

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dreyfus Variable Investment Fund*				Dreyfus Socially Responsible Growth Fund, Inc.*		EquiTrust Variable Insurance Series Fund*
	Dreyfus Growth & Income Subaccount		International Equity Subaccount		Socially Responsible Growth Subaccount		Blue Chip Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(8,504)	$(6,924)	$10,955	$(25,885)	$(7,004)	$(7,889)	$221,192	$242,632
Net realized gain (loss) on investments	165,338	105,378	204,668	104,167	39,023	19,641	419,975	309,823
Change in unrealized appreciation/depreciation of investments	(37,869)	98,795	1,215,987	656,500	9,447	35,966	1,109,927	4,365,662

Net increase (decrease) in net assets from operations	118,965	197,249	1,431,610	734,782	41,466	47,718	1,751,094	4,918,117

Contract transactions:
Transfers of net premiums	258,852	201,146	3,774,752	1,542,149	101,869	74,542	3,688,702	2,448,858
Transfers of surrenders and death benefits	(197,744)	(108,041)	(587,803)	(226,629)	(28,363)	(39,976)	(4,002,874)	(4,156,079)
Transfers of administrative and other charges	(2,210)	(1,986)	(7,348)	(3,138)	(953)	(959)	(41,786)	(45,488)
Transfers between subaccounts, including Declared Interest Option account	(83,296)	(139,387)	3,126,022	2,291,369	(50,070)	19,984	469,801	(1,765,502)

Net increase (decrease) in net assets from contract transactions	(24,398)	(48,268)	6,305,623	3,603,751	22,483	53,591	113,843	(3,518,211)

Total increase (decrease) in net assets	94,567	148,981	7,737,233	4,338,533	63,949	101,309	1,864,937	1,399,906

Net assets at beginning of period	1,715,731	1,566,750	6,281,419	1,942,886	684,945	583,636	34,299,664	32,899,758

Net assets at end of period	$1,810,298	$1,715,731	$14,018,652	$6,281,419	$748,894	$684,945	$36,164,601	$34,299,664

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	EquiTrust Variable Insurance Series Fund*
	High Grade Bond Subaccount		Managed Subaccount		Money Market Subaccount		Strategic Yield Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$954,408	$788,453	$630,652	$379,839	$178,101	$97,817	$1,060,159	$904,470
Net realized gain (loss) on investments	2,113	(8,692)	3,014,002	2,884,157	—	—	5,645	(14,169)
Change in unrealized appreciation/depreciation of investments	23,533	(49,297)	(1,760,271)	713,364	—	—	(598,622)	122,264

Net increase (decrease) in net assets from operations	980,054	730,464	1,884,383	3,977,360	178,101	97,817	467,182	1,012,565

Contract transactions:
Transfers of net premiums	3,005,025	2,706,781	3,030,839	3,550,701	23,999,641	17,876,039	2,707,508	2,601,208
Transfers of surrenders and death benefits	(2,069,873)	(1,816,018)	(3,866,049)	(3,479,235)	(1,596,623)	(573,971)	(2,063,974)	(1,519,838)
Transfers of administrative and other charges	(19,616)	(18,661)	(39,677)	(39,432)	(4,491)	(2,579)	(19,711)	(19,010)
Transfers between subaccounts, including Declared Interest Option account	1,717,561	868,338	542,991	1,079,841	(18,993,807)	(16,153,016)	923,882	(578,039)

Net increase (decrease) in net assets from contract transactions	2,633,097	1,740,440	(331,896)	1,111,875	3,404,720	1,146,473	1,547,705	484,321

Total increase (decrease) in net assets	3,613,151	2,470,904	1,552,487	5,089,235	3,582,821	1,244,290	2,014,887	1,496,886

Net assets at beginning of period	21,858,184	19,387,280	41,542,108	36,452,873	3,861,882	2,617,592	19,982,830	18,485,944

Net assets at end of period	$25,471,335	$21,858,184	$43,094,595	$41,542,108	$7,444,703	$3,861,882	$21,997,717	$19,982,830

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	EquiTrust Variable Insurance Series Fund*		Fidelity Variable Insurance Products Funds*
	Value Growth Subaccount		Contrafund Subaccount		Growth Subaccount		Fidelity Growth & Income Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$96,394	$20,816	$(76,206)	$23,655	$(66,631)	$(135,967)	$39,704	$(20,350)
Net realized gain (loss) on investments	1,723,138	437,338	10,561,659	2,609,420	(835,460)	(1,084,035)	453,187	129,670
Change in unrealized appreciation/depreciation of investments	(972,529)	1,586,059	(5,178,158)	(95,532)	4,624,291	2,096,297	189,658	614,354

Net increase (decrease) in net assets from operations	847,003	2,044,213	5,307,295	2,537,543	3,722,200	876,295	682,549	723,674

Contract transactions:
Transfers of net premiums	2,466,915	1,817,174	6,144,177	4,657,558	981,116	1,207,797	571,579	459,737
Transfers of surrenders and death benefits	(2,444,608)	(1,786,156)	(3,268,964)	(2,157,638)	(1,851,936)	(1,520,780)	(862,420)	(994,906)
Transfers of administrative and other charges	(24,322)	(24,028)	(31,612)	(24,354)	(18,418)	(21,168)	(7,435)	(7,990)
Transfers between subaccounts, including Declared Interest Option account	844,374	13,198	3,561,800	4,465,427	(1,280,466)	(1,089,521)	(10,795)	(252,868)

Net increase (decrease) in net assets from contract transactions	842,359	20,188	6,405,401	6,940,993	(2,169,704)	(1,423,672)	(309,071)	(796,027)

Total increase (decrease) in net assets	1,689,362	2,064,401	11,712,696	9,478,536	1,552,496	(547,377)	373,478	(72,353)

Net assets at beginning of period	21,156,515	19,092,114	30,360,014	20,881,478	16,011,793	16,559,170	6,502,055	6,574,408

Net assets at end of period	$22,845,877	$21,156,515	$42,072,710	$30,360,014	$17,564,289	$16,011,793	$6,875,533	$6,502,055

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Fidelity Variable Insurance Products Funds*
	High Income Subaccount		Index 500 Subaccount		Mid-Cap Subaccount		Overseas Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$344,231	$261,003	$480,309	$80,761	$(125,542)	$(136,516)	$203,024	$(32,696)
Net realized gain (loss) on investments	(22,063)	12,339	87,544	(248,138)	2,273,730	1,694,178	922,097	15,274
Change in unrealized appreciation/depreciation of investments	(277,042)	73,639	250,816	2,642,697	(77,150)	(398,856)	180,592	1,129,290

Net increase (decrease) in net assets from operations	45,126	346,981	818,669	2,475,320	2,071,038	1,158,806	1,305,713	1,111,868

Contract transactions:
Transfers of net premiums	744,791	513,727	1,897,975	1,748,934	2,549,057	2,511,915	938,284	919,367
Transfers of surrenders and death benefits	(416,544)	(193,627)	(1,905,973)	(1,696,790)	(1,539,831)	(709,303)	(835,260)	(592,329)
Transfers of administrative and other charges	(4,531)	(3,947)	(18,527)	(19,975)	(13,703)	(10,617)	(7,610)	(6,994)
Transfers between subaccounts, including Declared Interest Option account	365,298	247,669	161,708	(457,554)	916,768	2,086,793	955,489	811,864

Net increase (decrease) in net assets from contract transactions	689,014	563,822	135,183	(425,385)	1,912,291	3,878,788	1,050,903	1,131,908

Total increase (decrease) in net assets	734,140	910,803	953,852	2,049,935	3,983,329	5,037,594	2,356,616	2,243,776

Net assets at beginning of period	4,153,520	3,242,717	19,650,100	17,600,165	14,445,170	9,407,576	8,208,442	5,964,666

Net assets at end of period	$4,887,660	$4,153,520	$20,603,952	$19,650,100	$18,428,499	$14,445,170	$10,565,058	$8,208,442

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Franklin Templeton Variable Insurance Products Trust*
	Franklin Real Estate Subaccount		Franklin Small Cap Value Securities Subaccount		Franklin Small-Mid Cap Growth Securities Subaccount		Franklin U.S. Government Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$145,704	$95,219	$(52,901)	$(32,569)	$(75,711)	$(40,895)	$324,728	$160,272
Net realized gain (loss) on investments	1,035,191	1,234,180	1,050,012	326,453	585,486	85,355	(50,178)	(54,184)
Change in unrealized appreciation/depreciation of investments	(4,253,293)	798,785	(1,422,532)	425,267	(51,140)	187,286	286,056	68,996

Net increase (decrease) in net assets from operations	(3,072,398)	2,128,184	(425,421)	719,151	458,635	231,746	560,606	175,084

Contract transactions:
Transfers of net premiums	1,627,120	2,507,517	1,957,455	1,560,969	1,710,287	999,901	3,554,024	1,937,656
Transfers of surrenders and death benefits	(1,253,514)	(643,062)	(911,004)	(303,236)	(378,885)	(236,638)	(685,333)	(491,605)
Transfers of administrative and other charges	(12,372)	(9,728)	(7,245)	(4,015)	(5,792)	(3,556)	(8,081)	(4,811)
Transfers between subaccounts, including Declared Interest Option account	(1,751,197)	1,275,711	1,226,388	1,724,127	1,106,291	1,130,577	2,337,629	1,339,022

Net increase (decrease) in net assets from contract transactions	(1,389,963)	3,130,438	2,265,594	2,977,845	2,431,901	1,890,284	5,198,239	2,780,262

Total increase (decrease) in net assets	(4,462,361)	5,258,622	1,840,173	3,696,996	2,890,536	2,122,030	5,758,845	2,955,346

Net assets at beginning of period	14,205,280	8,946,658	7,150,089	3,453,093	4,372,068	2,250,038	7,186,239	4,230,893

Net assets at end of period	$9,742,919	$14,205,280	$8,990,262	$7,150,089	$7,262,604	$4,372,068	$12,945,084	$7,186,239

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Franklin Templeton Variable Insurance Products Trust*				J.P Morgan Series Trust II*
	Mutual Shares Securities Subaccount		Templeton Growth Securities Subaccount		Mid-Cap Value Subaccount		Small Company Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$9,372	$4,041	$5,752	$5,151	$(26,065)	$(38,386)	$(72,883)	$(45,664)
Net realized gain (loss) on investments	507,810	328,061	604,133	455,998	790,728	504,080	349,703	219,858
Change in unrealized appreciation/depreciation of investments	(444,020)	253,527	(560,281)	484,472	(684,423)	383,170	(727,258)	273,394

Net increase (decrease) in net assets from operations	73,162	585,629	49,604	945,621	80,240	848,864	(450,438)	447,588

Contract transactions:
Transfers of net premiums	627,056	552,536	1,022,987	716,105	764,227	802,154	994,071	1,126,137
Transfers of surrenders and death benefits	(467,772)	(204,310)	(656,202)	(255,567)	(669,560)	(311,125)	(397,271)	(206,183)
Transfers of administrative and other charges	(3,482)	(2,611)	(4,469)	(3,386)	(6,469)	(6,015)	(6,075)	(3,873)
Transfers between subaccounts, including Declared Interest Option account	320,766	814,827	333,207	423,513	(42,506)	106,212	570,269	1,099,334

Net increase (decrease) in net assets from contract transactions	476,568	1,160,442	695,523	880,665	45,692	591,226	1,160,994	2,015,415

Total increase (decrease) in net assets	549,730	1,746,071	745,127	1,826,286	125,932	1,440,090	710,556	2,463,003

Net assets at beginning of period	4,548,646	2,802,575	5,959,351	4,133,065	6,602,348	5,162,258	4,916,277	2,453,274

Net assets at end of period	$5,098,376	$4,548,646	$6,704,478	$5,959,351	$6,728,280	$6,602,348	$5,626,833	$4,916,277

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Summit Mutual Funds, Inc. - Pinnacle Series*						T. Rowe Price Equity Series, Inc.*
	NASDAQ 100 Index Subaccount		Russell 2000 Small Cap Index Subaccount		S&P MidCap 400 Index Subaccount		Equity Income Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,910)	$(62,305)	$(62,558)	$(53,125)	$(41,715)	$(44,044)	$141,222	$68,425
Net realized gain (loss) on investments	330,956	342,032	1,137,482	590,313	1,099,976	748,658	2,049,241	650,027
Change in unrealized appreciation/depreciation of investments	684,777	36,510	(1,422,697)	655,417	(435,759)	51,329	(1,948,278)	1,925,710

Net increase (decrease) in net assets from operations	1,011,823	316,237	(347,773)	1,192,605	622,502	755,943	242,185	2,644,162

Contract transactions:
Transfers of net premiums	524,823	688,374	1,454,463	1,045,163	1,216,432	1,300,355	6,089,991	3,513,792
Transfers of surrenders and death benefits	(445,896)	(428,559)	(774,052)	(455,223)	(791,281)	(581,561)	(1,796,623)	(1,128,245)
Transfers of administrative and other charges	(6,142)	(6,221)	(7,492)	(6,924)	(9,445)	(8,595)	(18,989)	(11,389)
Transfers between subaccounts, including Declared Interest Option account	(398,624)	(157,809)	135,968	408,400	(632,979)	633,326	4,508,192	3,331,896

Net increase (decrease) in net assets from contract transactions	(325,839)	95,785	808,887	991,416	(217,273)	1,343,525	8,782,571	5,706,054

Total increase (decrease) in net assets	685,984	412,022	461,114	2,184,021	405,229	2,099,468	9,024,756	8,350,216

Net assets at beginning of period	6,069,436	5,657,414	9,155,664	6,971,643	10,587,264	8,487,796	20,211,065	11,860,849

Net assets at end of period	$6,755,420	$6,069,436	$9,616,778	$9,155,664	$10,992,493	$10,587,264	$29,235,821	$20,211,065

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	T. Rowe Price Equity Series, Inc.*						T. Rowe Price International Series, Inc.*
	Mid-Cap Growth Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount		International Stock Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(127,330)	$(152,522)	$(69,470)	$(61,751)	$205,468	$163,170	$10,001	$(454)
Net realized gain (loss) on investments	1,978,508	2,050,619	699,070	(63,931)	2,558,537	922,857	756,590	83,721
Change in unrealized appreciation/depreciation of investments	(43,617)	(1,289,198)	13,627	428,039	(1,475,385)	801,503	(295,477)	511,848

Net increase (decrease) in net assets from operations	1,807,561	608,899	643,227	302,357	1,288,620	1,887,530	471,114	595,115

Contract transactions:
Transfers of net premiums	461,314	605,211	409,485	551,144	1,611,878	2,025,331	442,234	407,416
Transfers of surrenders and death benefits	(1,335,305)	(1,202,946)	(577,250)	(464,599)	(2,135,453)	(1,506,388)	(334,276)	(321,383)
Transfers of administrative and other charges	(11,474)	(13,679)	(6,416)	(6,837)	(17,823)	(17,406)	(4,204)	(3,790)
Transfers between subaccounts, including Declared Interest Option account	(527,848)	(424,408)	(161,265)	(189,986)	710,252	727,607	98,784	267,298

Net increase (decrease) in net assets from contract transactions	(1,413,313)	(1,035,822)	(335,446)	(110,278)	168,854	1,229,144	202,538	349,541

Total increase (decrease) in net assets	394,248	(426,923)	307,781	192,079	1,457,474	3,116,674	673,652	944,656

Net assets at beginning of period	11,861,512	12,288,435	5,359,237	5,167,158	20,185,195	17,068,521	4,052,741	3,108,085

Net assets at end of period	$12,255,760	$11,861,512	$5,667,018	$5,359,237	$21,642,669	$20,185,195	$4,726,393	$4,052,741

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

FARM BUREAU LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

1.    Organization and Significant Accounting Policies

Organization

Farm Bureau Life Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating variable annuity contracts and individual flexible premium deferred variable annuity contracts issued by the Company.

At the direction of eligible contract owners, the Account invests in thirty-nine investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	VP Mid Cap Value Fund
Inflation Protection Bond	VP Inflation Protection Bond Fund
Ultra	VP Ultra® Fund
Value	VP Value Fund
Vista	VP VistaSM Fund
Dreyfus Variable Investment Fund:
Appreciation	VIF Appreciation Portfolio
Developing Leaders	VIF Developing Leaders Portfolio
Disciplined Stock (1)	VIF Disciplined Stock Portfolio
Dreyfus Growth & Income	VIF Growth and Income Portfolio
International Equity	VIF International Equity Portfolio
Socially Responsible Growth	Dreyfus Socially Responsible Growth Fund, Inc.
EquiTrust Variable Insurance Series Fund:
Blue Chip	Blue Chip Portfolio
High Grade Bond	High Grade Bond Portfolio
Managed	Managed Portfolio
Money Market	Money Market Portfolio
Strategic Yield	Strategic Yield Portfolio
Value Growth	Value Growth Portfolio
Fidelity Variable Insurance Products Funds:
Contrafund	VIP Contrafund® Portfolio – Initial Class
Growth	VIP Growth Portfolio – Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio – Initial Class
High Income	VIP High Income Portfolio – Service Class 2
Index 500	VIP Index 500 Portfolio – Initial Class
Mid-Cap	VIP Mid Cap Portfolio – Service Class 2
Overseas	VIP Overseas Portfolio – Initial Class
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate (2)	Franklin Global Real Estate Securities Fund – Class 2
Franklin Small Cap Value Securities	Franklin Small Cap Value Securities Fund – Class 2
Franklin Small-Mid Cap Growth Securities	Franklin Small-Mid Cap Growth Securities Fund – Class 2

FARM BUREAU LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Organization and Significant Accounting Policies (Continued)

Subaccount	Invests Exclusively in Shares of
Franklin Templeton Variable Insurance Products Trust: (continued)
Franklin U.S. Government	Franklin U.S. Government Fund – Class 2
Mutual Shares Securities	Mutual Shares Securities Fund – Class 2
Templeton Growth Securities	Templeton Growth Securities Fund – Class 2
J.P. Morgan Series Trust II:
Mid-Cap Value	J.P. Morgan Mid Cap Value Portfolio
Small Company	J.P. Morgan Small Company Portfolio
Summit Mutual Funds, Inc. – Pinnacle Series:
NASDAQ 100 Index	NASDAQ – 100 Index Portfolio
Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio
S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.:
Equity Income	Equity Income Portfolio
Mid-Cap Growth	Mid-Cap Growth Portfolio
New America Growth	New America Growth Portfolio
Personal Strategy Balanced	Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.:
International Stock	International Stock Portfolio

(1)	The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, stopped being available for investment and was liquidated on April 30, 2007.
(2)	Formerly Franklin Real Estate Fund. Effective May 1, 2007, the fund’s name, investment goal and principal investment strategies changed.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible contract owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each contract year.

Investments

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Contracts in Annuitization Period

Net assets allocated to contracts in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return determined at the time of annuitization. The mortality

FARM BUREAU LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Organization and Significant Accounting Policies (Continued)

risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From Farm Bureau Life Insurance Company

The amounts due to or from Farm Bureau Life Insurance Company represent premiums received from contract holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.

New Accounting Pronouncement

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those financial statements. As of December 31, 2007, the Account does not believe the adoption of SFAS 157 will impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2.    Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the contracts funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges:    The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.25% of the average daily net asset value of the Account. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with contracts issued.

Administrative Charge:    Prior to the annuity payment period, the Company will deduct an annual administrative charge of $30 on individual flexible premium deferred variable annuity contracts and $40 on nonparticipating variable annuity contracts to reimburse it for administrative expenses related to the contract. (For nonparticipating variable annuity contracts issued prior to May 1, 2006, the annual administrative charge is $30.) A portion of this charge may be deducted from funds held in the fixed interest subaccount.

FARM BUREAU LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Expense Charges and Related Party Transactions (Continued)

Surrender Charge:    A surrender charge is imposed in the event of a full or partial surrender during the first six contract years. In each contract year after the first contract year, a contract owner of a nonparticipating variable annuity contract may annually surrender a maximum of 10% of the accumulated value as of the most recent prior contract anniversary without incurring a surrender charge. A contract owner of an individual flexible premium deferred variable annuity contract may annually surrender a maximum of 10% of the accumulated value without incurring a surrender charge. The amount charged for nonparticipating variable annuity contracts and individual flexible premium deferred variable annuity contracts is 7% and 6%, respectively, of the amount surrendered during the first contract year. The charge declines by 1% in each of the next five contract years.

No surrender charge is deducted if the partial surrender or surrender occurs after six full contract years.

Transfer Charge:    A transfer charge for nonparticipating variable annuity contracts and individual flexible premium deferred variable annuity contracts of $10 and $25, respectively, may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one contract year.

Paid to Affiliates

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio’s average daily net assets as follows: Blue Chip Portfolio – 0.20%, High Grade Bond Portfolio – 0.30%, Managed Portfolio – 0.45%, Money Market Portfolio – 0.25%, Strategic Yield Portfolio – 0.45%, and Value Growth Portfolio – 0.45%.

3.    Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

4.    Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the period ended December 31, 2007:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	$866,542	$94,061
Inflation Protection Bond	499,460	62,967
Ultra	495,150	689,327
Value	616,500	177,004
Vista	1,378,461	713,017

FARM BUREAU LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

4.    Purchases and Sales of Investment Securities (Continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Dreyfus Variable Investment Fund:
Appreciation	$2,588,636	$783,786
Developing Leaders	1,072,685	836,880
Disciplined Stock	256,929	897,169
Dreyfus Growth & Income	375,039	330,383
International Equity	6,790,793	474,215
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	136,557	121,078
EquiTrust Variable Insurance Series Fund:
Blue Chip	4,191,693	3,856,658
High Grade Bond	5,478,470	1,879,297
Managed	6,036,566	3,971,764
Money Market	23,448,817	19,865,996
Strategic Yield	4,701,041	2,093,177
Value Growth	4,289,231	2,620,296
Fidelity Variable Insurance Products Funds:
Contrafund	18,604,096	2,325,787
Growth	863,290	3,085,237
Fidelity Growth & Income	1,113,262	1,114,650
High Income	1,669,415	636,170
Index 500	2,673,842	2,058,350
Mid-Cap	5,271,824	2,065,645
Overseas	3,071,570	1,243,038
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	3,317,759	3,608,029
Franklin Small Cap Value Securities	3,867,447	1,062,406
Franklin Small-Mid Cap Growth Securities	3,323,791	537,364
Franklin U.S. Government	6,176,689	653,722
Mutual Shares Securities	1,726,238	1,063,434
Templeton Growth Securities	1,969,235	985,097
J.P. Morgan Series Trust II:
Mid-Cap Value	1,523,395	1,195,787
Small Company	1,982,763	621,964
Summit Mutual Funds , Inc. - Pinnacle Series:
NASDAQ 100 Index	568,972	898,721
Russell 2000 Small Cap Index	2,678,570	1,252,417
S&P MidCap 400 Index	1,750,433	1,565,049
T. Rowe Price Equity Series, Inc.:
Equity Income	11,780,470	1,173,776
Mid-Cap Growth	1,902,674	2,146,598
New America Growth	1,071,732	920,380
Personal Strategy Balanced	4,580,093	2,227,311
T. Rowe Price International Series, Inc.:
International Stock	1,387,252	649,217

FARM BUREAU LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

5.    Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2007 and 2006:

	Period Ended December 31
	2007			2006
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
American Century Variable Portfolios, Inc.:
American Century
Mid Cap Value	71,538	7,615	63,923	11,144	1	11,143
Inflation Protection Bond	46,046	5,741	40,305	4,902	1,195	3,707
Ultra	42,703	56,228	(13,525)	69,650	45,928	23,722
Value	50,582	14,488	36,094	7,311	282	7,029
Vista	75,045	37,997	37,048	90,438	44,760	45,678

Dreyfus Variable Investment Fund:
Appreciation	189,119	55,304	133,815	99,017	39,834	59,183
Developing Leaders	38,584	57,558	(18,974)	68,750	43,271	25,479
Disciplined Stock	11,226	68,224	(56,998)	12,328	10,822	1,506
Dreyfus Growth & Income	22,639	24,746	(2,107)	25,457	30,120	(4,663)
International Equity	285,860	15,569	270,291	190,029	8,760	181,269

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	11,978	10,054	1,924	11,952	6,611	5,341

EquiTrust Variable Insurance Series Fund:
Blue Chip	126,479	123,156	3,323	56,206	201,538	(145,332)
High Grade Bond	220,716	82,948	137,768	182,832	87,476	95,356
Managed	121,740	134,969	(13,229)	176,526	127,098	49,428
Money Market	1,681,374	1,435,565	245,809	1,143,382	1,057,789	85,593
Strategic Yield	161,266	87,249	74,017	150,946	127,466	23,480
Value Growth	172,971	126,596	46,375	122,090	120,874	1,216

Fidelity Variable Insurance Products Funds:
Contrafund	501,535	114,680	386,855	560,926	78,286	482,640
Growth	69,777	289,225	(219,448)	106,474	266,734	(160,260)
Fidelity Growth & Income	61,607	88,357	(26,750)	47,462	124,777	(77,315)
High Income	79,244	36,313	42,931	59,685	21,566	38,119
Index 500	172,596	159,977	12,619	155,778	199,292	(43,514)
Mid-Cap	167,988	83,495	84,493	241,448	46,329	195,119
Overseas	140,503	75,507	64,996	155,979	66,552	89,427

Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	99,781	181,286	(81,505)	228,776	62,395	166,381
Franklin Small Cap Value Securities	152,558	45,514	107,044	169,434	13,931	155,503
Franklin Small-Mid Cap Growth Securities	196,871	31,110	165,761	159,667	14,787	144,880

FARM BUREAU LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

5.    Summary of Changes from Unit Transactions (Continued)

	Period Ended December 31
	2007			2006
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Franklin Templeton Variable Insurance Products Trust: (continued)
Franklin U.S. Government	490,064	45,725	444,339	296,375	49,405	246,970
Mutual Shares Securities	88,258	60,773	27,485	117,063	37,663	79,400
Templeton Growth Securities	92,014	52,038	39,976	97,807	39,262	58,545

J.P. Morgan Series Trust II:
Mid-Cap Value	54,397	52,083	2,314	72,591	41,069	31,522
Small Company	95,442	30,835	64,607	143,622	21,223	122,399

Summit Mutual Funds, Inc. - Pinnacle Series:
NASDAQ 100 Index	32,065	53,077	(21,012)	64,024	56,333	7,691
Russell 2000 Small Cap Index	100,469	58,601	41,868	92,792	37,558	55,234
S&P MidCap 400 Index	61,321	73,491	(12,170)	127,094	51,101	75,993

T. Rowe Price Equity Series, Inc.:
Equity Income	602,751	52,836	549,915	458,192	50,270	407,922
Mid-Cap Growth	28,361	100,598	(72,237)	52,688	112,704	(60,016)
New America Growth	51,548	85,582	(34,034)	69,838	82,623	(12,785)
Personal Strategy Balanced	136,627	124,654	11,973	220,164	131,141	89,023

T. Rowe Price International Series, Inc.:
International Stock	60,218	45,655	14,563	68,588	36,665	31,923

6.    Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2007, 2006, 2005, 2004 and 2003, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value (4)	Net Assets
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value:
2007	75,066	$11.11	$834,239	0.99%	1.25%	(3.56)%
2006 (6)	11,143	11.52	128,364	1.36	1.25	15.20
Inflation Protection Bond:
2007	44,012	11.02	485,197	4.25	1.25	8.25
2006 (6)	3,707	10.18	37,727	1.51	1.25	1.80
Ultra:
2007	211,795	12.95	2,743,361	—	1.25	19.46
2006	225,320	10.84	2,441,779	—	1.25	(4.41)
2005	201,598	11.34	2,286,872	—	1.25	0.89
2004	163,290	11.24	1,835,672	—	1.25	9.34
2003	93,841	10.28	965,076	—	1.25	23.26

FARM BUREAU LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value (4)	Net Assets
American Century Variable Portfolios, Inc.: (continued)
Value:
2007	43,123	$10.73	$462,572	0.90%	1.25%	(6.29)%
2006 (6)	7,029	11.45	80,485	—	1.25	14.50
Vista:
2007	287,031	20.49	5,880,836	—	1.25	38.07
2006	249,983	14.84	3,709,621	—	1.25	7.69
2005	204,305	13.78	2,815,625	—	1.25	6.82
2004	137,087	12.90	1,768,805	—	1.25	14.16
2003	50,075	11.30	565,784	—	1.25	40.55

Dreyfus Variable Investment Fund:
Appreciation:
2007	425,765	13.51	5,753,909	1.30	1.25	5.79
2006	291,950	12.77	3,728,982	1.38	1.25	15.05
2005	232,767	11.10	2,584,096	0.02	1.25	3.06
2004	162,844	10.77	1,753,625	1.95	1.25	3.76
2003	120,859	10.38	1,254,504	2.04	1.25	19.72
Developing Leaders:
2007	285,100	12.11	3,451,793	0.76	1.25	(12.12)
2006	304,074	13.78	4,191,636	0.38	1.25	2.45
2005	278,595	13.45	3,746,694	—	1.25	4.51
2004	216,038	12.87	2,780,217	0.24	1.25	10.00
2003	141,921	11.70	1,660,760	0.04	1.25	30.00
Disciplined Stock:
2007 (7)	—	—	—	—	1.25	5.61
2006	56,998	12.48	711,384	0.83	1.25	14.39
2005	55,492	10.91	605,471	—	1.25	4.90
2004	50,328	10.40	523,207	1.75	1.25	6.56
2003	30,418	9.76	296,818	1.24	1.25	22.00
Dreyfus Growth & Income:
2007	139,656	12.96	1,810,298	0.76	1.25	7.11
2006	141,763	12.10	1,715,731	0.79	1.25	13.08
2005	146,426	10.70	1,566,750	1.38	1.25	2.10
2004	122,298	10.48	1,281,920	1.35	1.25	6.07
2003	86,670	9.88	855,924	0.89	1.25	25.06
International Equity:
2007	561,140	24.98	14,018,652	1.35	1.25	15.65
2006	290,849	21.60	6,281,419	0.58	1.25	21.83
2005	109,580	17.73	1,942,886	0.35	1.25	13.36
2004	58,549	15.64	915,868	5.09	1.25	23.05
2003	31,203	12.71	396,670	5.76	1.25	41.07

FARM BUREAU LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value (4)	Net Assets
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2007	66,306	$11.29	$748,894	0.27%	1.25%	6.11%
2006	64,382	10.64	684,945	—	1.25	7.58
2005	59,041	9.89	583,636	—	1.25	2.17
2004	43,960	9.68	425,709	0.18	1.25	4.54
2003	32,199	9.26	298,018	—	1.25	24.30

EquiTrust Variable Insurance Series Fund:
Blue Chip:
2007	1,294,661	27.93	36,164,601	1.87	1.25	5.16
2006	1,291,338	26.56	34,299,664	1.98	1.25	15.98
2005	1,436,670	22.90	32,899,758	2.02	1.25	1.01
2004	1,580,442	22.67	35,823,983	1.48	1.25	4.76
2003	1,580,127	21.64	34,189,390	1.56	1.25	24.15
High Grade Bond:
2007	1,299,802	19.60	25,471,335	5.29	1.25	4.20
2006	1,162,034	18.81	21,858,184	5.07	1.25	3.47
2005	1,066,678	18.18	19,387,280	4.62	1.25	1.39
2004	914,546	17.93	16,394,299	4.33	1.25	3.05
2003	861,472	17.40	14,991,720	4.50	1.25	4.13
Managed:
2007	1,673,006	25.76	43,094,595	2.72	1.25	4.55
2006	1,686,235	24.64	41,542,108	2.20	1.25	10.64
2005	1,636,807	22.27	36,452,873	1.61	1.25	3.25
2004	1,416,022	21.57	30,544,192	1.95	1.25	7.26
2003	1,329,756	20.11	26,746,811	2.59	1.25	21.22
Money Market:
2007	530,299	14.04	7,444,703	4.56	1.25	3.46
2006	284,490	13.57	3,861,882	4.35	1.25	3.12
2005	198,897	13.16	2,617,592	2.47	1.25	1.23
2004	157,519	13.00	2,047,605	0.71	1.25	(0.54)
2003	193,303	13.07	2,525,524	0.54	1.25	(0.68)
Strategic Yield:
2007	1,043,799	21.07	21,997,717	6.24	1.25	2.23
2006	969,782	20.61	19,982,830	6.03	1.25	5.53
2005	946,302	19.53	18,485,944	5.69	1.25	1.98
2004	777,832	19.15	14,897,598	5.97	1.25	7.58
2003	698,445	17.80	12,432,472	7.05	1.25	10.56
Value Growth:
2007	1,244,421	18.36	22,845,877	1.68	1.25	3.96
2006	1,198,046	17.66	21,156,515	1.34	1.25	10.72
2005	1,196,830	15.95	19,092,114	1.15	1.25	5.07
2004	1,244,447	15.18	18,887,237	1.05	1.25	10.16
2003	1,258,389	13.78	17,337,172	1.45	1.25	29.15

FARM BUREAU LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value (4)	Net Assets
Fidelity Variable Insurance Products Funds:
Contrafund:
2007	2,389,473	$17.61	$42,072,710	1.04%	1.25%	16.16%
2006	2,002,618	15.16	30,360,014	1.33	1.25	10.33
2005	1,519,978	13.74	20,881,478	0.26	1.25	15.56
2004	1,185,002	11.89	14,094,039	0.31	1.25	14.00
2003	1,049,617	10.43	10,945,165	0.44	1.25	26.89
Growth:
2007	1,532,378	11.46	17,564,289	0.85	1.25	25.38
2006	1,751,826	9.14	16,011,793	0.39	1.25	5.54
2005	1,912,086	8.66	16,559,170	0.50	1.25	4.46
2004	1,973,691	8.29	16,356,911	0.25	1.25	2.09
2003	1,882,332	8.12	15,279,040	0.26	1.25	31.18
Fidelity Growth & Income:
2007	566,303	12.14	6,875,533	1.84	1.25	10.77
2006	593,053	10.96	6,502,055	0.92	1.25	11.72
2005	670,368	9.81	6,574,408	1.50	1.25	6.40
2004	717,041	9.22	6,614,555	0.86	1.25	4.42
2003	692,383	8.83	6,112,709	1.13	1.25	22.30
High Income:
2007	307,939	15.87	4,887,660	8.68	1.25	1.28
2006	265,008	15.67	4,153,520	8.28	1.25	9.66
2005	226,889	14.29	3,242,717	14.85	1.25	1.06
2004	154,734	14.14	2,188,421	6.30	1.25	8.02
2003	93,421	13.09	1,222,998	5.66	1.25	25.14
Index 500:
2007	1,834,632	11.23	20,603,952	3.59	1.25	4.17
2006	1,822,013	10.78	19,650,100	1.68	1.25	14.32
2005	1,865,527	9.43	17,600,165	1.68	1.25	3.51
2004	1,693,653	9.11	15,433,181	1.22	1.25	9.23
2003	1,521,805	8.34	12,693,063	1.38	1.25	26.75
Mid-Cap:
2007	789,192	23.35	18,428,499	0.50	1.25	13.90
2006	704,699	20.50	14,445,170	0.15	1.25	11.05
2005	509,580	18.46	9,407,576	—	1.25	16.54
2004	331,871	15.84	5,255,705	—	1.25	23.17
2003	203,389	12.86	2,615,895	0.21	1.25	36.52
Overseas:
2007	651,752	16.21	10,565,058	3.44	1.25	15.87
2006	586,756	13.99	8,208,442	0.78	1.25	16.68
2005	497,329	11.99	5,964,666	0.62	1.25	17.55
2004	453,902	10.20	4,629,599	1.07	1.25	12.21
2003	399,886	9.09	3,634,007	0.78	1.25	41.59

FARM BUREAU LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value (4)	Net Assets
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate:
2007	584,614	$16.67	$9,742,919	2.38%	1.25%	(21.85)%
2006	666,119	21.33	14,205,280	2.06	1.25	19.16
2005	499,738	17.90	8,946,658	1.35	1.25	12.09
2004	214,840	15.97	3,431,440	1.74	1.25	30.15
2003 (5)	30,826	12.27	378,167	0.54	1.25	22.70
Franklin Small Cap Value Securities:
2007	458,917	19.59	8,990,262	0.65	1.25	(3.59)
2006	351,873	20.32	7,150,089	0.59	1.25	15.59
2005	196,370	17.58	3,453,093	0.74	1.25	7.39
2004	134,507	16.37	2,201,574	0.17	1.25	22.26
2003	86,632	13.39	1,160,071	0.22	1.25	30.51
Franklin Small-Mid Cap Growth Securities:
2007	489,546	14.84	7,262,604	—	1.25	9.93
2006	323,785	13.50	4,372,068	—	1.25	7.31
2005	178,905	12.58	2,250,038	—	1.25	3.54
2004	140,340	12.15	1,705,323	—	1.25	10.05
2003	83,188	11.04	918,078	—	1.25	35.63
Franklin U.S. Government:
2007	1,069,377	12.11	12,945,084	4.55	1.25	5.30
2006	625,038	11.50	7,186,239	4.13	1.25	2.77
2005	378,068	11.19	4,230,893	4.19	1.25	1.18
2004	309,027	11.06	3,419,129	4.92	1.25	2.12
2003	250,011	10.83	2,706,714	5.61	1.25	1.03
Mutual Shares Securities:
2007	311,542	16.36	5,098,376	1.43	1.25	2.19
2006	284,057	16.01	4,548,646	1.34	1.25	16.95
2005	204,657	13.69	2,802,575	0.83	1.25	9.17
2004	148,444	12.54	1,861,579	0.75	1.25	11.27
2003	111,247	11.27	1,254,082	0.99	1.25	23.57
Templeton Growth Securities:
2007	393,733	17.03	6,704,478	1.33	1.25	1.07
2006	353,757	16.85	5,959,351	1.34	1.25	20.36
2005	295,212	14.00	4,133,065	1.06	1.25	7.53
2004	185,609	13.02	2,416,744	1.17	1.25	14.61
2003	119,581	11.36	1,358,683	1.49	1.25	30.42

J.P. Morgan Series Trust II:
Mid-Cap Value:
2007	325,246	20.69	6,728,280	0.88	1.25	1.17
2006	322,932	20.45	6,602,348	0.59	1.25	15.47
2005	291,410	17.71	5,162,258	0.17	1.25	7.86
2004	187,455	16.42	3,078,355	0.28	1.25	19.59
2003	133,122	13.73	1,828,219	0.31	1.25	27.96

FARM BUREAU LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value (4)	Net Assets
J.P. Morgan Series Trust II: (continued)
Small Company:
2007	347,217	$16.21	$5,626,833	0.01%	1.25%	(6.84)%
2006	282,610	17.40	4,916,277	—	1.25	13.65
2005	160,211	15.31	2,453,274	—	1.25	2.13
2004	85,463	14.99	1,281,174	—	1.25	25.65
2003	52,086	11.93	621,606	—	1.25	34.20

Summit Mutual Funds, Inc. - Pinnacle Series:
NASDAQ 100 Index:
2007	407,469	16.58	6,755,420	1.19	1.25	17.01
2006	428,481	14.17	6,069,436	0.13	1.25	5.43
2005	420,790	13.44	5,657,414	0.54	1.25	—
2004	353,670	13.44	4,752,648	—	1.25	8.74
2003	239,918	12.36	2,965,211	—	1.25	46.79
Russell 2000 Small Cap Index:
2007	520,416	18.48	9,616,778	0.60	1.25	(3.40)
2006	478,548	19.13	9,155,664	0.59	1.25	16.15
2005	423,314	16.47	6,971,643	0.42	1.25	2.74
2004	283,080	16.03	4,537,852	0.16	1.25	16.24
2003	174,050	13.79	2,399,899	0.50	1.25	44.40
S&P MidCap 400 Index:
2007	567,365	19.37	10,992,493	0.88	1.25	6.02
2006	579,535	18.27	10,587,264	0.79	1.25	8.36
2005	503,542	16.86	8,487,796	0.47	1.25	10.63
2004	362,110	15.24	5,520,077	0.23	1.25	14.33
2003	249,853	13.33	3,331,143	0.47	1.25	33.03

T. Rowe Price Equity Series, Inc.:
Equity Income:
2007	1,864,275	15.68	29,235,821	1.79	1.25	1.95
2006	1,314,360	15.38	20,211,065	1.67	1.25	17.49
2005	906,438	13.09	11,860,849	1.67	1.25	2.67
2004	574,473	12.75	7,323,468	1.68	1.25	13.54
2003	399,555	11.23	4,487,528	1.78	1.25	23.95
Mid-Cap Growth:
2007	585,594	20.93	12,255,760	0.21	1.25	16.08
2006	657,831	18.03	11,861,512	—	1.25	5.32
2005	717,847	17.12	12,288,435	—	1.25	13.38
2004	732,303	15.10	11,061,140	—	1.25	16.87
2003	700,658	12.92	9,053,940	—	1.25	36.72
New America Growth:
2007	542,792	10.44	5,667,018	—	1.25	12.38
2006	576,826	9.29	5,359,237	0.05	1.25	6.05
2005	589,611	8.76	5,167,158	—	1.25	3.18
2004	557,630	8.49	4,735,858	0.06	1.25	9.55
2003	512,698	7.75	3,975,816	—	1.25	33.39

FARM BUREAU LIFE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value (4)	Net Assets
T. Rowe Price Equity Series, Inc.: (continued)
Personal Strategy Balanced:
2007	1,365,862	$15.85	$21,642,669	2.20%	1.25%	6.30%
2006	1,353,889	14.91	20,185,195	2.11	1.25	10.53
2005	1,264,866	13.49	17,068,521	1.81	1.25	5.06
2004	1,088,258	12.84	13,969,954	2.08	1.25	11.46
2003	958,929	11.52	11,048,932	2.25	1.25	23.21

T. Rowe Price International Series, Inc. :
International Stock:
2007	341,089	13.86	4,726,393	1.47	1.25	11.68
2006	326,526	12.41	4,052,741	1.22	1.25	17.63
2005	294,603	10.55	3,108,085	1.74	1.25	14.67
2004	269,908	9.20	2,484,494	1.20	1.25	12.33
2003	241,383	8.19	1,977,326	1.34	1.25	28.98

(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.
(4)	There are no differences in unit value between accumulation units and units of contracts in annuitization period since there are no differences in charges that result in direct reductions of unit values.
(5)	Subaccount commenced operations on May 1, 2003.
(6)	Subaccount commenced operations on May 1, 2006.
(7)	The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, stopped being available for investment and was liquidated on April 30, 2007.

7.    Subsequent Events

Effective June 1, 2008, the Farm Bureau Life Annuity Account will offer a new variable annuity product. The new product will have a variety of new investment options and expenses. Contract holders within the existing Farm Bureau Life Annuity Account will be allowed to continue purchases/redemptions within the current product; however it will be closed to new investments. All new investments will be directed to the new variable annuity product.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ON CONSOLIDATED FINANCIAL STATEMENTS

The Board of Directors and Stockholder

Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its methods of accounting for the treatment of modifications or exchanges of insurance contracts, income tax contingencies and cash flow hedges on certain fixed annuity contracts.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 23, 2008

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share data)

	December 31,
	2007	2006
Assets
Investments:
Fixed maturities—available for sale, at market (amortized cost: 2007—$3,936,923; 2006—$3,839,987)	$3,912,709	$3,885,025
Equity securities—available for sale, at market (cost: 2007—$21,110; 2006—$34,366)	21,959	48,682
Mortgage loans on real estate	516,101	528,917
Derivative instruments	223	5,526
Investment real estate, less allowances for depreciation of $0 in 2007 and $2,452 in 2006	2,559	8,711
Policy loans	160,282	159,370
Other long-term investments	1,300	1,300
Short-term investments	28,660	14,810

Total investments	4,643,793	4,652,341

Cash and cash equivalents	474	6,520
Securities and indebtedness of related parties	42,748	41,629
Accrued investment income	47,532	47,299
Reinsurance recoverable	93,372	93,588
Deferred policy acquisition costs	434,555	396,900
Deferred sales inducements	6,145	4,579
Value of insurance in force acquired	41,215	42,841
Property and equipment, less allowances for depreciation of $13,965 in 2007 and $14,016 in 2006	9,642	9,581
Current income taxes recoverable	2,576	—
Goodwill	9,939	9,939
Collateral held for securities lending and other transactions	91,704	2,009
Other assets	16,091	26,015
Assets held in separate accounts	760,864	666,739

Total assets	$6,200,650	$5,999,980

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS (Continued)

(Dollars in thousands, except per share data)

	December 31,
	2007	2006
Liabilities and stockholder’s equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$2,640,694	$2,649,279
Traditional life insurance and accident and health products	1,232,776	1,191,923
Unearned revenue reserve	26,200	26,445
Other policy claims and benefits	20,015	20,017

	3,919,685	3,887,664
Other policyholders’ funds:
Supplementary contracts without life contingencies	383,384	389,846
Advance premiums and other deposits	148,780	150,285
Accrued dividends	10,733	11,252

	542,897	551,383
Amounts payable to affiliates	3,545	6,924
Current income taxes	—	2,548
Deferred income taxes	74,061	93,043
Collateral payable for securities lending and other transactions	93,039	33
Other liabilities	54,482	56,393
Liabilities related to separate accounts	760,864	666,739

Total liabilities	5,448,573	5,264,727
Minority interest in subsidiaries	38	35

Stockholder’s equity:
Preferred stock, 7 1/2% cumulative, par value $50.00 per share—authorized 6,000 shares	—	—
Common stock, par value $50.00 per share—authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in capital	171,238	171,165
Accumulated other comprehensive income (loss)	(11,784)	31,146
Retained earnings	590,085	530,407

Total stockholder’s equity	752,039	735,218

Total liabilities and stockholder’s equity	$6,200,650	$5,999,980

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands)

	Year ended December 31,
	2007	2006	2005
Revenues:
Interest sensitive and index product charges	$81,512	$76,632	$72,632
Traditional life insurance premiums	140,917	134,230	130,101
Net investment income	292,669	291,642	292,855
Derivative loss	(1,973)	(94)	(94)
Realized gains on investments	8,253	13,851	3,044
Other income	2,808	1,951	1,351

Total revenues	524,186	518,212	499,889
Benefits and expenses:
Interest sensitive and index product benefits	166,431	168,763	161,899
Traditional life insurance benefits	86,126	85,776	81,182
Increase in traditional life future policy benefits	39,225	34,597	36,934
Distributions to participating policyholders	20,517	21,414	21,658
Underwriting, acquisition and insurance expenses	110,575	103,290	103,446
Interest expense	82	1	3
Other expenses	539	438	344

Total benefits and expenses	423,495	414,279	405,466

	100,691	103,933	94,423
Income taxes	(32,551)	(33,756)	(30,806)
Minority interest in losses (earnings) of subsidiaries	3	1	(33)
Equity income, net of related income taxes	1,535	1,135	1,218

Net income	$69,678	$71,313	$64,802

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(Dollars in thousands)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity
Balance at January 1, 2005	$2,500	$171,222	$117,285	$528,392	$819,399
Comprehensive income:
Net income for 2005	—	—	—	64,802	64,802
Change in net unrealized investment gains/losses	—	—	(43,138)	—	(43,138)

Total comprehensive income					21,664
Dividend paid to parent	—	—	—	(39,200)	(39,200)

Balance at December 31, 2005	2,500	171,222	74,147	553,994	801,863
Record underfunded status of other postretirement benefit plans	—	—	(209)	—	(209)
Comprehensive income:
Net income for 2006	—	—	—	71,313	71,313
Change in net unrealized investment gains/losses	—	—	(42,792)	—	(42,792)

Total comprehensive income					28,521
Adjustment resulting from capital transactions of equity investee	—	(57)	—	—	(57)
Dividend paid to parent	—	—	—	(94,900)	(94,900)

Balance at December 31, 2006	2,500	171,165	31,146	530,407	735,218
Comprehensive income:
Net income for 2007	—	—	—	69,678	69,678
Change in net unrealized investment gains/losses	—	—	(42,910)	—	(42,910)
Change in underfunded status of other postretirement benefit plans	—	—	(20)	—	(20)

Total comprehensive income					26,748
Adjustment resulting from capital transactions of equity investee	—	73	—	—	73
Dividends paid to parent	—	—	—	(10,000)	(10,000)

Balance at December 31, 2007	$2,500	$171,238	$(11,784)	$590,085	$752,039

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year ended December 31,
	2007	2006	2005
Operating activities
Net income	$69,678	$71,313	$64,802
Adjustments to reconcile net income to net cash provided by operating activities:
Adjustments related to interest sensitive and index products:
Interest credited/index credits to account balances, excluding deferred sales inducements	134,495	133,774	130,857
Change in fair value of embedded derivatives	(165)	260	(12)
Charges for mortality and administration	(73,422)	(69,808)	(67,269)
Deferral of unearned revenues	1,175	948	897
Amortization of unearned revenue reserve	(2,271)	(1,633)	(1,241)
Provision for depreciation and amortization of property and equipment	771	970	1,215
Provision for accretion and amortization of investments	(6,680)	(4,146)	1,153
Realized gains on investments	(8,253)	(13,851)	(3,044)
Change in fair value of derivatives	79	94	94
Increase in traditional life and accident and health benefit accruals	40,853	39,512	39,606
Policy acquisition costs deferred	(54,046)	(52,006)	(52,019)
Amortization of deferred policy acquisition costs	34,188	24,721	23,896
Amortization of deferred sales inducements	310	93	131
Amortization of value of insurance in force	5,069	3,458	2,861
Change in accrued investment income	(233)	33	(3,092)
Change in amounts payable to affiliates	(3,379)	2,044	2,259
Change in reinsurance recoverable	216	(11,967)	(5,249)
Change in current income taxes	(5,124)	(56)	879
Provision for deferred income taxes	4,094	5,972	9,843
Other	13,871	(18,627)	(3,761)

Net cash provided by operating activities	151,224	111,098	142,806

Investing activities
Sale, maturity or repayment of investments:
Fixed maturities—available for sale	387,213	297,440	523,302
Equity securities—available for sale	19,980	32,725	1,759
Mortgage loans on real estate	37,032	53,645	49,097
Derivative instruments	465	76	—
Investment real estate	9,741	554	—
Policy loans	34,963	25,458	32,643
Short-term investments—net	—	37,855	—

	489,394	447,753	606,801

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

(Dollars in thousands)

	Year ended December 31,
	2007	2006	2005
Investing activities (continued)
Acquisition of investments:
Fixed maturities—available for sale	$(480,068)	$(372,402)	$(616,439)
Equity securities—available for sale	(143)	(256)	(428)
Mortgage loans on real estate	(24,220)	(45,443)	(65,471)
Derivative instruments	(5,866)	(4,188)	(77)
Investment real estate	(536)	—	(39)
Policy loans	(35,875)	(28,791)	(33,301)
Short-term investments—net	(13,850)	—	(46,010)

	(560,558)	(451,080)	(761,765)
Proceeds from disposal, repayments of advances and other distributions of capital from equity investees	2,127	15,131	2,206
Investments in and advances to equity investees	(1,850)	(4,750)	(3,000)
Purchases of property and equipment	(2,140)	(880)	(1,235)
Disposal of property and equipment	1,350	267	17

Net cash provided by (used in) investing activities	(71,677)	6,441	(156,976)
Financing activities
Receipts from interest sensitive and index products credited to policyholder account balances	419,655	372,927	431,410
Return of policyholder account balances on interest sensitive and index products	(495,254)	(424,846)	(398,605)
Receipts (distributions) related to minority interests—net	6	1	(1)
Dividends paid to parent	(10,000)	(61,324)	(19,864)

Net cash provided by (used in) financing activities	(85,593)	(113,242)	12,940

Increase (decrease) in cash and cash equivalents	(6,046)	4,297	(1,230)
Cash and cash equivalents at beginning of year	6,520	2,223	3,453

Cash and cash equivalents at end of year	$474	$6,520	$2,223

Supplemental disclosures of cash flow information
Cash paid for income taxes during the year	$34,408	$28,451	$20,083
Non-cash operating activity—deferral of sales inducements	1,771	1,539	1,681
Non-cash financing activity—dividend of fixed maturities to parent	—	33,576	19,336

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    Significant Accounting Policies

Nature of Business

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force.

Consolidation

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

Accounting Changes

Effective April 1, 2007, we adopted Statement of Financial Accounting Standards (Statement) 133 Implementation Issue No. G26, “Cash Flow Hedges: Hedging Interest Cash Flows on Variable-Rate Assets and Liabilities That Are Not Based on a Benchmark Interest Rate,” (DIG G26) which clarifies the accounting for a cash flow hedge of a variable-rate asset or liability, specifically addressing when an entity is permitted to hedge benchmark interest rate risk. DIG G26 indicates that the risk being hedged in a cash flow hedge of a variable-rate financial asset or liability cannot be designated as interest rate risk unless the cash flows of the hedged transaction are explicitly based on that same benchmark interest rate. In addition, DIG G26 clarifies that the only permitted benchmarks are the risk-free rate and rates based on the LIBOR swap curve. Hedging relationships that no longer qualify for cash flow hedge accounting based on this guidance must be undesignated prospectively. Changes in fair value of derivatives not subsequently re-designated to a new qualifying hedging relationship are recorded in earnings. Gains or losses previously included in accumulated other comprehensive income (loss) remain in accumulated other comprehensive income (loss) and are amortized to net income over the remaining term of the swaps as the hedged anticipated cash flows occur. If it becomes probable that the anticipated cash flows will not occur, the deferred gains or losses will be reclassified into earnings immediately. As a result of adopting DIG G26, we undesignated the hedging relationship for the interest rate swaps related to our flexible premium deferred annuity contracts as they are not explicitly based on one of the two permitted benchmarks. Net unrealized gains on these swaps included in accumulated other comprehensive income (loss) totaled $2.8 million at March 31, 2007 and are being amortized into income over the life of the individual swaps. The adoption of DIG G26 decreased net income $2.2 million during 2007.

Effective January 1, 2007, we adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes.” Interpretation No. 48 creates a single model to address uncertainty in tax positions and clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. Under the Interpretation, a tax position can be recognized in the financial statements if it is more likely than not that the position will be sustained upon examination by taxing authorities who have full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Interpretation No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The impact of adopting Interpretation No. 48 was not material to our consolidated financial statements; therefore the cumulative effect of change in this accounting principle, totaling $0.1 million, is reflected as an increase to income tax expense in our 2007 consolidated income statement. Net income for the full year 2007 was

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

$0.1 million lower as a result of adopting this Interpretation. We recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses.

Effective January 1, 2007, we adopted Statement of Position (SOP) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” issued by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. The SOP provides guidance on the accounting for internal replacements of one insurance contract for another insurance contract. Under the SOP, an internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract. As an extinguishment, the unamortized deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserve from the replaced contract are written off at the time of the extinguishment. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract is accounted for as a continuation of the replaced contract. The impact of adopting SOP 05-1 was not material to our consolidated financial statements for 2007 (estimated to be a $0.1 million decrease to net income) as our previous accounting policy for internal replacements substantially conformed to current interpretations of the guidance in the SOP.

In September 2006, the FASB issued Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R).” This Statement requires the recognition of an asset or liability in the consolidated balance sheet based on the funded status of a defined benefit postretirement plan and changes in the funded status of the plan are recorded as a component of comprehensive income in the year in which the changes occur. These requirements were effective for fiscal years ending after December 15, 2006. The impact of adopting Statement No. 158 at December 31, 2006 was minimal on our consolidated financial statements as we participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit and other postretirement plans, which are exempt from this Statement. However, we did adopt Statement No. 158 for two small single employer health and medical postretirement plans. The impact of this adoption in 2006 was to increase other liabilities $0.3 million for the underfunded status of these plans, reduce accumulated other comprehensive income (loss) $0.2 million and record a deferred tax asset of $0.1 million. This adoption had no impact on our consolidated statements of income. Statement No. 158 also requires measurement of a plan’s assets and benefit obligations as of the end of the employer’s fiscal year, beginning with fiscal years ending after December 15, 2008. We plan to adopt the measurement date portion of this Statement in 2008, using the single measurement date method, which will result in a decrease to the beginning balance of retained earnings totaling $0.5 million.

In December 2007, the FASB issued Statement No. 160, “Accounting and Reporting of Noncontrolling Interest in Consolidated Financial Statements, an amendment of ARB No. 51.” This Statement establishes accounting and reporting standards for the noncontrolling (minority) interest in a subsidiary, which requires that the minority interest be reported in equity and the related net income and comprehensive income be included in the respective lines of the consolidated financial statements. This Statement is effective for the first annual reporting period beginning on or after December 15, 2008 and early adoption is prohibited. The impact of this adoption on our consolidated financial statements is expected to be immaterial and will primarily result in a reclassification of minority interest as noted above.

In December 2007, the FASB issued Statement No. 141(R), “Business Combinations,” which changes the accounting and reporting of business combination transactions effective for the first annual reporting period beginning on or after December 15, 2008. Statement 141(R) has no immediate impact on our consolidated financial statements, though it will impact our accounting of future acquisitions or consolidations.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In April 2007, the FASB issued Staff Position FIN 39-1 (FSP FIN 39-1), which amends certain aspects of FASB Interpretation No. 39, “Offsetting of Amounts Related to Certain Contracts—an interpretation of APB Opinion No. 10 and FASB Statement No. 105.” This FSP allows a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement. The guidance in this FSP is effective for fiscal years beginning after November 15, 2007, with early application permitted. At December 31, 2007, we had master netting agreements with counterparties covering cash collateral receivable totaling $7.5 million. This amount is included in the collateral held for securities lending and other transactions line on our consolidated balance sheet at December 31, 2007, but will be netted against the fair value of the swaps included in other liabilities upon adoption of FSP FIN 39-1 in 2008. This FSP will have no impact on our consolidated statements of income.

In February 2007, the FASB issued Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which permits certain financial assets and liabilities to be measured at fair value, with changes in fair value reported in earnings. This election is allowed on an instrument-by-instrument basis and requires additional reporting disclosures. This Statement is effective for fiscal years beginning after November 15, 2007. Early adoption is allowed provided the provisions of Statement No. 157 are also adopted. We did not elect the fair value option for any financial instruments.

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value and expands the required disclosures about fair value measurements. This Statement is effective for fiscal years beginning after November 15, 2007. We are currently evaluating the requirements of this Statement and have not yet determined the impact of adoption on our consolidated financial statements.

Investments

Fixed Maturities and Equity Securities

Fixed maturity securities, comprised of bonds and redeemable preferred stocks, which may be sold, are designated as “available for sale.” Available-for-sale securities are reported at market value and unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder’s equity as a component of accumulated other comprehensive income (loss). Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of derivative loss in the consolidated statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities’ expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities’ expected lives.

Equity securities, comprised of common and non-redeemable preferred stocks are designated as “available for sale” and reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder’s equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income (loss).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Mortgage Loans on Real Estate

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan, or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

Derivative Instruments

Derivative instruments include interest rate swaps used to reduce our exposure to increases in market interest rates and call options used to fund index credits on index annuities. In addition, we have embedded derivatives associated with our index annuity business. All derivatives are recognized as either assets or liabilities in the consolidated balance sheets and measured at fair value.

Interest rate swaps are carried on the consolidated balance sheets as either a derivative instrument or other liability. Prior to April 1, 2007, our interest rate swaps were accounted for as cash flow hedges. The effective portion of any unrealized gain or loss prior to that date is recorded in accumulated other comprehensive income (loss), and the net periodic interest settlement between the interest paid and the interest received is recorded as a component of interest sensitive and index product benefits.

For derivatives not designated as a hedging instrument, the change in fair value is recognized in earnings in the period of change. See “Accounting Changes” above and Note 3, “Derivative Instruments,” for more information regarding our derivative instruments and embedded derivatives.

Investment Real Estate

Investment real estate is reported at cost less allowances for depreciation, as applicable. The carrying value of these assets is subject to regular review. For properties not held for sale, if indicators of impairment are present and a property’s expected undiscounted cashflows are not sufficient to recover the property’s carrying value, an impairment loss is recognized and the property’s cost basis is reduced to fair value. If the fair value, less estimated sales costs, of real estate held for sale decreases to an amount lower than its carrying value, the carrying value of the real estate is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments.

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Other long-term investments include an investment deposit which is reported at amortized cost.

Securities and indebtedness of related parties include investments in corporations and partnerships over which we may exercise significant influence. These corporations and partnerships operate predominately in the insurance, broker/dealer, investment company and real estate industries. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships’

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

investment portfolios. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder’s equity.

Collateral Held/Payable for Securities Lending and Other Transactions

We participate in a securities lending program whereby certain fixed maturity securities from our investment portfolio are loaned to other institutions for a short period of time. We require initial collateral equal to or greater than 102 percent of the market value of the loaned securities and at least 100 percent collateral be maintained through the period the securities are on loan. The collateral is invested by the lending agent, in accordance with our guidelines, generating fee income that is recognized as net investment income over the period the securities are on loan. The collateral is accounted for as a secured borrowing and is recorded as an asset on the consolidated balance sheets, with a corresponding liability reflecting our obligation to return this collateral upon the return of the loaned securities. Securities recorded on our consolidated balance sheet with a market value of $81.4 million were on loan under the program and we were liable for cash collateral under our control totaling $84.2 million at December 31, 2007.

We also obtain or are required to provide collateral relating to certain derivative transactions. We invest cash collateral received and record a liability for amounts owed to counterparties for these transactions. See Note 2, “Investment Operations,” for more information regarding our collateral.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that collection is uncertain.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its fair value and a specific write down is taken. Such reductions in carrying value are recognized as realized losses on investments. For fixed maturity securities and equity securities, the fair value becomes the new cost basis for the security and the cost basis is not adjusted for subsequent recoveries in fair value. However, for fixed maturity securities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows. It is difficult to estimate cash flows on securities that have been written down for an other-than-temporary impairment due to the inherent variability of cash flows associated with distressed securities. Net investment income for 2007 includes accretion totaling $0.5 million on two previously impaired securities that mature in 2008. No such amortization was recorded in 2006 or 2005.

Market Values

Independent pricing sources are used to obtain market values for nearly all of our fixed maturity securities. The pricing service providers utilize valuation models that vary by asset class and incorporate available trade, bid and other market information. Many fixed income securities in the portfolio do not

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

trade on a daily basis, so available information such as benchmark curves, benchmarking of like securities, reported trades, broker/dealer quotes, issuer spreads, bids, offers, and matrix pricing are utilized in the valuation process. For each type of security, information is gathered from market sources that integrate relevant credit information, perceived market movements and sector news into the pricing process. In addition, models are utilized to develop prepayment and interest rate scenarios. All prices obtained from pricing sources are reviewed by our internal investment trading group for reasonableness based on the underlying characteristics of the security, including relative yield, credit rating market activity and valuations of similar securities. Price discrepancies between providers and any prices that look unusual are investigated by our internal investment professionals for final price determination. In addition, certain fixed maturity securities with a market value totaling $57.5 million at December 31, 2007 and $181.9 at December 31, 2006 are valued by us using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bond yields. Regardless of the pricing source, we take full responsibility for the reasonableness of all market value estimates.

Market values of the conversion features embedded in convertible fixed maturity securities are estimated using an option-pricing model. Market values of redeemable preferred stocks, equity securities, call options and interest rate swaps are based on the latest quoted market prices, or for those stocks not readily marketable, generally at values which are representative of the market values of comparable issues.

Cash and Cash Equivalents

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Cash collateral received for derivative positions is invested in cash equivalents and reported with derivative instruments as an investing activity in the consolidated statements of cash flows.

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers’ share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

Deferred Policy Acquisition Costs, Deferred Sales Inducements and Value of Insurance In Force Acquired

Deferred policy acquisition costs include certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. Deferred sales inducements include premium bonuses and bonus interest credited to contracts during the first contract year only. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrued on the unamortized balance at a weighted average rate of 4.96% in 2007, 4.95% in 2006 and 4.88% in 2005.

For participating traditional life insurance, interest sensitive and index products, these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

applicable) from surrender charges and investment, mortality and expense margins. That amortization is adjusted retrospectively through an unlocking process when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

Property and Equipment

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Furniture and equipment had a carrying value of $6.5 million at December 31, 2007 and $8.1 million at December 31, 2006, and estimated useful lives that generally range from two to twenty years. Capitalized software costs had a carrying value of $3.1 million at December 31, 2007 and $1.5 million at December 31, 2006, and estimated useful lives that range from two to five years. Depreciation expense for furniture and equipment was $0.3 million in 2007, $0.5 million in 2006 and $0.4 million in 2005. Amortization expense for capitalized software was $0.5 million in 2007 and 2006 and $0.8 million in 2005.

Goodwill

Goodwill represents the excess of the amount paid to acquire a company over the fair value of its net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We have performed impairment testing using cash flow analyses and determined none of our goodwill was impaired as of December 31, 2007 or December 31, 2006.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for index annuities are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive products. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Interest crediting rates for interest sensitive products ranged from 3.00% to 5.35% in 2007, 2.80% to 5.50% in 2006 and 2.40% to 5.35% in 2005. These ranges exclude certain contracts with an account value totaling $2.5 million with guarantees ranging up to 9.70%.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.00% to 6.00%. The average rate of assumed investment yields used in estimating gross margins was 6.32% in 2007, 6.33% in 2006 and 6.28% in 2005. Accrued dividends for participating business are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 42% of direct receipts from policyholders during 2007 (2006—43% and 2005—44%), and represented 14% of life insurance in force at December 31, 2007 and 2006. The liability for future policy benefits for

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

The unearned revenue reserve reflects the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

Guaranty Fund Assessments

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $0.1 million at December 31, 2007 and December 31, 2006 to cover estimated future assessments on known insolvencies. We had assets totaling $0.3 million at December 31, 2007 and $0.2 million December 31, 2006 representing estimated premium tax offsets on paid and future assessments. Expenses incurred for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2007, 2006 and 2005. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2008 and substantially all the related future premium tax offsets will be realized during the five-year period ending December 31, 2012. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

Separate Accounts

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive, index and variable products consist of policy charges for the cost of insurance, asset charges, administration charges, amortization of policy initiation fees and surrender charges

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest or index amounts credited to policyholder account balances (excluding sales inducements) and benefit claims incurred in excess of policyholder account balances during the period. Changes in the reserves for the embedded derivatives in the index annuities and amortization of deferred policy acquisition costs and deferred sales inducements are recognized as expenses over the life of the policy.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs and deferred sales inducements.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Components of our underwriting, acquisition and insurance expenses are as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$12,467	$12,036	$12,305
Amortization of deferred policy acquisition costs	34,188	24,721	23,896
Amortization of value of insurance in force acquired	5,069	3,458	2,861
Other underwriting, acquisition and insurance expenses, net of deferrals	58,851	63,075	64,384

Total	$110,575	$103,290	$103,446

Underwriting, acquisition and insurance expenses include a pre-tax charge of $4.9 million for the year ended December 31, 2006 relating to the settlement of a lawsuit with a husband and wife who had applied for life insurance policies. The settlement ended litigation regarding the process we followed in denying insurance coverage for medical reasons. The settlement was entered into after adverse judicial rulings were made against us in June 2006. Prior to the issuance of the adverse judicial rulings, a material loss, net of insurance recoveries, was not deemed to be reasonably possible.

Insurance claims have been filed under our professional liability and general liability insurance policies for reimbursement of the settlement amount, but coverage has been denied, and we have made a claim against an insurance broker for breach of contractual duties. We have filed lawsuits against the insurer and the insurance broker to recover those damages. While we have received an adverse ruling in the case against the insurer at the district court level, the adverse ruling has been appealed and we continue to believe both claims are valid. Recoveries from third parties are required to be accounted for as gain contingencies and not recorded in our financial statements until the lawsuits are resolved. Accordingly, our financial statements for 2006 include the $4.9 million settlement expense, but any recoveries will be recorded in net income in the period the recovery is received.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In July 2005, we announced the closing of our life insurance processing unit in Manhattan, Kansas. As a result of the closure and some additional unrelated terminations, we incurred a pre-tax charge of $2.3 million during 2005, relating primarily to severance and early retirement benefits. These expenses are recorded in the underwriting, acquisition and insurance expense line of the consolidated statements of income.

Comprehensive Income

Unrealized gains and losses on our available-for-sale securities and interest rate swaps are included in accumulated other comprehensive income (loss) in stockholder’s equity. Other comprehensive income (loss) excludes net investment gains included in net income which represent transfers from unrealized to realized gains and losses. These amounts totaled $3.6 million in 2007, $9.1 million in 2006 and $2.0 million in 2005. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserve totaling ($2.0) million in 2007, ($4.7) million in 2006 and ($1.3) million in 2005. Beginning in 2006, other comprehensive income (loss) also includes the initial recognition and subsequent changes in the underfunded status of our single employer health and medical postretirement benefit plans totaling $0.2 million in 2007 and 2006.

Reclassifications

Certain amounts in the 2006 and 2005 consolidated financial statements have been reclassified to conform to the 2007 financial statement presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs and deferred sales inducements, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    Investment Operations

Fixed Maturities and Equity Securities

The following tables contain amortized cost and estimated market value information on fixed maturities and equity securities:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
	(Dollars in thousands)
December 31, 2007
Bonds:
Corporate securities	$1,810,133	$56,412	$(58,911)	$1,807,634
Mortgage and asset-backed securities	1,198,401	8,923	(41,081)	1,166,243
United States Government and agencies	314,441	6,617	(191)	320,867
State, municipal and other governments	336,327	5,918	(4,799)	337,446
Public utilities	248,403	6,560	(4,342)	250,621
Redeemable preferred stocks	29,218	1,369	(689)	29,898

Total fixed maturities	$3,936,923	$85,799	$(110,013)	$3,912,709

Equity securities	$21,110	$916	$(67)	$21,959

December 31, 2006
Bonds:
Corporate securities	$1,782,118	$67,605	$(22,816)	$1,826,907
Mortgage and asset-backed securities	1,171,404	7,542	(13,223)	1,165,723
United States Government and agencies	364,410	3,239	(4,843)	362,806
State, municipal and other governments	266,688	4,855	(4,154)	267,389
Public utilities	183,676	4,603	(3,156)	185,123
Redeemable preferred stocks	71,691	5,518	(132)	77,077

Total fixed maturities	$3,839,987	$93,362	$(48,324)	$3,885,025

Equity securities	$34,366	$14,492	$(176)	$48,682

Short-term investments have been excluded from the above schedules as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of available-for-sale fixed maturity securities at December 31, 2007, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Estimated Market Value
	(Dollars in thousands)
Due in one year or less	$46,623	$47,013
Due after one year through five years	383,957	392,596
Due after five years through ten years	946,282	937,834
Due after ten years	1,332,442	1,339,126

	2,709,304	2,716,568
Mortgage and asset-backed securities	1,198,401	1,166,243
Redeemable preferred stocks	29,218	29,898

	$3,936,923	$3,912,709

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Net unrealized investment gains (losses) on fixed maturity and equity securities classified as available for sale and interest rate swaps, recorded directly to stockholder’s equity were comprised of the following:

	December 31,
	2007	2006
	(Dollars in thousands)
Unrealized appreciation (depreciation) on:
Fixed maturities—available for sale	$(24,214)	$45,038
Equity securities—available for sale	849	14,316
Interest rate swaps	567	4,358

	(22,798)	63,712
Adjustments for assumed changes in amortization pattern of:
Deferred policy acquisition costs	4,488	(13,309)
Deferred sales inducements	(30)	(135)
Value of insurance in force acquired	624	(2,819)
Unearned revenue reserve	(113)	738
Provision for deferred income taxes	6,240	(16,866)

	(11,589)	31,321
Proportionate share of net unrealized investment gains of equity investees	34	34

Net unrealized investment gains (losses)	$(11,555)	$31,355

The changes in net unrealized investment gains and losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserve totaling ($43.6) million in 2007, ($19.9) million in 2006 and ($34.2) million in 2005.

The following tables set forth the estimated market value and unrealized losses of fixed maturity securities in an unrealized loss position that are not deemed to be other-than-temporarily impaired. These are listed by investment category and the length of time the securities have been in an unrealized loss position:

December 31, 2007
	Less than one year		One year or more		Total
Description of Securities	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses
	(Dollars in thousands)
Corporate securities	$371,353	$(21,338)	$460,419	$(37,573)	$831,772	$(58,911)
Mortgage and asset-backed securities	187,613	(12,829)	524,107	(28,252)	711,720	(41,081)
United States Government and agencies	—	—	20,362	(191)	20,362	(191)
State, municipal and other governments	53,105	(1,516)	105,856	(3,283)	158,961	(4,799)
Public utilities	45,196	(1,350)	56,945	(2,992)	102,141	(4,342)
Redeemable preferred stocks	2,325	(675)	4,986	(14)	7,311	(689)

Total fixed maturities	$659,592	$(37,708)	$1,172,675	$(72,305)	$1,832,267	$(110,013)

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2006
	Less than one year		One year or more		Total
Description of Securities	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses
	(Dollars in thousands)
Corporate securities	$210,375	$(3,343)	$530,612	$(19,473)	$740,987	$(22,816)
Mortgage and asset-backed securities	214,867	(1,461)	466,249	(11,762)	681,116	(13,223)
United States Government and agencies	56,978	(138)	235,533	(4,705)	292,511	(4,843)
State, municipal and other governments	106,170	(1,999)	43,417	(2,155)	149,587	(4,154)
Public utilities	23,992	(241)	64,341	(2,915)	88,333	(3,156)
Redeemable preferred stocks	4,963	(37)	3,254	(95)	8,217	(132)

Total fixed maturities	$617,345	$(7,219)	$1,343,406	$(41,105)	$1,960,751	$(48,324)

Included in the above table are 441 securities from 307 issuers at December 31, 2007 and 412 securities from 287 issuers at December 31, 2006. These increases are primarily due to an increase in spreads between the risk-free and corporate and other bond yields. The following summarizes the details describing the more significant unrealized losses by investment category as of December 31, 2007.

Corporate securities: The unrealized losses on corporate securities, which include redeemable preferred stocks, totaled $59.6 million, or 54.2% of our total unrealized losses. The largest losses were in the financial services sector ($463.3 million carrying value and $40.4 million unrealized loss) and in the manufacturing sector ($185.6 million carrying value and $10.3 million unrealized loss). The largest unrealized losses in the financial services sector were in the depository institutions sector ($141.7 million carrying value and $14.3 million unrealized loss) and the holding and other investment offices sector ($206.0 million carrying value and $12.3 million unrealized loss). The unrealized losses in the depository institutions sector are primarily due to a decrease in market liquidity and concerns regarding the underlying credit quality of subprime and other assets these institutions hold. The majority of securities in the holding and other investment offices sector are real estate investment trust bonds. The unrealized losses in this sector are primarily due to an increase in credit spreads due to the sector’s exposure to commercial real estate and market concerns about the ability to access the capital markets. The largest unrealized losses in the manufacturing sector were in the paper and allied products sector ($37.8 million carrying value and $3.2 million unrealized loss) and the printing and publishing sector ($16.1 million carrying value and $1.8 million unrealized loss). The unrealized losses in the paper and allied products sector and the printing and publishing sector are due to spread widening that is the result of weaker operating results. The unrealized losses in the remaining corporate sectors are also primarily attributable to spread widening due to a decrease in market liquidity, an increase in market volatility and concerns about the general health of the economy. Because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2007.

Mortgage and asset-backed securities: The unrealized losses on mortgage and asset-backed securities totaled $41.1 million, or 37.3% of our total unrealized losses, and were caused primarily by concerns regarding mortgage defaults on subprime and other risky mortgages. There were also concerns regarding potential downgrades or defaults of bond insurers providing credit protection for underlying issuers. These concerns resulted in spread widening in the sector as liquidity decreased in the market. We purchased most of these investments at a discount to their face amount and the contractual cash flows of

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

these investments are based on mortgages and other assets backing the securities. At December 31, 2007, our investment in subprime mortgages totaled $15.7 million, or 0.4% of our total fixed income portfolio. We also held investments with exposure to the Alt-A home equity loan sector ($301.6 million carrying value and $22.2 million unrealized loss). All securities with subprime or Alt-A exposure, except for one, are AAA rated. In addition, at December 31, 2007, $79.8 million of our mortgage and asset-backed securities were wrapped with credit enhancing insurance. We believe these securities were underwritten at investment grade excluding any credit enhancing protection. Because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2007.

United States Government and agencies: The unrealized losses on U.S. Governments and agencies totaled $0.2 million, or 0.2% of our total unrealized losses, and were caused by spread widening. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on direct guarantees from the U.S. Government and by agencies of the U.S. Government. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2007.

State, municipal and other governments: The unrealized losses on state, municipal and other governments totaled $4.8 million, or 4.4% of our total unrealized losses, and were primarily caused by general spread widening. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on the taxing authority of a municipality or the revenues of a municipal project. Because the decline in market value is attributable to increased spreads and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2007.

Public utilities: The unrealized losses on public utilities totaled $4.3 million, or 3.9% of our total unrealized losses, and were caused primarily by spread widening. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2007.

Regarding our entire portfolio, we monitor the financial condition and operations of the issuers of securities rated below investment grade and of the issuers of certain investment grade securities on which we have concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, we review factors such as:

•	historical operating trends;
•	business prospects;
•	status of the industry in which the company operates;
•	analyst ratings on the issuer and sector;
•	quality of management;
•	size of the unrealized loss;
•	length of time the security has been in an unrealized loss position; and
•	our intent and ability to hold the security.

We held one collateralized debt obligation partially backed by subprime mortgages with an amortized cost of $6.0 million at December 31, 2007 and 2006 and an estimated fair value of $0.9 million at

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2007 and $5.9 million at December 31, 2006. We believe the decline in market value on this security is attributable to spread widening from market liquidity and credit quality concerns. At December 31, 2007, the security was rated investment grade by two major rating agencies, appeared adequately collateralized and we expected all principal and interest payments would continue. Based on these circumstances, we had the intent and ability to hold this investment until a recovery of fair value, and therefore we did not consider it to be other-than-temporarily impaired at December 31, 2007. After December 31, 2007, the ratings and outlook from three rating agencies declined, the collateralization test failed and the fair value further declined to $0.5 million. Due to these events, we considered this security other-than-temporarily impaired at March 31, 2008, and wrote it down to fair value by recording a realized loss totaling $5.5 million. See Note 13 for the details on impairments recorded in the first quarter of 2008.

We also have $0.1 million of gross unrealized losses on equity securities with an estimated market value of $0.7 million at December 31, 2007 and $0.2 million of gross unrealized losses on equity securities with an estimated market value of $0.7 million at December 31, 2006. These equity securities have been in an unrealized loss position for more than one year.

Mortgage Loans on Real Estate

Our mortgage loan portfolio consists principally of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

We establish an allowance, consisting of specific reserves, for possible losses against our mortgage loan portfolio. There were no impaired loans (those loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements) requiring a valuation allowance at December 31, 2007, 2006 and 2005. An analysis of the allowance provided in 2005 is as follows:

Year ended December 31, 2005
(Dollars in thousands)
Balance at beginning of year	$3,500
Realized losses	479
Sales	(3,979)

Balance at end of year	$—

Investment Real Estate

We establish an allowance, consisting of specific reserves, for possible losses against our investment real estate. There were no real estate investments requiring a valuation allowance at December 31, 2007. An analysis of the allowance provided in 2006 and 2005 is as follows:

	Year ended December 31,
	2006	2005
	(Dollars in thousands)
Balance at beginning of year	$700	$618
Realized losses	51	82
Sales	(751)	—

Balance at end of year	$—	$700

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Net Investment Income

Components of net investment income are as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Fixed maturities—available for sale	$247,522	$245,593	$244,052
Equity securities—available for sale	511	522	524
Mortgage loans on real estate	33,828	35,623	36,334
Investment real estate	461	435	1,212
Policy loans	9,577	9,137	9,314
Short-term investments, cash and cash equivalents	1,401	1,100	743
Prepayment fee income and other	5,364	5,436	7,094

	298,664	297,846	299,273
Less investment expenses	(5,995)	(6,204)	(6,418)

Net investment income	$292,669	$291,642	$292,855

Realized and Unrealized Gains and Losses

Realized gains (losses), recorded as a component of income, and the change in unrealized appreciation/depreciation on investments and interest rate swaps, recorded as a component of the change in accumulated other comprehensive income (loss), are summarized below:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Realized—income
Fixed maturities—available for sale	$(186)	$(1,558)	$2,850
Equity securities—available for sale	5,794	13,492	433
Mortgage loans on real estate	—	—	(479)
Investment real estate	2,645	(19)	240
Securities and indebtedness of related parties	—	1,936	—

Realized gains on investments	$8,253	$13,851	$3,044

Unrealized—accumulated other comprehensive income (loss)
Fixed maturities—available for sale	$(69,252)	$(47,801)	$(92,766)
Equity securities—available for sale	(13,467)	(13,416)	12,053
Interest rate swaps	(3,791)	(1,166)	2,282

Change in unrealized appreciation/depreciation of investments	$(86,510)	$(62,383)	$(78,431)

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:

	Amortized Cost	Gross Realized Gains	Gross Realized Losses	Proceeds
	(Dollars in thousands)
Year ended December 31, 2007
Scheduled principal repayments and calls—available for sale	$344,531	$—	$—	$344,531
Sales—available for sale	41,476	1,315	(109)	42,682

Total	$386,007	$1,315	$(109)	$387,213

Year ended December 31, 2006
Scheduled principal repayments and calls—available for sale	$262,962	$—	$—	$262,962
Sales—available for sale	33,705	891	(118)	34,478

Total	$296,667	$891	$(118)	$297,440

Year ended December 31, 2005
Scheduled principal repayments and calls—available for sale	$427,415	$—	$—	$427,415
Sales—available for sale	134,020	6,194	(1,588)	138,626

Total	$561,435	$6,194	$(1,588)	$566,041

In December 2005, we exchanged certain bonds with EquiTrust Life Insurance Company (EquiTrust Life). We received bonds from EquiTrust Life with a fair value of $44.1 million in exchange for bonds with a fair value of $42.7 million, accrued interest of $0.9 million and $0.5 million in cash. We realized a gain of $0.3 million on the transaction.

Realized losses on fixed maturities totaling $1.4 million in 2007, $2.3 million in 2006 and $2.1 million in 2005 were incurred as a result of writedowns for other-than-temporary impairment of fixed maturity securities.

Income taxes include a provision of $2.9 million in 2007, $4.8 million in 2006 and $1.1 million in 2005 for the tax effect of realized gains and losses.

Variable Interest Entities

We have investments in variable interest entities for which we are not considered the primary beneficiary. These investments consist of a real estate limited partnership and certain mezzanine commercial real estate loans on real estate properties. The real estate limited partnership had revenues totaling $2.7 million for 2007, $3.2 million for 2006 and $2.8 million for 2005. There was one real estate project in 2007 and 2006 and three in 2005. Each real estate project has assets totaling less than $5.0 million at December 31, 2007 and 2006 and less than $17.0 million at December 31, 2005. Our investments in these real estate projects were made during the period from 2002 to 2005. Our maximum exposure to loss is the carrying value of our investments, which totaled $13.2 million at December 31, 2007 and $11.7 million at December 31, 2006 for the real estate limited partnership and $1.1 million at December 31, 2007 and $0.8 million at December 31, 2006 for the mezzanine commercial real estate loans.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Other

We have a common stock investment in American Equity Investment Life Holding Company (AEL), valued at $12.6 million at December 31, 2007 and $39.4 million at December 31, 2006. American Equity underwrites and markets life insurance and annuity products throughout the United States. We sold a portion of our investment in AEL and realized gains totaling $6.1 million in 2007 and $13.5 million in 2006.

We paid dividends to FBL Financial Group, Inc. of $10.0 million in 2007 and $94.9 million in 2006. The 2007 dividend was paid in cash. The 2006 dividend included fixed maturity securities and accrued interest with a market value of $33.6 million and cash of $61.3 million.

During 2006, we sold our equity investment in Western Agricultural Insurance Company, an affiliate, at its fair market value of $7.9 million, to Farm Bureau Mutual Insurance Company (Farm Bureau Mutual), another affiliate. A realized gain of $1.9 million was recognized on this transaction.

At December 31, 2007, affidavits of deposits covering investments with a carrying value totaling $4,315.5 million were on deposit with state agencies to meet regulatory requirements. Also, fixed maturity securities with a carrying value of $51.2 million were on deposit with the Federal Home Loan Bank as collateral for our funding agreement.

At December 31, 2007, we had committed to provide additional funding for mortgage loans on real estate aggregating $3.7 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

We held cash collateral for derivative and other transactions totaling $8.8 million at December 31, 2007 and less than $0.1 million at December 31, 2006 that was invested and included in the consolidated balance sheets with corresponding amounts recorded in collateral payable for securities lending and other transactions. We paid cash collateral for derivative transactions totaling $7.5 million at December 31, 2007 and $2.0 million at December 31, 2006. Corresponding amounts are included in collateral held for securities lending and other transactions.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2007 include real estate, fixed maturities, equity securities and other long-term investments totaling $2.4 million.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder’s equity at December 31, 2007.

3. Derivative Instruments

We have entered into six interest rate swaps to manage interest rate risk associated with a portion of our flexible premium deferred annuity contracts. Under the interest rate swaps, we pay a fixed rate of interest and receive a floating rate of interest on a notional amount totaling $300.0 million. These interest rate swaps effectively fix the interest crediting rate on a portion of our flexible premium deferred annuity contract liabilities thereby hedging our exposure to increases in market interest rates. As described in Note 1, “Significant Accounting Policies—Accounting Changes,” we were required to undesignated these hedging relationships in the second quarter of 2007. As a result, the net interest rate settlements on the interest rate swaps are recorded as a component of derivative income beginning April 1, 2007. The

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

interest rate settlements increased derivative income $2.9 million in 2007 and decreased interest sensitive product benefits $1.0 million in 2007, $3.7 million in 2006 and $1.0 million in 2005.

Details regarding the swaps are as follows (dollars in thousands):

				Carrying and Fair Value at December 31,
Maturity Date	Notional Amount	Receive Rate	Pay Rate	2007	2006
4/1/2008	$50,000	3 month LIBOR*	3.865%	$120	$860
7/1/2008	50,000	1 month LIBOR*	2.579	440	1,900
7/1/2008	50,000	1 month LIBOR*	2.465	451	1,978
1/1/2010	50,000	1 month LIBOR*	4.858	(1,080)	343
12/1/2010	50,000	1 month LIBOR*	5.040	(1,640)	97
6/1/2011	50,000	1 month LIBOR*	5.519	(2,554)	(820)

				$(4,263)	$4,358

*	London Interbank Offered Rate

We formally documented hedging relationships, including identification of the interest rate swaps as the hedging instruments and interest credited to the related flexible premium deferred annuity contract liabilities as the hedged transactions through April 1, 2007. We also documented our risk management objectives and strategies for undertaking these transactions. There was no ineffectiveness recorded in the consolidated statements of income during 2007, 2006 or 2005 for instruments designated as hedges.

We sold index annuities from the fourth quarter of 2005 through the third quarter of 2007. Index annuities guarantee the return of principal to the contract holder and credit amounts based on a percentage of the gain in a specified market index. Most of the premium received is invested in investment grade fixed income securities and a portion of the premium received from the contract holder is used to purchase derivatives consisting of one-year call options on the S&P 500 Index to fund the index credits due to the index annuity contract holders. On the respective anniversary dates of the index annuity contracts, the market index used to compute the index credits is reset and new one-year call options are purchased to fund the next index credit. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Therefore, the change in fair value of the options is recognized in earnings in the period of change. The cost of the options can be managed through the terms of the index annuities, which permit changes to participation rates, asset fees and/or caps, subject to guaranteed minimums. We held call options relating to this business with a fair value of $0.2 million at December 31, 2007 and $0.3 million at December 31, 2006. Derivative loss includes $0.1 million for 2007, ($0.1) million for 2006 and less than $0.1million for 2005 relating to call option proceeds and changes in fair value.

The reserve for index annuity contracts includes a series of embedded derivatives that represent the contract holder’s right to participate in index returns over the expected lives of the applicable contracts. The reserve includes the value of the embedded forward options despite the fact that call options are not purchased for a period longer than the period of time to the next index reset date. The change in the value of this embedded derivative is included in interest sensitive and index product benefits in the consolidated statements of income and totaled ($0.2) million for 2007, $0.3 million for 2006 and less than ($0.1) million for 2005.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    Fair Values of Financial Instruments

Statement No. 107, “Disclosures About Fair Value of Financial Instruments,” requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating the fair value of our financial instruments.

Fixed maturity securities: Fair values for fixed maturity securities are obtained primarily from a variety of independent pricing sources, whose results undergo evaluation by our internal investment professionals.

Equity securities: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

Mortgage loans on real estate: Fair values are estimated by discounting expected cash flows of each loan at an interest rate equal to a spread above the U.S. Treasury bond yield that corresponds to the loan’s expected life. These spreads are based on overall market pricing of commercial mortgage loans at the time of valuation.

Derivative instruments: Fair values for call options and interest rate swaps are based on quoted market prices.

Policy loans: Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve.

Cash, short-term investments, other long-term investments and collateral held and payable for securities lending: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

Securities and indebtedness of related parties: For equity securities that are not actively traded, estimated fair values are based on values of comparable issues. As allowed by Statement No. 107, fair values are not assigned to investments accounted for using the equity method.

Assets held in separate accounts: Separate account assets are reported at estimated fair value in our consolidated balance sheets based on quoted net asset values of the underlying mutual funds.

Future policy benefits and other policyholders’ funds: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities, deposit administration funds, funding agreements and supplementary contracts) are estimated using one of two methods. For contracts with known maturities, fair value is determined using discounted cash flow analyses based on

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

current interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For contracts without known maturities, fair value is cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

Other liabilities: Fair values for interest rate swaps are based on quoted market prices. We are not required to estimate fair value for the remainder of the other liabilities balance.

Liabilities related to separate accounts: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

	December 31,
	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(Dollars in thousands)
Assets
Fixed maturities—available for sale	$3,912,709	$3,912,709	$3,885,025	$3,885,025
Equity securities—available for sale	21,959	21,959	48,682	48,682
Mortgage loans on real estate	516,101	533,478	528,917	546,086
Derivative instruments	223	223	5,526	5,526
Policy loans	160,282	192,567	159,370	181,274
Other long-term investments	1,300	1,300	1,300	1,300
Cash and short-term investments	29,134	29,134	21,330	21,330
Securities and indebtedness of related parties	42,748	42,748	23,791	23,791
Collateral held for securities lending and other transactions	91,704	91,704	2,009	2,009
Assets held in separate accounts	760,864	760,864	666,739	666,739

Liabilities
Future policy benefits	$1,893,523	$1,859,860	$1,903,933	$1,862,431
Other policyholders’ funds	531,067	526,061	539,088	564,469
Collateral payable for securities lending and other transactions	93,039	93,039	33	33
Other liabilities	4,263	4,263	820	820
Liabilities related to separate accounts	760,864	739,560	666,739	648,417

5.    Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.0 million of coverage per individual life. New sales of certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

We participate in a reinsurance pool with various unaffiliated life insurance companies to mitigate the impact of a catastrophic event on our financial position and results of operations. Members of the pool share in the eligible catastrophic losses based on their size and contribution to the pool. Under the pool arrangement, we will be able to cede approximately 65% of catastrophic losses after other reinsurance and a deductible of $0.8 million. Pool losses are capped at $12.8 million per event and the maximum loss we could incur as a result of losses assumed from other pool members is $4.5 million per event.

Life insurance in force ceded totaled $8,263.1 million (20.4% of direct life insurance in force) at December 31, 2007 and $7,798.0 million (20.6% of direct life insurance inforce) at December 31, 2006. Insurance premiums and product charges have been reduced by $29.8 million in 2007, $29.7 million in 2006 and $29.4 million in 2005 and insurance benefits have been reduced by $13.5 million in 2007, $19.8 million in 2006 and $15.5 million in 2005 as a result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

We assume certain life insurance business from EquiTrust Life. Under this agreement, life insurance inforce assumed totaled $154.0 million (0.4% of total life insurance in force) at December 31, 2007 and $142.0 million (0.4% of total life insurance in force) at December 31, 2006. In total, premiums and product charges assumed totaled $0.2 million in 2007 and $0.1 million in 2006 and 2005. We assumed $1.2 million in insurance benefits in 2006. No insurance benefits were assumed in 2007 or 2005.

Policy Provisions

An analysis of the value of insurance in force acquired is as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Excluding impact of net unrealized investment gains and losses:
Balance at beginning of year	$45,660	$49,118	$51,979
Accretion of interest during the year	1,819	6,186	2,218
Amortization of asset	(6,888)	(9,644)	(5,079)

Balance prior to impact of net unrealized investment gains and losses	40,591	45,660	49,118
Impact of net unrealized investment gains and losses	624	(2,819)	(2,552)

Balance at end of year	$41,215	$42,841	$46,566

Net amortization of the value of insurance in force acquired, based on expected future gross profits/margins, for the next five years and thereafter is expected to be as follows: 2008—$2.6 million; 2009—$2.6 million; 2010—$2.7 million; 2011—$2.5 million; 2012—$2.3 million; and thereafter, through 2030—$27.9 million.

Certain variable annuity and variable universal life contracts in our separate accounts have minimum interest guarantees on funds deposited in our general account and guaranteed minimum death benefits

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(GMDBs) on our variable annuities. In addition, we have certain variable annuity contracts that have an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon death of the contract holder. Information regarding our GMDBs and IDBs by type of guarantee and related separate account balance and net amount at risk (amount by which GMDB or IDB exceeds account value) is as follows:

	December 31, 2007		December 31, 2006
Type of Guarantee	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$219,764	$342	$240,726	$1,903
Return the greater of highest anniversary value or net deposits	258,344	4,749	167,348	104
Incremental death benefit	234,830	27,029	224,312	23,124

Total		$32,120		$25,131

The separate account assets are principally comprised of stock and bond mutual funds. The reserve for GMDBs and IDBs, determined using scenario-based modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $0.9 million at December 31, 2007 and 2006. The weighted average age of the contract holders with a GMDB or IDB rider was 55 years at December 31, 2007 and 59 years at December 31, 2006.

Incurred benefits for GMDBs and IDBs totaled $0.1 million for 2007 and 2006 and $0.6 million for 2005. Paid benefits for GMDBs and IDBs totaled $0.1 million for 2007 and less than $0.1 million in 2006 and 2005.

6.    Income Taxes

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Income tax expenses (credits) are included in the consolidated financial statements as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Taxes provided in consolidated statements of income on:
Income before minority interest in earnings of subsidiaries and equity income:
Current	$28,457	$27,784	$20,963
Deferred	4,094	5,972	9,843

	32,551	33,756	30,806
Equity income—current	827	612	656

Taxes provided in consolidated statement of changes in stockholder’s equity:
Change in net unrealized investment gains/losses—deferred	(23,106)	(23,042)	(23,228)
Adjustment resulting from capital transaction of equity investee—deferred	39	(31)	—
Change in underfunded status of other post-retirement benefit plans—deferred	(10)	(112)	—

	(23,077)	(23,185)	(23,228)

	$10,301	$11,183	$8,234

The effective tax rate on income before income taxes, minority interest in earnings of subsidiaries and equity income is different from the prevailing federal income tax rate as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Income before income taxes, minority interest in earnings of subsidiaries and equity income	$100,691	$103,933	$94,423

Income tax at federal statutory rate (35%)	$35,242	$36,377	$33,048
Tax effect (decrease) of:
Tax-exempt dividend and interest income	(2,353)	(1,724)	(1,370)
Reversal of tax accruals no longer necessary based on events and analysis performed during the year	—	(525)	(525)
Gain on dividend of home office properties	(369)	(369)	(369)
State income taxes	(24)	27	119
Other items	55	(30)	(97)

Income tax expense	$32,551	$33,756	$30,806

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

	December 31,
	2007	2006
	(Dollars in thousands)
Deferred income tax liabilities:
Deferred policy acquisition costs	$119,384	$109,435
Value of insurance in force acquired	14,425	14,994
Property and equipment	2,776	2,976
Deferred sales inducements	2,151	1,603
Fixed maturity and equity securities	—	24,018
Other	514	1,473

	139,250	154,499
Deferred income tax assets:
Future policy benefits	44,791	48,513
Accrued dividends	3,757	3,900
Accrued benefit and compensation costs	8,004	6,632
Fixed maturity and equity securities	6,742	—
Other	1,895	2,411
	65,189	61,456

Deferred income tax liability	$74,061	$93,043

As discussed in Note 1 above, the impact of adopting Interpretation No. 48 was not material to our consolidated financial statements. We are no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2001.

7. Credit Arrangements

EquiTrust Life and Farm Bureau Mutual Insurance Company (Farm Bureau Mutual), an affiliate, have each extended lines of credit to us in the amount of $10.0 million. Any borrowings are due within 30 days and interest on these agreements is charged at a variable rate equal to the one month LIBOR. There were no outstanding borrowings on these lines of credit at December 31, 2007 or 2006.

FBL Financial Group, Inc. has extended a line of credit to us in the amount of $75.0 million. Interest on any borrowings under this arrangement is charged at a rate equal to the prime rate of a national bank. No borrowings have been made on this line of credit.

8. Retirement Plans

We participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit plans. These plans cover substantially all our employees and the employees of the other participating companies who have attained age 21 and one year of service. Benefits are based on years of service and the employee’s compensation. One of these plans provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $3.4 million in 2007 and $3.9 million in 2006 and $5.6 million in 2005.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Effective January 1, 2008, certain provisions in the plans were modified. As a result of these modifications, we expect a reduction in future costs associated with the plans.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee’s contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee’s contributions between 2% and 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Expense related to the plan totaled $0.6 million in 2007, $0.5 million in 2006 and $0.6 million in 2005.

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans, which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retirees who have worked full-time for ten years and attained age 55 while in service. Postretirement benefit expense for this plan is allocated in a manner consistent with pension expense discussed above. We also have two single employer plans that provide health and medical benefits to retirees. See Note 1, “Significant Accounting Policies—Accounting Changes” for additional details regarding the impact of adopting Statement No. 158 for these plans. Postretirement benefit expense totaled less than $0.1 million for 2007 and $0.1 million for 2006 and 2005.

9.     Management and Other Agreements

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF), Kansas Farm Bureau (through December 2005) and their affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs. The IFBF and Kansas Farm Bureau are both stockholders of FBL Financial Group, Inc. with the IFBF being FBL Financial Group, Inc.’s majority owner.

We leased office space from Farm Bureau Mutual through December 2005. Related lease expense totaled $0.7 million in 2005.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $2.0 million in 2007, $1.8 million in 2006 and $2.0 million in 2005.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $3.1 million during 2007, $3.2 million during 2006 and $3.1 million during 2005 under these agreements.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

EquiTrust Investment Management Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $5.2 million during 2007 and $5.0 million during 2006 and 2005 related to these services.

We have marketing agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Mutual and another affiliate. Under the marketing agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. We incurred expenses totaling $7.6 million in 2007, $7.2 million in 2006 and $7.3 million in 2005 relating to these arrangements.

We are licensed by the IFBF to use the “Farm Bureau” and “FB” designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.4 million in 2007, 2006 and 2005. We have similar arrangements with the Kansas Farm Bureau and other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.3 million in 2007, $1.2 million in 2006 and $1.1 million in 2005.

10.    Commitments and Contingencies

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2007, management is not aware of any claims for which a material loss is reasonably possible. See Note 1, “Significant Accounting Policies—Recognition of Premium Revenue and Costs” for disclosure of a gain contingency relating to a lawsuit.

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2007 is as follows: 2008—$1.8 million; 2009—$1.9 million; 2010—$1.9 million; 2011—$1.9 million; 2012—$1.9 million and 2013—$0.5 million. Rent expense for the lease totaled $1.9 million in 2007, $1.8 million in 2006 and $2.0 million in 2005. These amounts are net of $1.1 million in 2007, 2006 and 2005 in amortization of a deferred gain on the transfer of the home office properties. The remaining unamortized deferred gain totaled $5.5 million at December 31, 2007 and $6.6 million at December 31, 2006.

We have extended a line of credit in the amount of $40.0 million to FBL Leasing Services, Inc. Interest on this agreement is charged at a variable rate equal to the LIBOR plus 0.10% (5.33% at December 31, 2007 and 5.45% at December 31, 2006). The amount outstanding on the line of credit totaled $22.8 million at December 31, 2007 and $23.8 million at December 31, 2006. Interest income on the line of credit totaled $1.3 million during 2007 and 2006 and $0.9 million during 2005.

We have extended a line of credit in the amount of $10.0 million to EquiTrust Life. Any borrowings are due within 30 days and interest on this agreement is charged at a variable rate equal to the one month LIBOR. There were no borrowings outstanding on the line of credit at December 31, 2007 or 2006.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

We have guaranteed that we will maintain a minimum statutory capitalization level for EquiTrust Life, sufficient to maintain a favorable risk based capital ratio.

11.    Statutory Information

Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is classified as available-for-sale and carried at fair value rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves for certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (f) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (g) certain deferred income tax assets, agents’ balances and certain other assets designated as “nonadmitted assets” for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for interest sensitive, indexed and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized for all employees in accordance with Statement No. 87, “Employers’ Accounting for Pensions,” rather than for vested employees only; (j) the financial statements of subsidiaries are consolidated rather than being accounted for under the equity method; and (k) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income, not including subsidiaries, as determined in accordance with statutory accounting practices, was $55.2 million in 2007, $49.3 million in 2006 and $46.0 million in 2005. Our total statutory capital and surplus was $364.9 million at December 31, 2007 and $335.3 million at December 31, 2006.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa Insurance Commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. An annual dividend limitation is defined under the Iowa Insurance Holding Company Act as any dividend or distribution of cash or other property whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders’ surplus (total statutory capital stock and statutory surplus) as of December 31 of the preceding year, or (ii) the statutory net gain from operations of the insurer for the 12-month period ending December 31 of the preceding year. During 2008, the maximum amount legally available for distribution to our parent company without further regulatory approval is $51.7 million.

12.     Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into three product segments. The product segments are: (1) Traditional Annuity—Exclusive Distribution (“Exclusive Annuity”), (2) Traditional and Universal Life Insurance and (3) Variable. We also have various support operations and corporate capital that are aggregated into a Corporate and Other segment.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The Exclusive Annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists primarily of accident and health insurance products (primarily a closed block of group policies) and corporate items that do not meet the quantitative threshold for separate segment reporting.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are generally reported net of any transactions between the segments. Operating income represents net income excluding the impact of:

•	realized and unrealized gains and losses on investments;
•	changes in net unrealized gains and losses on derivatives;
•	the cumulative effect of changes in accounting principles;
•	a nonrecurring lawsuit settlement; and
•	discontinued operations.

We use operating income, in addition to net income, to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. Also, the cumulative effect of changes in accounting principles, discontinued operations and the lawsuit settlement in 2006 are nonrecurring items. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income. Specifically, call options relating to our index business are one-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force. For interest rate swaps backing our annuity liabilities, the derivatives are marked to market, but the associated insurance liabilities are not marked to market. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining company-wide bonuses and evaluating performance on a basis comparable to that used by many in the investment community.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Financial information concerning our operating segments is as follows:

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Operating revenues:
Traditional Annuity—Exclusive Distribution	$149,058	$146,180	$146,488
Traditional and Universal Life Insurance	307,116	296,412	290,025
Variable	56,447	53,868	51,486
Corporate and Other	8,327	7,837	8,942

	520,948	504,297	496,941
Realized gains on investments (A)	8,237	13,850	3,036
Change in net unrealized gains/losses on derivatives (A)	(4,999)	65	(88)

Consolidated revenues	$524,186	$518,212	$499,889

Net investment income:
Traditional Annuity—Exclusive Distribution	$144,922	$145,256	$145,672
Traditional and Universal Life Insurance	128,699	126,841	125,699
Variable	12,889	13,595	13,896
Corporate and Other	6,159	5,950	7,588

Consolidated net investment income	$292,669	$291,642	$292,855

Depreciation and amortization:
Traditional Annuity—Exclusive Distribution	$10,075	$7,738	$10,578
Traditional and Universal Life Insurance	17,717	10,688	13,403
Variable	7,288	6,729	4,793
Corporate and Other	6	171	274

	35,086	25,326	29,048
Realized gains (losses) on investments, net (A)	56	(220)	208
Change in net unrealized gains/losses on derivatives (A)	(1,484)	(10)	—

Consolidated depreciation and amortization	$33,658	$25,096	$29,256

Pre-tax operating income:
Traditional Annuity—Exclusive Distribution	$31,198	$34,405	$33,098
Traditional and Universal Life Insurance	48,526	49,808	48,841
Variable	10,806	5,498	3,775
Corporate and Other	7,694	6,964	7,798

	98,224	96,675	93,512
Income taxes on operating income	(31,279)	(31,215)	(30,499)
Realized gains on investments, net (A)	5,317	9,145	1,838
Change in net unrealized gains/losses on derivatives (A)	(2,460)	(120)	(49)
Cumulative effect of change in accounting principle	(124)	—	—
Lawsuit settlement (A)	—	(3,172)	—

Consolidated net income	$69,678	$71,313	$64,802

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

	Year ended December 31,
	2007	2006	2005
	(Dollars in thousands)
Assets:
Traditional Annuity—Exclusive Distribution	$2,461,792	$2,482,447	$2,464,953
Traditional and Universal Life	2,308,959	2,255,258	2,210,367
Variable	1,109,853	1,012,659	903,664
Corporate and Other	372,080	234,317	287,915

	6,252,684	5,984,681	5,866,899
Unrealized gains (losses) in accumulated other comprehensive income (loss) (A)	(18,283)	48,271	114,020
Other classification adjustments	(33,751)	(32,972)	(60,458)

Consolidated assets	$6,200,650	$5,999,980	$5,920,461

(A)	Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and income taxes attributable to gains and losses on investments and derivatives.

Depreciation and amortization related to property, plant and equipment are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the Corporate and Other segment.

Our investment in equity method investees and the related equity income are attributable to the Corporate and Other segment. Interest expense and expenditures for long-lived assets were not significant during the periods presented above. Goodwill at December 31, 2007 and 2006 is allocated among the segments as follows: Exclusive Annuity ($3.9 million) and Traditional and Universal Life Insurance ($6.1 million).

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $455.1 million in 2007, $440.9 million in 2006 and $473.7 million in 2005. Premiums are concentrated in the following states:

	Year ended December 31,
	2007	2006	2005
Life and annuity collected premiums:
Iowa	30.3%	30.0%	29.2%
Kansas	16.8	17.4	19.8
Oklahoma	7.6	7.9	7.9

13.     Other-Than-Temporary Impairments—Subsequent Event

For the quarter ended March 31, 2008, we recorded realized losses for other-than-temporary impairments on six fixed maturity securities totaling $7.0 million after taxes and other adjustments to amortization of unearned revenue reserves, deferred policy acquisition costs and deferred sales inducements. At December 31, 2007, the decline in value for each of these securities was recorded as an unrealized loss and reflected as a reduction to stockholder’s equity through accumulated other comprehensive income (loss). We determined these securities were other-than-temporarily impaired due to rating agency downgrades, bankruptcy filings, changes in collateralization and other specific events occurring during the first quarter of 2008.

77